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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated July 26, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-D

                                TABLE OF CONTENTS


PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans...............................................
Section 2.05  Designation of Interests in the REMICs........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................
Section 2.09  Repurchase of Converted Mortgage Loans........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer.....................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Certificate Account; and Upper-Tier Certificate
               Account......................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts..............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Account, Certificate Account and Upper-Tier Certificate
               Account......................................................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee..........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements..............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer.......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer.......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others...................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default.............................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates.................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law.................................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Certificates Nonassessable and Fully Paid.....................
Section 11.08 Access to List of Certificateholders..........................
Section 11.09 Recharacterization............................................


EXHIBITS
--------

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-IO      -     Form of Face of Class A-IO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit A-LR      -     Form of Face of Class A-LR Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates.......................
Exhibit D         Mortgage Loan Schedule....................................
Exhibit E         Request for Release of Documents..........................
Exhibit F         Form of Certification of Establishment of Account.........
Exhibit G-1       Form of Transferor's Certificate..........................
Exhibit G-2A      Form 1 of Transferee's Certificate........................
Exhibit G-2B      Form 2 of Transferee's Certificate........................
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates.........................
Exhibit I         Form of Affidavit Regarding Transfer of Residual
                  Certificates..............................................
Exhibit J         Contents of Servicing File................................
Exhibit K         Form of Special Servicing Agreement.......................
Exhibit L         List of Recordation States................................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated July 26, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H  T H A T:
                        - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

=============== ====================== ============ ============== ===========
                                                                   Integral
                Initial Class                                      Multiples
                Certificate Balance    Pass-Through Minimum        in Excess
Classes         or Notional Amount     Rate         Denomination   of Minimum
--------------- ---------------------- ------------ -------------- -----------
Class A-1       $  195,000,000.00       4.992%(1)   $1,000         $1
--------------- ---------------------- ------------ -------------- -----------
Class A-2       $  138,000,000.00       5.947%(1)   $1,000         $1
--------------- ---------------------- ------------ -------------- -----------
Class A-3       $  150,312,700.00       6.086%(1)   $1,000         $1
--------------- ---------------------- ------------ -------------- -----------
Class A-IO      $  500,842,327.00          (2)      $1,000         $1
--------------- ---------------------- ------------ -------------- -----------
Class A-R       $           50.00          (3)      $50            N/A
--------------- ---------------------- ------------ -------------- -----------
Class A-LR      $           50.00          (3)      $50            N/A
--------------- ---------------------- ------------ -------------- -----------
Class B-1       $    8,764,000.00       6.250%(1)   $25,000        $1
--------------- ---------------------- ------------ -------------- -----------
Class B-2       $    3,005,000.00       6.250%(1)   $25,000        $1
--------------- ---------------------- ------------ -------------- -----------
Class B-3       $    2,004,000.00       6.250%(1)   $25,000        $1
--------------- ---------------------- ------------ -------------- -----------
Class B-4       $    1,502,000.00       6.250%(1)   $25,000        $1
--------------- ---------------------- ------------ -------------- -----------
Class B-5       $    1,002,000.00       6.250%(1)   $25,000        $1
--------------- ---------------------- ------------ -------------- -----------
Class B-6       $    1,252,527.80       6.250%(1)   $25,000        $1
--------------- ---------------------- ------------ -------------- -----------

---------------
(1) For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on these Certificates at the lesser of the rate set forth in the above table and the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on these Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on the Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the other Certificates as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in May 2006, the Pass-Through Rate on the Class A-IO Certificates will be zero.

(3) For the first Distribution Date, interest will accrue on this Certificate at the rate of 6.2995583200% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-D that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-D." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Notional Amount: With respect to any Class A-IO Certificates at any date, the product of the Percentage Interest of such Certificate and the Notional Amount of the Class A-IO Certificates.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-IO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-IO, Class A-R and Class A-LR Certificates.

            Class A-IO Notional Amount: As to any Distribution Date and the Class A-IO Certificates, the aggregate Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-IO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-IO Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: July 26, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Corresponding Upper-Tier Class: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, as follows:

Uncertificated Lower-Tier Interest    Corresponding Upper-Tier Class
----------------------------------    ------------------------------

Class A-L1 Interest                   Class A-1 Certificates

Class A-L2 Interest                   Class A-2 Certificates

Class A-L3 Interest                   Class A-3 Certificates

Class A-LUR Interest                  Class A-R Certificate

Class B-L1 Interest                   Class B-1 Certificates

Class B-L2 Interest                   Class B-2 Certificates

Class B-L3 Interest                   Class B-3 Certificates

Class B-L4 Interest                   Class B-4 Certificates

Class B-L5 Interest                   Class B-5 Certificates

Class B-L6 Interest                   Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: July 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans, which is $500,842,327.80.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Distribution Date: The 25th day of each month beginning in August 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $100,932.00.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-IO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-IO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $10,016,846.56.

            Initial Notional Amount: As to the Class A-IO Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $7,011,792.59.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-IO Certificates are the sole Class of Interest-Only Certificates.

            IO Interest Fraction: For each Uncertificated Lower-Tier Interest with respect to each Distribution Date, a fraction, the numerator of which is equal to the product of (A) the excess, if any, of the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) over the Pass-Through Rate for the Corresponding Upper-Tier Class and (B) the Principal Balance of the Corresponding Upper-Tier Class and the denominator of which is the product of (X) the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Classes of Certificates other than the Class A-IO Certificates as of such Distribution Date and (Y) the Pool Stated Principal Balance. The IO Interest Fraction with respect to the Class A-LUR Interest will be zero.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated July 26, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: The Class A-IO Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.75%
                       Class B-2               1.15%
                       Class B-3               0.75%
                       Class B-4               0.45%
                       Class B-5               0.25%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $17,529,527.80.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial Certificate Notional Amount of a Class A-IO Certificate)by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal Amount: As to any Distribution Date, the sum of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of Moody's and Fitch. If any of such organizations or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates: The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in August 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in August 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or
(iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses
(e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                               Percentage of Original
Distribution Date Occurring In            Subordinate Certificate Balance
------------------------------            -------------------------------
August 2001 through July 2009                           30%
August 2009 through July 2010                           35%
August 2010 through July 2011                           40%
August 2011 through July 2012                           45%
August 2012 and thereafter                              50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.663% per annum until and including the May 2006 Distribution Date. After the May 2006 Distribution Date, the Servicing Fee Rate with respect to each Mortgage Loan will be 0.250% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L2, Class A-L3, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-D, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence
            of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

               (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

               (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

               (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

               (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

               (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

               (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

               (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               (x)All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

               (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

               (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

               (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

               (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

               (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

               (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

               (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

               (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

               (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

               (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

               (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

               (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

               (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

               (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

               (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

               (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

               (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

               (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

               (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

               (xxxviii)Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

               (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is August 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

               (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

               (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

               (iv) any amount required to be deposited by the Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

               (v) any amounts required to be deposited by the Servicer pursuant to Section 3.14;

               (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

               (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

               (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

               (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

               (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-D and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

               (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to
      Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

               (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

               (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

               (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

               (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

               (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

               (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

               (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

               (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

               (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

               (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15      Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

               (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

               (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

               (i) to each Class of Senior Certificates (other than the Class A-LR Certificate), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

               (ii) to the Class A Certificates (other than the Class A-LR Certificate), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

               (iii) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

               (iv) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class to the extent actually distributed thereon and (ii) the product of the IO Interest Fraction for such Uncertificated Lower-Tier Class and the amount of interest accrued on the Class A-IO Certificates net of any distribution in respect of any Class Unpaid Interest Shortfall in each case actually distributed on the Class A-IO Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Upper-Tier Class.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates pursuant to
Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  second, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            The Class A-IO Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in August 2012, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                           Percentage
---------------------------                           ----------
August 2001 through July 2008                             0%
August 2008 through July 2009                             30%
August 2009 through July 2010                             40%
August 2010 through July 2011                             60%
August 2011 through July 2012                             80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

               (i) the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date; and

               (ii) the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class as provided above.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Stated Principal Balance for the following Distribution Date;

               (vi) the Senior Percentage and Subordinate Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

               (x) the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

               (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

               (xvi) in the case of the Class A-IO Certificates, the Class A-IO Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            (e) For purposes of calculating original issue discount with respect to the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, the Trustee shall not treat interest in excess of the fixed Pass-Through Rate (as specified in the table in the Preliminary Statement) as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for any such Class. The terms "original issue discount" and "stated maturity price at redemption" shall have the meanings provided by Sections 1271 through 1275 of the Code and Treasury Regulations promulgated thereunder.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-IO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount)). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

               (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
      (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

               (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause
(I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

               (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

               (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group; and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By:
                                        ---------------------------------------
                                        Name:  Judy Ford
                                        Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By:
                                        ---------------------------------------
                                        Name:  Robert J. DeBenedet
                                        Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )


            On the 26th day of July, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 26th day of July, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 26th day of July, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1

                   [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $195,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 U6 7

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 4.992% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $138,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 U7 5

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.947% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-3

                   [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $150,312,700.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 U8 3

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.086% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-IO

                   [FORM OF FACE OF CLASS A-IO CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                   Class A-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                   Class A-IO

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional Amount
of this Class:                $500,842,237.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V3 3

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For the first Distribution Date, interest will accrue on this Certificate at the rate of 0.6720601709% per annum. For each Distribution Date after the first Distribution Date, up to and including the Distribution Date in May 2006, interest will accrue on this Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Certificates (other than the Class A-IO Certificates) as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in May 2006, the Pass-Through Rate on this Class A-IO Certificates will be zero.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-R

                   [FORM OF FACE OF CLASS A-R CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 U9 1

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For the first Distribution Date, interest will accrue on this Certificate at the rate of 6.2995583200% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-LR

                   [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V2 5

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For the first Distribution Date, interest will accrue on this Certificate at the rate of 6.2995583200% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,764,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V4 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,005,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V5 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-3

                   [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,004,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V6 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,502,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V7 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,002,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V8 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-D
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 2001

First Distribution Date:      August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,252,527.80

Pass-Through Rate:            Variable

CUSIP No.:                    060506 V9 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in May 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                    [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 26, 2001

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
for the account of __________________, account number ________________________, or, if mailed by check, to Applicable statements should be mailed to
_______________________

      This information is provided by , the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

Bank of America Mortgage
BOAMS 2001-D
Mortgage Schedule

Loan Count:                                          1,063
Scheduled PB:                               500,842,327.80
Interest Rate W/A:                                   6.966
Unpaid PB W/A:                                  471,159.00
Remaining Term W/A:                                    359


   Loan     Borrower                Zip           Property                                   Loan
  Number    Last Name        State  Code            Type               Occupancy             Purpose
0029436482  SCHOLTEN          CA    92629            PUD                Primary              Refinance
0029604907  WEESNER           KY    40356       Single Family           Primary              Refinance
0029615879  HENEGAR           NC    28211            PUD                Primary              Purchase
0029619871  TYLER             CA    95004       Single Family           Primary              Refinance
0029632452  TRAVKIN           GA    30067            PUD                Primary              Refinance
0029634862  HUTCHINSON        CA    91105       Single Family           Primary              Purchase
0029634912  HARGROVE          IL    60514       Single Family           Primary              Purchase
0029635828  FAGER             CO    80439       Single Family           Primary              Refinance
0029637493  BOWER             CA    91326            PUD                Primary              Purchase
0029648458  ISMAIL            TX    75063            PUD                Primary              Refinance
0029648953  PIERSA            IL    60021            PUD                Primary              Purchase
0029649001  POOK              CO    80241            PUD                Primary              Purchase
0029649027  WEST              CO    80027            PUD                Primary              Purchase
0029649266  HOFFELT           MN    55347       Single Family           Primary              Purchase
0029658861  DEMPSEY           OH    43082       Single Family           Primary              Refinance
0029659448  SIMMONS           CA    92656            PUD                Primary              Purchase
0029660529  BEATY             CA    92118            PUD                Primary              Purchase
0029661162  SKOMRA            CA    92064       Single Family           Primary         Cash-out Refinance
0029671062  MCDONALD          AR    72212       Single Family           Primary              Refinance
0029672458  SKELTON           CA    95376       Single Family           Primary         Cash-out Refinance
0029673985  PRATT             MA    01845       Single Family           Primary              Purchase
0029674017  BAGG              CA    92675       Single Family           Primary              Purchase
0029674108  HERRE             KS    66211            PUD                Primary              Refinance
0029675238  SANUDO            CA    92083            PUD                Primary              Purchase
0029675329  AMDUR             TX    75093            PUD                Primary              Refinance
0029675394  AMICK             CO    80454       Single Family           Primary              Refinance
0029676814  MAGUIRE           CA    90266       Single Family           Primary              Purchase
0029678109  MEADOWS           GA    30307       Single Family           Primary              Purchase
0029679669  GREENWOOD         VA    23451       Single Family          Secondary             Purchase
0029679842  GORDON            CO    80124            PUD                Primary              Purchase
0029679859  TAYLOR            CO    80124            PUD                Primary              Purchase
0029681285  MALOCH            GA    30075            PUD                Primary              Refinance
0029681855  SIMION            TX    78746       Single Family           Primary              Purchase
0029681939  RAO               CO    80016            PUD                Primary              Purchase
0029683935  ABLONDI           SC    29681            PUD                Primary              Purchase
0029683950  BENDER            CA    92679            PUD                Primary              Purchase
0029684776  HILLMAN           CT    06019       Single Family           Primary              Purchase
0029685708  COULTAS           CO    80015            PUD                Primary              Purchase
0029686029  GOWIN             WA    98034            PUD                Primary              Refinance
0029687324  SIMPSON           CA    91356       Single Family           Primary              Purchase
0029689445  LOPEZ             CA    91381            PUD                Primary              Purchase
0029690526  HUNSUCKER         MO    63038            PUD                Primary         Cash-out Refinance
0029690856  BRANDT            OK    74136       Single Family           Primary         Cash-out Refinance
0029691896  GRAULICH          CA    92109       Single Family           Primary              Refinance
0029692795  SHIELDS JR        WA    98033            PUD                Primary              Purchase
0029692811  LOVUS             CA    90402        Condominium            Primary              Refinance
0029693140  DI SANTO II       IL    60614            PUD                Primary              Purchase
0029693207  WALTHER           IL    60622        Condominium            Primary              Refinance
0029693256  ROWE              SC    29464       Single Family           Primary              Refinance
0029697414  GORDON            CO    80439       Single Family           Primary              Refinance
0029697646  BUCK              CA    95401       Single Family           Primary         Cash-out Refinance
0029697802  JAMES JR          GA    30319            PUD                Primary              Refinance
0029698396  ELDER MARRIOTT    IL    60657       Single Family           Primary              Purchase
0029700119  BLACK             CO    80439       Single Family           Primary              Refinance
0029700929  TEMPLETON         TX    75230            PUD                Primary              Purchase
0029701331  RIEKER            CO    80022            PUD                Primary              Purchase
0029705498  KIRBY             CO    80303       Single Family           Primary              Purchase
0029705761  BELCHER           OH    45069       Single Family           Primary              Purchase
0029707320  COKINOS           TX    77005            PUD                Primary              Purchase
0029707577  THOMPSON          CA    94503       Single Family           Primary              Purchase
0029707924  FONE              CO    80031            PUD                Primary              Purchase
0029710589  MCDONNELL         CA    94123        Condominium            Primary              Purchase
0029711447  MELLON III        MO    65037       Single Family           Primary              Refinance
0029711702  MCCONNELL         TX    78746        Condominium            Primary              Purchase
0029711744  LUTES             CO    80303       Single Family           Primary              Purchase
0029711769  BRENHOLT          CO    80504            PUD                Primary              Purchase
0029712999  GILES             SC    29464            PUD                Primary              Refinance
0029719820  BRADLEY           MD    20623            PUD                Primary              Refinance
0029719861  DREWELOW          CA    94117         Two Family            Primary              Purchase
0029722444  RANDHAWA          CA    95747       Single Family           Primary              Purchase
0029722790  LANE              MN    55331       Single Family           Primary              Purchase
0029729290  WOOD              CA    95688       Single Family           Primary              Purchase
0029729530  CULLUM            IL    60048       Single Family           Primary              Purchase
0029729852  KETHINENI         CA    94544            PUD                Primary              Purchase
0029730322  DONALDSON         UT    84098       Single Family           Primary              Purchase
0029731908  MCCULLOCH         CA    92656            PUD                Primary              Refinance
0029734035  LANZEL            CA    92211            PUD               Secondary             Refinance
0029734274  JOYCE             CO    80424       Single Family           Primary              Refinance
0029734985  CENTER            CA    92679            PUD                Primary              Purchase
0029737079  NEKICH            IL    60048            PUD                Primary              Purchase
0029741790  BROWN             GA    30004       Single Family           Primary         Cash-out Refinance
0029742699  SHAH              CA    92128            PUD                Primary              Purchase
0029745171  LEONARD           GA    30345       Single Family           Primary              Refinance
0029745379  MARTIN            CA    94588            PUD                Primary              Purchase
0029746393  SCHMICK           WA    98332            PUD                Primary              Purchase
0099034217  MA                CA    92656            PUD                Primary              Purchase
0099035271  BENDER            CA    92009            PUD                Primary              Purchase
0099041402  ROSAS             CA    95403       Single Family           Primary              Purchase
0099043432  DE THOMAS         OH    43054       Single Family           Primary              Purchase
0099049306  RESTA III         MD    20854       Single Family           Primary              Refinance
0099049413  TOOKER            CO    80138       Single Family           Primary              Purchase
0099049819  SWANSON           NV    89052            PUD                Primary              Purchase
0099049876  GILBERT           CA    92131       Single Family           Primary              Refinance
0099050379  POLLOCK           MD    21842            PUD               Secondary             Purchase
0099050387  PRIESTER          VA    20176            PUD                Primary              Purchase
0099050577  PERRIN            VA    20187            PUD                Primary              Purchase
0099051484  WADE              CA    94939       Single Family           Primary              Refinance
0099052383  BANNISTER         CA    94947       Single Family           Primary              Purchase
0099053431  GROVES            VA    20176            PUD                Primary              Purchase
0099053969  KOVSKY            CA    94556       Single Family           Primary         Cash-out Refinance
0099054215  CARTER            MD    21794            PUD                Primary              Refinance
0099054835  MCCOY             CO    80123            PUD                Primary              Refinance
0099055394  SUVAK             MA    01890       Single Family           Primary         Cash-out Refinance
0099055410  THAUT             CO    80439       Single Family           Primary              Refinance
0099055592  NATOLI            CA    94134       Single Family           Primary              Purchase
0099055642  PERTLER           IL    60031            PUD                Primary              Purchase
0099055741  CAMPBELL          NC    28207       Single Family           Primary              Refinance
0099056368  STONE             CO    80138       Single Family           Primary         Cash-out Refinance
0099056657  DEPASSE           CO    80465            PUD                Primary              Purchase
0099057119  MATSUI            CA    94611       Single Family           Primary              Purchase
0099059065  KING              NC    28105            PUD                Primary              Purchase
0099061046  GOLDSTEIN         NV    89135            PUD                Primary              Purchase
0099062721  TUCKNESS          CA    95138            PUD                Primary         Cash-out Refinance
0099062960  SEAMAN            CA    95121       Single Family           Primary              Refinance
0099063174  CAMPBELL          NV    89052            PUD               Secondary             Purchase
0099063877  SOOHOO            CA    91011       Single Family           Primary         Cash-out Refinance
0099063893  CHAPMAN           NC    27949            PUD               Secondary             Purchase
0099065336  FITTON            VA    22151       Single Family           Primary         Cash-out Refinance
0099067969  PIERCE            CA    92110       Single Family           Primary              Purchase
0099068843  BURKE             VA    22066       Single Family           Primary              Purchase
0099069064  FERM              CA    94994       Single Family           Primary         Cash-out Refinance
6000076734  GAYNOR            CA    94526       Single Family           Primary         Cash-out Refinance
6002289038  MULLINS           CA    92067            PUD                Primary              Refinance
6002341607  BETHARDS          SC    29451       Single Family           Primary              Refinance
6003869838  JASTI             CA    95014       Single Family           Primary              Refinance
6004003700  RUSTRIAN          CA    94112       Single Family           Primary              Purchase
6004400468  RAO               CA    94087       Single Family           Primary              Refinance
6005083131  TAYLOR            CA    94619       Single Family           Primary              Refinance
6005305997  BHISHIKAR         CA    94086            PUD                Primary              Refinance
6006991431  ARORA             CA    95035            PUD                Primary              Refinance
6007723163  ESSAS             CA    90035            PUD                Primary              Refinance
6007804427  BAHADOSINGH       CA    90266        Condominium            Primary              Purchase
6007957704  SWARTZBAUGH       CA    92620            PUD                Primary         Cash-out Refinance
6009128106  YEH               CA    95120            PUD                Primary              Refinance
6010014782  PETERSON          CA    95125       Single Family           Primary              Purchase
6011647101  AQUITANIA         CA    94803            PUD                Primary              Purchase
6012010309  EHRIG             CA    90277        Condominium            Primary              Purchase
6012040389  PAPANICOLAOU      CA    94108        Condominium            Primary              Refinance
6013245573  ZHANG             CA    94536       Single Family           Primary              Refinance
6014224270  BERNAT            CA    95032       Single Family           Primary              Purchase
6017298073  WOLFE             CA    90814            PUD                Primary              Refinance
6017994044  CUEVAS            CA    95035            PUD                Primary         Cash-out Refinance
6018510799  CHATELAIN         CA    95120       Single Family           Primary         Cash-out Refinance
6019258703  MURPHREE          CA    95008       Single Family           Primary              Refinance
6019542908  TORRES            CA    94014       Single Family           Primary              Purchase
6021221046  AU-YEUNG          CA    94109        Condominium            Primary              Purchase
6021650707  MORISHIMA         CA    95129            PUD                Primary              Purchase
6022342643  CAVAZZI SR        FL    33957        Condominium           Secondary             Purchase
6023165183  REILLY            CA    92109       Single Family           Primary              Refinance
6024968692  SOARES            CA    92679            PUD                Primary              Refinance
6025331676  WEBSTER III       NV    89509            PUD                Primary         Cash-out Refinance
6026583804  GHANTA            CA    94086            PUD                Primary              Refinance
6027151759  CHEN              CA    95131       Single Family           Primary         Cash-out Refinance
6028730445  DAVIES JR         CO    81632            PUD                Primary              Refinance
6031450528  WESTLAND          CA    94115        Condominium            Primary              Purchase
6031701920  HADJILAMBRIS      CA    94550       Single Family           Primary              Purchase
6033570869  BUSBY             CA    94070       Single Family           Primary              Purchase
6033640936  HIGGINS           CA    94611       Single Family           Primary              Purchase
6033664944  CHAMBERS          CA    94709       Single Family           Primary              Purchase
6033707248  CLAUS             CA    94558       Single Family           Primary              Refinance
6033748143  HERENDEEN         CA    94301       Single Family           Primary              Refinance
6034241395  HARTMAN           CA    94611       Single Family           Primary              Refinance
6034987567  LORDEMAN          CA    94583            PUD               Secondary             Purchase
6035359295  O'BRIEN           MA    02038       Single Family           Primary              Purchase
6037941827  PARK              CA    94025        Condominium            Primary              Refinance
6038997885  PALMER            CO    80027            PUD                Primary              Refinance
6039602161  TU                CA    94086            PUD                Primary              Refinance
6040004589  VICTOR            CA    94939            PUD                Primary              Purchase
6040120716  CANNON            CA    94941        Condominium            Primary         Cash-out Refinance
6040371046  EINHORN           CA    92130            PUD                Primary              Purchase
6041410033  NELSON            CA    94954       Single Family           Primary              Refinance
6041603066  RIVERA            CA    94546       Single Family           Primary              Purchase
6041665305  KAMPFER           AZ    85255            PUD                Primary         Cash-out Refinance
6042238649  O'LEARY           CA    94061       Single Family           Primary              Purchase
6042507696  PARZICK           CA    92679            PUD                Primary              Purchase
6043485389  PATEL             CA    95138       Single Family           Primary              Purchase
6043652319  THOMAS            CA    95123       Single Family           Primary         Cash-out Refinance
6043732665  DEVARAJ           CA    95134        Condominium            Primary              Purchase
6043897443  GUNN              CA    94506            PUD                Primary              Purchase
6044287156  DOUGLAS           WA    98072            PUD                Primary         Cash-out Refinance
6045867501  KERSHAW III       CA    90046       Single Family           Primary              Purchase
6046227796  HILLSTROM         WA    98121      High-Rise Condo          Primary              Purchase
6048706177  MCLELLAN          CA    94040        Condominium            Primary              Refinance
6048747676  LAPTALO           CA    94024       Single Family           Investor             Purchase
6050861985  AVALOS            CA    95133       Single Family           Primary              Purchase
6051492467  PLATE             CA    94806            PUD                Primary              Purchase
6051640578  LUND              CA    94024       Single Family           Primary              Refinance
6053518780  GIVVIN            CA    95129       Single Family           Primary              Purchase
6053823461  KAYE              CA    93101       Single Family           Primary              Refinance
6054441602  NEWTON            NM    87501       Single Family           Primary              Refinance
6054444028  CHAPMAN           CA    91001       Single Family           Primary              Refinance
6054446403  OCHOA             CA    95122       Single Family           Primary              Purchase
6055261538  SAFSTROM          CO    80026            PUD                Primary              Refinance
6057632751  BENNING           CA    94131        Condominium            Primary              Refinance
6058543502  KIRKLAND II       CA    90045       Single Family           Primary              Purchase
6058719391  BROWN             CA    95377       Single Family           Primary              Refinance
6059436037  MISTRY            CA    95123            PUD                Primary         Cash-out Refinance
6060670848  COHEN             TX    75225       Single Family           Primary              Refinance
6061050321  LIU               CA    94103        Condominium            Primary              Purchase
6061935059  RAITHEL           CA    94070       Single Family           Primary         Cash-out Refinance
6063181926  RUDNICK           CA    94403       Single Family           Primary         Cash-out Refinance
6064114496  ARTHUR            TN    37215            PUD                Primary              Purchase
6065066893  ZHEN              CA    94710        Three Family           Primary              Refinance
6066952984  MEASHEY           CA    90254        Condominium            Primary              Refinance
6068221099  MCLARTY           CA    92009            PUD                Primary              Refinance
6070064800  MADSEN            CA    94618       Single Family           Primary         Cash-out Refinance
6071151267  CANTON            CA    95148       Single Family           Primary              Purchase
6071702820  ROHLEDER          CA    94066       Single Family           Primary              Purchase
6073182500  DAVIS             NM    87110       Single Family           Primary              Purchase
6073396332  BOYD              CA    94568            PUD                Primary              Refinance
6073998186  CHEUNG            CA    91106       Single Family           Primary         Cash-out Refinance
6075418779  LEE               CA    94070       Single Family           Primary              Purchase
6076116398  CARLSON           CA    95128       Single Family           Primary              Purchase
6077184502  GALDAMEZ          CA    94560       Single Family           Primary              Purchase
6077426465  CANTELE           CA    94024       Single Family           Primary              Refinance
6077778691  HOLTER            MD    21702            PUD                Primary              Purchase
6077947866  GU                CA    94539            PUD                Primary              Refinance
6078045702  LYNCH             CO    80122            PUD                Primary              Purchase
6079442494  DAVEY             CA    95138            PUD                Investor             Purchase
6079540727  SUKIN             CA    94506            PUD                Primary              Refinance
6083383544  FRIDLEY           GA    30328       Single Family           Primary         Cash-out Refinance
6084091708  LEAHY             CA    94563            PUD                Primary              Purchase
6085688858  CARNEY            CA    94526       Single Family           Primary              Refinance
6088617573  YUE               CA    95035            PUD                Primary              Purchase
6089629858  PAGLIARI          IL    60068       Single Family           Primary              Refinance
6090618569  FOY               CA    90266       Single Family           Primary         Cash-out Refinance
6092395059  MACAPINLAC        CA    95120       Single Family          Secondary             Purchase
6094297261  BABBEL            CA    95008            PUD                Primary              Purchase
6094611271  BAILEY            CA    94920         Two Family            Primary         Cash-out Refinance
6094633556  BURLINSON         CA    95125       Single Family           Primary              Purchase
6094653158  BEHN              CA    94114        Condominium            Primary         Cash-out Refinance
6103303027  LEWIS             CA    94123        Condominium            Primary              Refinance
6103687874  JANES             IL    60613        Condominium            Primary              Refinance
6103940851  CHIU              CA    94065        Condominium            Primary              Refinance
6106112912  KALRA             CA    94404       Single Family           Primary              Refinance
6106912576  KOWALCZYK         CA    94117         Two Family            Primary              Purchase
6108062818  KUDLA             MI    49720       Single Family          Secondary             Purchase
6108424976  SURAVARJJALA      CA    94568            PUD                Primary              Purchase
6108476042  LIMPIC            CA    94901       Single Family           Primary              Refinance
6108969699  NISHIMURA         CA    94510       Single Family           Primary              Refinance
6109047727  QUINN             CA    94005       Single Family           Primary              Refinance
6109056371  ROTEN             CA    93010            PUD                Primary              Refinance
6109800190  BARON             CA    95136            PUD                Primary              Purchase
6109974045  SAAVEDRA          CA    94583            PUD                Primary         Cash-out Refinance
6111843618  CASSIDY           CA    94568       Single Family           Primary              Purchase
6112559494  HORGAN            CA    94107      High-Rise Condo          Primary              Purchase
6112578817  KOTTKE            CO    80020       Single Family           Primary              Refinance
6113339169  GUERRERO          NJ    07675       Single Family           Primary              Purchase
6113845074  BATTLE            CA    94134       Single Family           Primary              Purchase
6114630251  BEYER             CA    94598       Single Family           Primary              Purchase
6114882704  JOHNSON           CA    94506            PUD                Primary         Cash-out Refinance
6114979815  SADEGHI           CA    94403       Single Family           Primary              Purchase
6115427053  KROGH             CA    94552            PUD                Primary              Refinance
6115963347  SHELDON           CA    94061       Single Family           Primary              Purchase
6116160265  HORSPOOL          CA    94061       Single Family           Primary              Refinance
6118559852  WIEDERHOLD        CA    95032       Single Family           Primary              Refinance
6120751976  SHENOY            CA    95014       Single Family           Primary              Purchase
6121330895  LAM               CA    95054       Single Family           Primary         Cash-out Refinance
6122597401  FABER             CA    93950       Single Family           Primary              Purchase
6123895333  MONROE            CA    94596       Single Family           Primary         Cash-out Refinance
6127364336  THAN              CA    94112        Three Family           Primary              Purchase
6128204168  DENOIX            CA    94566            PUD                Primary              Refinance
6129232259  JANSSENS          CA    94930       Single Family           Primary         Cash-out Refinance
6129439557  KYZER             CA    96161            PUD                Primary              Refinance
6129439599  SCHETTINO         CA    94401       Single Family           Primary              Refinance
6130304121  RODGERS           CO    80435            PUD                Primary              Purchase
6130577775  TOOMBS            CA    96161            PUD               Secondary             Purchase
6130804815  KOTZABASAKIS      MA    01748       Single Family           Primary              Purchase
6131562008  ALLEN             CA    94553       Single Family           Primary              Refinance
6131843838  WOODS             CA    94553            PUD                Primary              Purchase
6132497774  HUFFMAN           CA    94506            PUD                Primary              Refinance
6133925674  EDGAR             CA    94706       Single Family           Primary              Purchase
6135489570  COPPLE            CA    95476       Single Family           Primary         Cash-out Refinance
6136744924  NEERKUNDAR        CA    95123       Single Family           Primary              Refinance
6136968697  MASLATON          CA    95123       Single Family           Primary              Refinance
6137589732  BRIGGS            CA    96161            PUD               Secondary             Refinance
6137822034  FOY               CA    92260            PUD                Primary         Cash-out Refinance
6137939663  PETERSON          MD    20815       Single Family           Primary              Purchase
6140585354  PENN              CA    94086       Single Family           Primary              Refinance
6140636405  MOYRONG           CA    94565       Single Family           Primary              Purchase
6141985702  MEHNDIRATTA       CA    95128       Single Family           Primary              Refinance
6142630885  OAKES             CA    90254        Condominium            Primary              Purchase
6143326020  BALASSANIAN       WA    98053       Single Family           Primary              Refinance
6144489876  SRINIVASAN        VA    22202       Single Family           Primary              Purchase
6144752315  DEATON            CA    93001       Single Family           Primary              Purchase
6144780985  SENDE             CA    95762            PUD                Primary              Refinance
6145194855  WALSH             MO    63112       Single Family           Primary              Refinance
6146990947  TSE               CA    94579            PUD                Primary              Purchase
6147502485  MARIANO           CA    95131       Single Family           Primary              Purchase
6147543083  JACOT             CA    94526       Single Family           Primary              Purchase
6147872250  MUNTEAN           MA    01845       Single Family           Primary              Purchase
6148280685  DAI               CA    94568            PUD                Primary              Refinance
6151938203  MCINTYRE          CA    90049       Single Family           Primary              Refinance
6152486855  HERBERT III       CA    95124       Single Family           Primary              Purchase
6154009465  VALLURI           CA    94539            PUD                Primary              Refinance
6154021072  WARRENFELTZ       CA    94552            PUD                Primary              Purchase
6155936104  CHUGON            CA    92128            PUD                Primary              Refinance
6158296175  HUMISTON          CA    90272       Single Family           Primary              Purchase
6159873592  KUM               CA    94010       Single Family           Primary              Purchase
6161497851  MARK              CA    94112       Single Family           Primary              Purchase
6161734659  MELCHER           WI    53128       Single Family           Primary         Cash-out Refinance
6162703976  STONE             CA    94549       Single Family           Primary              Purchase
6164096403  BREUNER           CA    94507            PUD                Primary              Purchase
6165051100  FRY               VA    22315       Single Family           Primary              Purchase
6166395860  ATHEY III         CA    94568       Single Family           Primary              Refinance
6167536504  HAYDEN            CA    92705       Single Family           Primary         Cash-out Refinance
6167863247  NASON             CA    94114        Condominium            Primary              Purchase
6168408166  YAN               CA    95035       Single Family           Primary              Refinance
6168421318  SEQUEIRA          CA    94588            PUD                Primary              Refinance
6172374115  REINKE            CA    94556            PUD                Primary              Refinance
6175235081  HAGGERTY          CA    90266       Single Family           Primary              Refinance
6175690772  LEVINE            OR    97209      High-Rise Condo         Secondary             Purchase
6176243282  ROSENQUIST        CA    95006       Single Family           Primary              Purchase
6176579719  LYON              IL    60640       Single Family           Primary              Refinance
6177387146  PRESTON           CA    94131         Two Family            Primary              Purchase
6179246738  SCHNEIDERMAN      CT    06877       Single Family           Primary         Cash-out Refinance
6181463271  KERN              CA    94117        Condominium            Primary              Refinance
6183193967  ROTHSCHILD        CA    92211            PUD                Primary              Refinance
6188354143  PASCHAL           SC    29401       Single Family          Secondary             Purchase
6188710914  WILLIAMS          CA    95650            PUD                Primary              Refinance
6189085019  SIERRA            CA    95111       Single Family           Primary              Purchase
6190531977  GIBBS             CA    95125       Single Family           Primary              Refinance
6192802764  VIVREKAR          CA    95129       Single Family           Primary              Purchase
6193586333  BORSBOOM          CA    95032            PUD                Primary              Purchase
6194181068  POWERS            CA    94022       Single Family           Primary         Cash-out Refinance
6194369382  SABERI            CA    90212       Single Family           Primary         Cash-out Refinance
6194485485  ONGCHIN           CA    94118        Condominium            Primary              Refinance
6195736563  NGUYEN            CA    94117       Single Family           Primary              Purchase
6198237312  BUCHSBAUM         DC    20003       Single Family           Primary              Refinance
6198237486  LEIKAM            FL    33549            PUD                Primary              Purchase
6199296408  LUI               CA    95032       Single Family           Primary              Refinance
6200772751  MURALI            CA    94566            PUD                Primary              Purchase
6203261745  KHOURY            CA    94110         Two Family            Primary              Purchase
6204123241  COVARRUBIAS       CA    94025       Single Family           Primary              Purchase
6204488768  GROSSMAN          CA    94080       Single Family           Primary              Purchase
6205632851  GERHART           CA    94502            PUD                Primary         Cash-out Refinance
6205918292  LABOWITZ          CA    94506       Single Family           Primary              Refinance
6206812924  BROWN             CA    94024       Single Family           Primary         Cash-out Refinance
6207048544  MILLER            CA    94038       Single Family           Primary              Refinance
6208149796  ROY               CA    94596       Single Family           Primary              Refinance
6208218849  NARAYAN           WI    53151       Single Family           Primary              Refinance
6209126231  ROSE              CA    94403       Single Family           Primary              Purchase
6210118813  MORGAN-BUTCHER    CA    94121       Single Family           Primary         Cash-out Refinance
6211861692  MARTIN            CA    90254       Single Family           Primary         Cash-out Refinance
6212123555  PAGLIASOTTI       CO    80123       Single Family           Primary              Purchase
6212603804  NEEDHAM           CA    94610       Single Family           Primary              Purchase
6213441139  GHASSEMZADEH      CA    94530       Single Family           Primary              Refinance
6213710970  WEBB              CA    93908            PUD                Primary              Purchase
6214518893  ARMOGIDA          CA    91403       Single Family           Primary              Purchase
6214562586  POLLOCK           CA    95060       Single Family           Primary              Purchase
6216054681  RAS               CA    94595       Single Family           Primary              Purchase
6216712734  BOUCHER           CA    94027       Single Family           Primary              Purchase
6217184156  ZAVALA            CA    95062       Single Family           Primary         Cash-out Refinance
6217280764  WINTZ             CA    94558       Single Family           Primary              Purchase
6218029509  FALK              CA    94062       Single Family           Investor        Cash-out Refinance
6218831193  RUIZ              CA    94558       Single Family           Primary         Cash-out Refinance
6219284400  ELKEN             CA    94019            PUD                Primary              Purchase
6220218181  LIU               CA    95129       Single Family           Primary              Refinance
6223264125  VOYDAT            CA    95125       Single Family           Primary         Cash-out Refinance
6224869997  FEDENKO           CA    90291       Single Family           Primary              Purchase
6225128583  TEBO              CA    92037       Single Family           Primary              Refinance
6225290276  GILBREATH         CA    94087       Single Family           Primary              Refinance
6225671061  EVANS             CO    81224       Single Family           Primary         Cash-out Refinance
6226622113  FELL              CA    94107      High-Rise Condo          Primary              Refinance
6226968979  MCCALL-PEREZ      CA    94107      High-Rise Condo          Primary              Refinance
6228292642  COLLIER           CA    94526       Single Family           Primary         Cash-out Refinance
6228569775  NALLAN            CA    95131            PUD                Primary              Purchase
6228665763  MARSH             CA    94526       Single Family           Primary              Purchase
6229294522  BONN              CA    95070       Single Family           Primary         Cash-out Refinance
6232373875  CASSIDY           CA    94506            PUD                Primary         Cash-out Refinance
6233116851  ROBINSON          CA    94114        Condominium            Primary              Purchase
6233612198  ANAND             CA    94086            PUD                Primary              Refinance
6234006242  FLANAGAN          MA    02090       Single Family           Primary         Cash-out Refinance
6234889274  RILEY             CA    93950       Single Family          Secondary             Purchase
6235079883  MCDUFFIE          CA    93108            PUD                Primary              Refinance
6237070294  HAMANN            CA    94577       Single Family           Primary         Cash-out Refinance
6238066754  MARTIN            CA    94568            PUD                Primary              Refinance
6238284944  DOHERTY           CA    95051       Single Family           Primary              Refinance
6239288399  BRYANT            CA    90808       Single Family           Primary              Purchase
6239676262  CONE              CA    92602            PUD                Primary              Refinance
6240035672  SEKIGUCHI         CA    95123       Single Family           Primary              Purchase
6240195559  SATHE             CA    94583            PUD                Primary              Purchase
6241325015  WARD              CA    94025        Four Family            Investor             Purchase
6242242060  KERNS             CA    95404            PUD                Primary         Cash-out Refinance
6242578620  MUTH              CA    92869       Single Family           Primary              Refinance
6243302467  STEPHEN           CA    95124       Single Family           Primary              Purchase
6243565857  WANG              CA    95051       Single Family           Primary              Refinance
6243617914  KANG              CA    90035         Two Family            Primary              Purchase
6243723423  VEERAMALLU        CA    92116       Single Family           Primary              Purchase
6244389240  DONOHUE           CA    94112       Single Family           Primary              Refinance
6245576951  NEEDHAM           CA    95125            PUD                Primary              Refinance
6245620031  HERRERA           CA    94568            PUD                Primary              Purchase
6245771263  CHEN              CA    92679            PUD                Primary         Cash-out Refinance
6248129808  LODI              CA    95037       Single Family           Primary              Purchase
6248236934  MANISCALCO        IL    60093       Single Family           Primary              Refinance
6248877810  HINZE             CA    95124       Single Family           Primary              Purchase
6261414830  QUEZADA           CA    95122       Single Family           Primary              Purchase
6261972902  MUELLE            CA    90266        Condominium            Primary              Purchase
6263630755  PATEL             CA    91214       Single Family           Primary              Purchase
6264751675  VOTEL             MN    55118       Single Family           Primary              Refinance
6265970811  BROWN             CA    94303       Single Family           Primary              Refinance
6266856951  WEIS              CA    94558       Single Family           Primary              Purchase
6269720378  OZGEN             CA    94303            PUD                Primary              Purchase
6272556801  ROESSLER          CA    95476       Single Family          Secondary             Purchase
6273233889  SONG              CA    94587       Single Family           Primary              Refinance
6273453800  QUIRK             CA    92663        Condominium            Primary              Purchase
6273989332  EVERS             CA    94618       Single Family           Primary              Purchase
6274592929  ORONA             CA    94568            PUD                Primary         Cash-out Refinance
6274904231  JAMES             CA    92069            PUD                Primary              Refinance
6276010631  TSAI              CA    92660            PUD                Investor             Purchase
6276765192  RANGANATHAN       CA    94555            PUD                Primary              Refinance
6277715931  COSKEY            NV    89134            PUD                Primary              Purchase
6280415099  LEWIS             LA    70810       Single Family           Primary         Cash-out Refinance
6281766201  SCHAFF            CA    95118       Single Family           Primary              Refinance
6281793692  KINDER            CA    90066            PUD                Primary              Purchase
6282101614  CARLTON           CA    95682       Single Family           Primary         Cash-out Refinance
6282264172  COUGHLAN          CA    94118         Two Family            Primary              Refinance
6282846036  BODNER            CA    95060            PUD                Primary              Purchase
6283243423  ANDERSON          CA    95050       Single Family           Primary              Purchase
6283358502  YAO               CA    95133            PUD                Primary              Purchase
6283492178  GARCIA JR         CA    95148       Single Family           Primary              Refinance
6286437964  MOLANO            CA    94301       Single Family           Primary              Purchase
6286781361  ATHENS            CA    95125       Single Family           Primary         Cash-out Refinance
6287750654  WENG              CA    95014            PUD                Primary              Refinance
6288073957  EBERT             CA    94587       Single Family           Primary         Cash-out Refinance
6291167317  DENAHY            CA    94404            PUD                Primary              Purchase
6291302724  O'BRIEN           TX    76034            PUD                Primary              Purchase
6291445531  CHEN              CA    94539       Single Family           Primary              Purchase
6291459805  TAMBLYN           CA    95014       Single Family           Primary              Refinance
6294287906  ADIZES            CA    93108       Single Family           Primary              Purchase
6294945636  TANG              CA    96161            PUD               Secondary             Purchase
6295879354  HURTIG            CA    94005        Condominium            Primary              Refinance
6296279182  KHAWAJA           CA    94014        Condominium            Primary              Refinance
6297254978  HAYES             AZ    85258            PUD                Primary              Refinance
6297933944  MOH               CA    94087       Single Family           Primary              Purchase
6298094068  KEIL-ROGERS       CA    92705       Single Family           Primary              Purchase
6298194876  CALLENDER         CA    90046       Single Family           Primary              Refinance
6299015815  ELLING            CA    94103        Condominium            Primary              Purchase
6300232037  WOODS             CA    94618       Single Family           Primary         Cash-out Refinance
6302648495  SANDERS           CA    94123        Condominium            Primary              Purchase
6304195479  WITTMAN           CA    92123            PUD                Primary         Cash-out Refinance
6304971853  HICKEL            CA    94131       Single Family           Primary              Purchase
6307187705  BOMMANNAN         CA    94024       Single Family           Primary              Refinance
6308766713  WARNER            CA    94513       Single Family           Primary              Purchase
6308937462  KUBO              CA    95037       Single Family           Primary         Cash-out Refinance
6310392490  TOON              OK    74012       Single Family           Primary              Refinance
6311148404  LOPEZ LANGARICA   CA    95127       Single Family           Primary              Purchase
6311880584  AGUILERA          CA    94503       Single Family           Primary              Purchase
6312884262  LERNER            CA    94526            PUD                Primary              Refinance
6316995577  PRAKASH           CA    95014       Single Family           Primary         Cash-out Refinance
6320785766  ROSENTHAL         CA    91403       Single Family           Primary              Refinance
6321334481  BURKHART          CA    94708       Single Family           Primary              Purchase
6321902428  AULT              WA    98004       Single Family           Primary         Cash-out Refinance
6322468429  BEALL             NM    87111            PUD                Primary              Purchase
6322521433  PARNELL           CA    92067            PUD                Primary              Refinance
6322711315  PINTHER           CA    94514       Single Family           Primary              Refinance
6322795888  PARTHASARATHI     CA    95051       Single Family           Primary              Refinance
6322949485  EAKER SR          SC    29455            PUD               Secondary             Refinance
6323116605  MAZZENGA          IL    60010            PUD                Primary              Purchase
6324591251  SHAH              CA    94555            PUD                Primary              Refinance
6325147988  SHAH              CA    95135       Single Family           Primary              Refinance
6328820987  HWANG             CA    95070       Single Family           Primary              Refinance
6329100389  KRAMES            CA    94041       Single Family           Primary              Purchase
6329979303  GREENBERG         CA    90278        Condominium            Primary              Purchase
6330398816  HELLER            IL    60618            PUD                Primary              Purchase
6330570901  LAHEY             CA    92677            PUD                Primary              Purchase
6333108071  POPPE             CA    95472       Single Family           Primary         Cash-out Refinance
6334104749  BERAUD            CA    94103        Condominium            Primary              Purchase
6335751621  KULAK             CA    94583       Single Family           Primary         Cash-out Refinance
6335965098  SEPAHER           CA    90254        Four Family            Primary              Purchase
6336079691  CHENG             CA    95035            PUD                Primary              Purchase
6337341272  MO                CA    95014            PUD                Primary              Refinance
6337934068  UTHMAN            CA    94070       Single Family           Primary              Purchase
6338116269  MCCLURE           CA    96148       Single Family           Primary         Cash-out Refinance
6338126508  BARLOEWEN         CA    95118       Single Family           Primary              Refinance
6338694687  NEYF              CA    95129       Single Family           Primary              Refinance
6338812578  HAIDER            CA    95130       Single Family           Primary         Cash-out Refinance
6344065518  MCMAHON           CA    92651            PUD                Primary         Cash-out Refinance
6344698250  SCHOFIELD         CA    92118        Condominium           Secondary             Purchase
6345014176  MARLOW            WA    98034            PUD                Primary         Cash-out Refinance
6348090587  BROWN             CA    95376       Single Family           Primary              Purchase
6349193935  JUNG              CA    94507            PUD                Primary              Refinance
6351293045  CERMAK            CA    95035       Single Family           Primary         Cash-out Refinance
6351799231  POO               CA    94707       Single Family           Primary              Purchase
6351996829  POTTS             MO    63005            PUD                Primary              Purchase
6353289850  PETHERICK         CA    92887       Single Family           Primary              Refinance
6353541300  FLOR JR           CA    94618       Single Family           Primary              Purchase
6354947886  CHALMERS          TX    75093            PUD                Primary              Purchase
6356470705  KINAHAN           WA    98271       Single Family          Secondary             Purchase
6356483971  HAGHIGHI          CA    91362            PUD                Primary              Refinance
6356663366  LUCAS             CA    94019            PUD                Primary              Refinance
6357636742  ERDMAN            CA    95050       Single Family           Primary              Refinance
6357960761  FLORA             CO    80127            PUD                Primary              Purchase
6361050179  WAINESS           CA    94610       Single Family           Primary         Cash-out Refinance
6361357251  POGLEDICH         CA    94127       Single Family           Primary              Purchase
6361364414  JOHNSTON          CA    92657            PUD                Primary         Cash-out Refinance
6362850247  CERMINARO         WI    53217       Single Family           Primary              Refinance
6363770840  PANAGIOTIS        CA    90077       Single Family           Primary         Cash-out Refinance
6365942355  ARENAS            CA    95111       Single Family           Primary              Purchase
6366270962  GOLD              IL    60613       Single Family           Primary              Purchase
6367040885  MAAS              CA    95033       Single Family           Primary         Cash-out Refinance
6367567564  BASHYAM           CA    94065            PUD                Primary              Refinance
6367901185  COUNTS            CA    95472       Single Family           Primary              Refinance
6369519001  ROBERTS           CA    92657        Condominium            Primary              Purchase
6371296481  MAPLE             CA    94116       Single Family           Primary              Refinance
6371361871  ABRAMO            CA    94952       Single Family           Primary              Refinance
6371732170  KOBAYASHI         CA    94550       Single Family           Primary         Cash-out Refinance
6373032504  GREENFIELD        CA    90064       Single Family           Primary              Purchase
6373034708  KHANGAONKAR       CA    94404            PUD                Primary              Refinance
6373684932  SIMS              CA    94025       Single Family           Primary              Purchase
6373730545  LEHMAN            CA    94005        Condominium            Primary         Cash-out Refinance
6373758736  STREETER          CA    91932        Condominium            Primary              Purchase
6375445142  LEDBETTER         CA    95117       Single Family           Primary         Cash-out Refinance
6375731673  AHMADPOUR         CA    91361            PUD                Primary              Refinance
6376282643  AHERN             CA    94506            PUD                Primary         Cash-out Refinance
6376690043  RAO               CA    95070       Single Family           Primary              Refinance
6376743727  KELLY             CA    94043       Single Family           Primary         Cash-out Refinance
6377669152  LINDELIEN         NV    89451       Single Family           Primary         Cash-out Refinance
6377938136  DJEN              CA    92606            PUD                Primary         Cash-out Refinance
6378459504  COX               CA    90808       Single Family           Primary         Cash-out Refinance
6378700162  GILMORE JR        CA    92620            PUD                Primary              Purchase
6378752429  STEFFEN           CA    95032       Single Family           Primary              Purchase
6379850743  MAGEE             CA    95403            PUD                Primary              Refinance
6381607800  BINFORD           CA    92024       Single Family           Primary              Refinance
6381968558  CLOUGHLEY         CA    94115        Condominium            Primary              Refinance
6382411228  SWAILES           CA    95228            PUD               Secondary             Purchase
6382457148  DUVEN             CA    94939       Single Family           Primary         Cash-out Refinance
6384983083  BALTAZAR          CA    94015       Single Family           Primary              Purchase
6385816720  LUU               CA    94611       Single Family           Primary              Purchase
6386012584  COLEMAN           IL    60657        Condominium           Secondary             Purchase
6386299652  LANPHEAR          CO    80303            PUD                Primary              Purchase
6387124776  PRABANDHAM        CA    92130       Single Family           Primary              Purchase
6387654541  JONES             CA    94116       Single Family           Primary              Purchase
6388013200  FRIEDMAN          CA    94702       Single Family           Primary              Purchase
6390072202  SUN               CA    94024       Single Family           Primary              Refinance
6392353683  HAYASHIDA         CA    94583            PUD                Primary              Purchase
6392429723  MASUR             CA    94043       Single Family           Primary              Refinance
6394523762  LAI               CA    95130       Single Family           Primary              Refinance
6395252395  URBAN             CA    94127       Single Family           Primary         Cash-out Refinance
6397603678  ZAMBARE           CA    94086        Condominium            Primary              Refinance
6399511960  HAYGOOD           CA    92630            PUD                Primary              Purchase
6399755419  HUTTER            NH    03110       Single Family           Primary              Purchase
6399822003  RANAWEERA         CA    95128       Single Family           Primary              Refinance
6400652787  VAN               CA    95133            PUD                Primary              Purchase
6401278046  WING              CA    92024            PUD                Primary              Purchase
6402197203  DUNDAS III        CA    94025            PUD                Primary              Purchase
6403151977  SMITH             CA    94901       Single Family           Primary         Cash-out Refinance
6404244847  PROSEK            CA    92672       Single Family           Primary              Refinance
6404837509  LEROY             CA    94556       Single Family           Primary              Refinance
6407007977  BANSAL            CA    94552            PUD                Primary              Refinance
6407723185  FONG              CA    95035       Single Family           Primary              Refinance
6408209424  WONG              CA    92782            PUD                Primary              Refinance
6409120695  GLEADALL          CA    95448         Two Family            Primary              Purchase
6411662437  TRETO             CA    94566            PUD                Primary              Refinance
6415121059  NELSON            CA    95376       Single Family           Primary              Purchase
6417023626  FREEHLING         CA    94306       Single Family           Primary              Purchase
6419474165  MCKAY             FL    33767       Single Family           Primary              Refinance
6420844869  SHIOYA-LEONG      CA    94040            PUD                Primary              Refinance
6421250249  SUBRAMANIAM       CA    95136       Single Family           Primary              Refinance
6421529964  CALLAHAN          NV    89511            PUD               Secondary             Purchase
6424490768  THOMPSON          CO    80210       Single Family           Primary         Cash-out Refinance
6425578041  WILLEN            NC    28105       Single Family           Primary              Refinance
6427612376  SCHIBIG           CA    94044       Single Family           Primary              Purchase
6427826273  BRACKINS          CA    94553       Single Family           Primary              Purchase
6429474262  NAMBAKKAM         CA    95135       Single Family           Primary              Refinance
6430057791  RUOCCO            CA    94116       Single Family           Primary              Refinance
6431632220  PEARCE            CA    95070       Single Family           Primary              Refinance
6432636410  LIN               CA    95129       Single Family           Primary              Refinance
6433718803  BREWER            CA    96145       Single Family          Secondary             Purchase
6433802698  PUNZI             CA    95066       Single Family           Primary              Purchase
6433980221  RAMONA            CA    95120       Single Family           Primary         Cash-out Refinance
6435270845  ROQUE             CA    91107       Single Family           Primary         Cash-out Refinance
6439572998  MULCAHY           CA    95476       Single Family           Primary              Refinance
6442659089  LEWIS             CA    95746            PUD                Primary              Purchase
6443225831  BINNENDIJK        CA    92887       Single Family           Primary         Cash-out Refinance
6443860546  CAUGE             CA    95070            PUD                Primary         Cash-out Refinance
6446077395  MCDONOUGH         CA    95128       Single Family           Primary         Cash-out Refinance
6446392570  PHILLIPS          CA    90056       Single Family           Primary         Cash-out Refinance
6447943819  EVETT             CA    95060       Single Family           Primary              Purchase
6448154457  MORGAN            CA    96145       Single Family          Secondary             Purchase
6448576444  WONG              CA    94030       Single Family           Primary              Refinance
6450046807  CONLEY            CA    93442       Single Family          Secondary             Purchase
6452884999  BOUIUS            NM    87505            PUD                Primary              Refinance
6453624923  FERRIN            CA    92127            PUD                Primary              Refinance
6454125706  KURIAN            CA    95148            PUD                Primary              Refinance
6455383403  CHARLES           FL    33701      High-Rise Condo          Primary              Purchase
6458855282  LIBERTY           CA    94110        Four Family            Primary              Purchase
6461586544  WOODCOCK          CA    90740       Single Family           Primary         Cash-out Refinance
6462830537  RAMAN             CA    94566       Single Family           Primary         Cash-out Refinance
6463564077  CUNNINGHAM        CA    90019       Single Family           Primary              Refinance
6465021209  KERBOW            CA    95020       Single Family           Primary              Purchase
6465046065  YANG              CA    94044            PUD                Primary              Refinance
6469696410  LUM               CA    95132       Single Family           Primary         Cash-out Refinance
6470934461  HOU               CA    95014            PUD                Primary              Purchase
6473577135  CULLY             IL    60045       Single Family           Primary         Cash-out Refinance
6474336101  NUMMY             CT    06903       Single Family           Primary         Cash-out Refinance
6475516636  CHANG             CA    94030       Single Family           Primary              Purchase
6477312034  COOPER            VA    22302       Single Family           Primary              Purchase
6478712752  BEEMAN            CA    94526       Single Family           Primary         Cash-out Refinance
6480500542  PENAFIEL          CA    95112       Single Family           Primary              Purchase
6480536942  JOSHI             CA    94560            PUD                Primary              Refinance
6482830186  SARATHY           CA    94303       Single Family           Primary              Refinance
6483291362  HIRAHARA          CA    94558       Single Family          Secondary             Purchase
6484504185  GLERUM            CA    94404        Condominium            Primary              Refinance
6485990474  CARROLL           CA    95678       Single Family           Primary              Refinance
6488980647  O'CONNELL         CO    80123            PUD                Primary         Cash-out Refinance
6489615135  REICHL            CA    94602       Single Family           Primary              Purchase
6490047518  SAGEN             CA    95138            PUD                Primary              Refinance
6491202203  PATEL             NY    10533       Single Family           Primary         Cash-out Refinance
6491820764  KIM               CA    90254        Condominium            Primary              Purchase
6492539082  CASOLA JR         CA    92602            PUD                Primary              Purchase
6493266669  EPKE              CO    80501       Single Family           Primary              Refinance
6493397225  SINHA             CA    94583            PUD                Primary              Refinance
6493520800  BALOG             CA    94133        Condominium            Primary              Purchase
6493538828  THIEL             VA    20175            PUD                Primary              Purchase
6494472092  SMITH             CA    94806            PUD                Primary              Purchase
6495202829  MIKAELIAN         CA    94404            PUD                Primary              Purchase
6499084975  HERNDON           AZ    85255       Single Family          Secondary             Purchase
6500159774  WATSON            CA    94563            PUD                Primary              Refinance
6500377327  SMITH             CA    95124       Single Family           Primary              Refinance
6502761379  DALI              CA    94061       Single Family           Primary              Purchase
6503609601  ISACKSON          CA    94402            PUD                Primary              Purchase
6504514602  NEVIN             CA    94044       Single Family           Primary              Purchase
6506229696  TIPPIE            CA    94103        Condominium            Primary              Purchase
6508649172  REZNIK            CA    94110       Single Family           Primary              Refinance
6508825889  CHAMPION          CA    94070        Condominium            Primary              Purchase
6510496653  MELLISH           CA    90077       Single Family           Primary              Refinance
6510534693  CANNON            MD    20736       Single Family           Primary         Cash-out Refinance
6512037505  COLLINS           CA    94043        Condominium            Primary              Refinance
6512653251  WYATT JR          CA    90210       Single Family           Primary              Refinance
6513611332  DASARADHI         CA    95148       Single Family           Primary         Cash-out Refinance
6514740403  ARNOLD            CA    92008            PUD                Primary              Refinance
6516084396  ABRAMS            CA    94107        Condominium            Primary              Purchase
6516645816  SHARRERS          CA    94065        Condominium            Primary              Refinance
6517480544  KHOREY            CA    94070       Single Family           Primary              Refinance
6521768264  MANNIX            CA    94925       Single Family           Primary              Refinance
6524467641  GILLESPIE         CA    92653            PUD                Primary              Purchase
6524729834  HOFFMAN           CA    94960       Single Family           Primary              Refinance
6525129372  PUTHOFF           CA    95125       Single Family           Primary              Refinance
6525740566  SELL              MA    01985       Single Family           Primary              Purchase
6527172644  WHALEN            CA    94611       Single Family           Primary              Refinance
6528457002  FOX               PA    15044       Single Family           Primary              Refinance
6528627232  OWEN              CA    94040       Single Family           Primary              Purchase
6528923789  BERGMAN           CA    95436       Single Family           Primary         Cash-out Refinance
6529988310  GREENE            CA    91301            PUD                Primary              Purchase
6531022793  IDEMA             CA    94123        Condominium            Primary              Purchase
6532423081  LAU               CA    94004       Single Family           Primary              Purchase
6533012149  HAMID             CA    94556       Single Family           Primary              Purchase
6534050502  PARK              CA    90278        Condominium            Primary              Refinance
6536415323  SIQUEIROS         CA    94114        Condominium            Primary              Purchase
6536662189  PODAWILTZ         CA    94577       Single Family           Primary              Refinance
6536728238  JOHNSTON          CA    94070        Condominium            Primary              Purchase
6536922542  OGAWA             CA    90278       Single Family           Primary              Purchase
6537510387  ROGERS            CA    95118            PUD                Primary              Purchase
6538238400  FITZSIMMONS       FL    32082            PUD                Primary              Purchase
6539180148  CONNOLLY          CA    94087       Single Family           Primary              Purchase
6539470374  WEINTHALER        CA    94112        Condominium            Primary              Purchase
6539569571  LAZZARESCHI       CA    94596       Single Family           Primary              Refinance
6540113575  ORRICK            CA    92706       Single Family           Primary              Refinance
6540382394  BOURNES           CA    95132       Single Family           Primary              Refinance
6540604458  CANEPA            CA    95037       Single Family           Primary              Refinance
6544568600  KALJE             CA    95014       Single Family           Primary              Purchase
6546562056  HOLMES            CA    92646       Single Family           Primary              Refinance
6546636702  WILLIAMS          CA    95124       Single Family           Primary              Refinance
6547024056  CHEN              CA    95035        Condominium            Primary              Refinance
6547084696  RIORDAN           CA    94112       Single Family           Primary         Cash-out Refinance
6547629581  NEILSON           CA    94566       Single Family           Primary              Purchase
6547774791  MORRIS            CA    95124       Single Family           Primary              Purchase
6548393138  RYAN              CA    94066       Single Family           Primary              Purchase
6549485750  NGUYEN            CA    94536       Single Family           Primary              Refinance
6549781943  CEBALLOS          CA    94063       Single Family           Primary              Purchase
6550407123  LE                CA    94587       Single Family           Primary              Purchase
6551886077  ROTHCHILD         MD    20878            PUD                Primary              Purchase
6552092816  PARKER            SC    29482       Single Family           Primary              Refinance
6553712040  SUMARDY           CA    94579            PUD                Primary              Refinance
6554519279  WATTS             CA    95123       Single Family           Primary         Cash-out Refinance
6554692795  HALDERMAN         CA    95051       Single Family           Primary              Refinance
6556249057  MONTEJANO         CA    95123       Single Family           Primary              Purchase
6556482039  BAUZA             CA    92651            PUD                Primary              Purchase
6557477061  SUBRAMANIAN       CA    95133            PUD                Primary              Purchase
6558361900  WILLARD           CA    95223       Single Family          Secondary             Refinance
6561319945  POTAPOV           CA    94062       Single Family           Primary              Refinance
6564496542  GYLLENHAMMER      CA    94566       Single Family           Primary              Purchase
6564712476  WONG              CA    94611       Single Family           Primary              Purchase
6564804679  ANICICH           CA    94507            PUD                Primary              Refinance
6565980833  BENITEZ           CA    95126       Single Family           Primary              Purchase
6566259781  WILLIAMS          CA    94598        Condominium            Primary              Refinance
6566822752  CHIONH            CA    94030       Single Family           Primary              Purchase
6567333916  TORRES            CA    94544       Single Family           Primary              Purchase
6568731688  NAGUIB            CA    95014       Single Family           Primary              Purchase
6568733718  ROACH             CA    94598       Single Family           Primary              Purchase
6570117777  BEDI              CA    94103        Condominium            Primary         Cash-out Refinance
6572602941  MCHUGH            CA    94131       Single Family           Investor             Purchase
6576268814  KIM               CA    95124       Single Family           Primary              Refinance
6576943341  BRENNAN           CA    90068       Single Family           Primary              Purchase
6578486976  SIEFERT           CA    92679            PUD                Primary              Purchase
6579170843  SMITH             NC    28277            PUD                Primary              Purchase
6579489086  PATEL             CA    95014       Single Family           Primary              Purchase
6579710788  DIGRAZIA          IL    60439       Single Family           Primary              Purchase
6580395066  O'BRIEN           NV    89511            PUD                Primary              Purchase
6580484571  DOLOBOFF          CA    92253       Single Family          Secondary             Refinance
6582904469  WHALEN            WY    83001       Single Family           Primary         Cash-out Refinance
6583901589  TAKAHASHI         CA    95130       Single Family           Primary              Purchase
6583988883  TREMBLAY          CA    94115        Condominium            Primary              Refinance
6584435249  ZALE              CA    92131            PUD                Primary              Purchase
6584564360  SERRANZANA        CA    94403        Condominium            Primary              Purchase
6586479930  KITZENS           CO    80134            PUD                Primary              Purchase
6586543016  WANG              CA    94536       Single Family           Primary              Refinance
6587406114  COLKER            CA    90403        Condominium            Primary              Refinance
6587572675  LAEKAS            CA    94941       Single Family           Primary              Refinance
6591342305  KOBLER            CA    95472       Single Family           Primary              Refinance
6595978518  TAN               CA    95129       Single Family           Primary              Purchase
6596371416  POWERS            CA    94507       Single Family           Primary              Refinance
6597313706  FLANNERY          TX    78248            PUD                Primary              Refinance
6598075916  NOBRIGA           CA    95120       Single Family           Primary              Refinance
6598700000  GERLACH           CA    92646       Single Family           Primary              Purchase
6601362020  CHOW              CA    95131            PUD                Primary              Purchase
6602553056  SEIS              CA    94080        Condominium            Primary              Purchase
6604414877  FRANCO            VA    20124            PUD                Primary              Purchase
6604537891  WIGGINS           CA    94552            PUD                Primary              Refinance
6606090220  SANT              CA    95818       Single Family           Primary         Cash-out Refinance
6607485619  BRIGHT            CA    92629       Single Family           Primary              Purchase
6610149889  LE BEAU           CA    94014        Condominium            Primary              Purchase
6613318101  ON                CA    95035        Condominium            Primary              Purchase
6614255807  LEVY              DE    19971            PUD               Secondary             Purchase
6615081236  CULLEN            CA    95035       Single Family           Primary              Purchase
6615892533  VENTRELLA         WA    98121      High-Rise Condo         Secondary             Purchase
6616051774  RHOADS            CA    92675        Condominium            Primary              Refinance
6620336039  LEE               CA    94109        Condominium            Primary              Purchase
6622558465  ALLEGRETTI        CA    94588            PUD                Primary         Cash-out Refinance
6623556146  WILCOX            CA    94024       Single Family           Primary         Cash-out Refinance
6624099112  LOPES             CA    94583            PUD                Primary         Cash-out Refinance
6625213233  LUNDQUIST         CA    95134        Condominium            Primary              Refinance
6625400962  LAW               CA    94965            PUD                Primary              Purchase
6626666702  LONGWELL          CA    94114         Two Family            Primary         Cash-out Refinance
6627250738  VITALI            CA    94538            PUD                Primary              Refinance
6628104595  SPANGLER          CA    94550       Single Family           Primary         Cash-out Refinance
6628705094  KNAPP             MA    01748       Single Family           Primary              Refinance
6628751882  DAVOUDI           CA    95136       Single Family           Primary         Cash-out Refinance
6629779262  LIGHT             WI    53092       Single Family           Primary              Refinance
6634185539  CABRANES          CA    91362            PUD                Primary         Cash-out Refinance
6638170552  CHAN              CA    94065        Condominium            Primary              Refinance
6638680865  MOORE             CA    92130            PUD                Primary              Purchase
6639964227  DURGA             CA    94086       Single Family           Primary              Purchase
6640021504  SNOWDALE          CA    95112       Single Family           Primary              Refinance
6640109663  BATINOVICH        CA    94025            PUD                Primary              Purchase
6640205438  BEVINGTON         CA    94002       Single Family           Primary              Refinance
6640372733  MANNEM            CA    94539       Single Family           Primary              Purchase
6641374126  KEENAN            CA    90503        Condominium            Primary              Refinance
6641722829  HOLZRICHTER       CA    94114        Condominium            Primary              Refinance
6643197582  ERCIA             CA    95035       Single Family           Primary         Cash-out Refinance
6643620666  ELLISON           CA    95112       Single Family           Primary         Cash-out Refinance
6643847111  HOME              CA    93117       Single Family           Primary              Purchase
6643884973  WHITEHEAD         TX    77005       Single Family           Primary              Purchase
6644188622  PATEL             IL    60053       Single Family           Primary         Cash-out Refinance
6649210447  GIULIONI JR       CA    90704        Condominium           Secondary             Purchase
6649797641  WEBER             CA    90275       Single Family           Primary              Refinance
6649964498  CHUN-WA NG        CA    95070       Single Family           Primary              Purchase
6650992503  BEECH             CA    90027       Single Family           Primary              Refinance
6651030865  MEHTA             CA    94404       Single Family           Primary              Purchase
6651354273  BAKKE             MA    01835       Single Family           Primary              Purchase
6651797703  PIZZONI           FL    33160       Single Family           Primary              Purchase
6654161790  SHIELDS           CA    94506            PUD                Primary              Purchase
6654880886  BALAGOPAL         TX    77381            PUD                Primary              Purchase
6655833843  CHAPURA           CO    80498            PUD                Primary              Purchase
6656448328  BICKETT           CA    95020       Single Family           Primary              Purchase
6659879016  SCHWAB            CA    94027       Single Family           Primary              Refinance
6663463724  PIKE              CA    94025            PUD                Primary              Purchase
6663492251  EVERSTINE         CA    94027       Single Family           Primary         Cash-out Refinance
6664183842  HOOD              CA    94952            PUD                Primary              Refinance
6664909568  JOHNSON           CA    95060            PUD                Primary              Purchase
6665916562  LUDDY             CA    95124       Single Family           Primary              Refinance
6667196163  PENDSE            CA    94024       Single Family           Primary              Refinance
6669056670  MCCARTHY          CA    94040       Single Family           Primary              Refinance
6670716858  SAILER            CA    90254        Condominium            Primary              Purchase
6674177669  GONZALEZ          CA    95111       Single Family           Primary              Purchase
6674350381  BATEY             CA    94107        Condominium            Primary              Refinance
6674454506  PATEL             CA    94539       Single Family           Primary              Refinance
6674569873  GALLEZ-LOPEZ      FL    33327            PUD               Secondary             Purchase
6674870479  GUEVARRA          CA    94015       Single Family           Primary         Cash-out Refinance
6674888422  HENRIKSON         CA    94558       Single Family           Primary              Purchase
6675477274  KUMAR             CA    94066       Single Family           Primary              Refinance
6677805720  SKYRUS            CA    90045       Single Family           Primary              Refinance
6678484442  HUDAK             CA    94131       Single Family           Primary              Purchase
6678991156  HEMMAD            CA    94539       Single Family           Primary              Refinance
6679022423  GILLIS            GA    30066            PUD                Primary              Purchase
6680725741  SCHWETTMAN        CA    94560       Single Family           Primary         Cash-out Refinance
6682643546  HERMESCH          CA    92270            PUD                Primary              Purchase
6682969552  NOLAN             CA    94539       Single Family           Primary         Cash-out Refinance
6684252189  EGAN III          CA    91106       Single Family           Primary              Purchase
6684816645  SCHAEFER          GA    30342       Single Family           Primary              Purchase
6686352151  LELE              CA    95014       Single Family           Primary              Purchase
6686529675  WENTZ             CA    95746            PUD                Primary              Purchase
6686852473  SIMONE MESSNER    CA    94949            PUD                Primary         Cash-out Refinance
6687730033  WILLIAMSON        CA    94588            PUD                Primary              Refinance
6687889177  PLAZA             CA    94404        Condominium            Primary              Purchase
6689017231  TONGE             CA    94085       Single Family           Primary              Refinance
6691747304  MARTIN            CA    95020            PUD                Primary         Cash-out Refinance
6691756586  LUI               CA    95131            PUD                Primary         Cash-out Refinance
6691974155  WEAVIL            CA    93023       Single Family           Primary         Cash-out Refinance
6692338137  MIGNOGNA          CA    92672       Single Family           Primary              Purchase
6692811711  BALES             CA    91103       Single Family           Primary              Purchase
6697367545  LEY               CA    94568        Condominium            Primary              Purchase
6699172265  IMBERNINO         CT    06107       Single Family           Primary              Refinance
6699680713  MARTINEZ          CA    95111       Single Family           Primary              Purchase
6700472423  BAROUKH           CA    91403       Single Family           Primary              Refinance
6703476694  COLLINS           CA    91604        Condominium            Primary              Purchase
6705663000  CABATIC           CA    95050            PUD                Primary              Purchase
6706141808  LAPIDUS           CA    94708       Single Family           Primary              Purchase
6707683667  MURRER            CA    94583            PUD                Primary              Purchase
6709479528  SEMERAN           NJ    07430        Condominium            Primary              Refinance
6709643586  PRICE II          CA    94506            PUD                Primary              Purchase
6710598720  FAIRCHILD         CA    94558       Single Family           Primary              Refinance
6711878519  BOMBACI           CA    95008       Single Family           Primary         Cash-out Refinance
6714214662  ALTICK            CA    94027       Single Family           Primary              Refinance
6715941263  RICHMAN           CA    95032       Single Family           Primary         Cash-out Refinance
6718425934  HORA              CA    94507       Single Family           Primary              Refinance
6719254168  WANG              CA    94110         Two Family            Primary              Refinance
6721277579  EMERY             CA    94530       Single Family           Primary              Purchase
6721793328  FARRIS            CA    94558       Single Family           Primary              Refinance
6722834733  MENOTTI           CA    92130       Single Family           Primary              Purchase
6723115025  BETTENCOURT       CA    95070       Single Family           Primary         Cash-out Refinance
6723408305  DEWAN             CA    95139       Single Family           Primary              Purchase
6724857179  KONDLAPUDI        CA    92782            PUD                Primary              Purchase
6726958876  HOLLEB            CA    94043       Single Family           Primary              Purchase
6727778091  RAZDAN            CA    94303       Single Family           Primary              Refinance
6728922581  LADAO JR          CA    95135       Single Family           Primary         Cash-out Refinance
6730228274  LEIPZIGER         MO    63021            PUD                Primary              Refinance
6731114762  HAAS              CA    90278        Condominium            Primary              Purchase
6732787863  RHODES            CO    80126       Single Family           Primary              Refinance
6734267161  SHORT             CA    94022       Single Family           Primary              Refinance
6734509414  DISHNER           CA    95125       Single Family           Primary              Purchase
6735686898  SCOTT             CA    90278        Condominium            Primary              Purchase
6737104874  TAGHAVI           CA    95123       Single Family           Primary              Purchase
6737306982  SEEWALD           TX    77005       Single Family           Primary              Purchase
6740511198  BABO              CA    94583       Single Family           Primary              Refinance
6740891657  MEDINA            CA    92130       Single Family           Primary              Refinance
6746183687  CARMICHAEL        CA    94062       Single Family           Primary              Purchase
6748801716  PEDICINI          CA    92009            PUD                Primary         Cash-out Refinance
6748839922  STRAUBINGER       CA    95123       Single Family           Primary              Purchase
6749651672  TORRES            CA    94591       Single Family           Primary              Purchase
6750644632  HAMILTON          CA    94110        Condominium            Primary              Purchase
6752820859  LEONG             CA    92602            PUD                Primary              Refinance
6753125951  GALLMAN           CA    92064       Single Family           Primary              Purchase
6754708482  BUCHANAN          CA    92103        Condominium            Primary              Purchase
6755071955  SHEPHERD          TX    75070       Single Family           Primary              Purchase
6756914922  MAGEE             CA    94568       Single Family           Primary              Refinance
6757258428  WILLIS            CA    94127         Two Family            Primary              Purchase
6758975004  ZADELL            IL    60061       Single Family           Primary              Refinance
6761355145  ATIJERA           CA    94014       Single Family           Primary              Purchase
6762782008  STEPHENS          CA    94131       Single Family           Primary              Purchase
6763150023  PEREZ             MO    65804       Single Family           Primary              Refinance
6764546922  GOLD              CA    92024       Single Family           Primary              Refinance
6764916943  YEO               CA    94588       Single Family           Primary              Refinance
6765201014  CAUDILLO JUAREZ   CA    94303       Single Family           Primary              Purchase
6769872208  LEONARD           CA    94010       Single Family           Primary              Refinance
6770139761  DHOPTE            CA    94555            PUD                Primary              Refinance
6770255609  BEAZLEY           CA    91436       Single Family           Primary         Cash-out Refinance
6770616339  KUNS              CA    95060         Two Family            Primary              Purchase
6773087421  MIJANGOS          CA    95111       Single Family           Primary              Purchase
6774408626  THIELBAR          CA    92612        Condominium            Primary              Purchase
6774522442  WEAVER            CA    94945       Single Family           Primary         Cash-out Refinance
6776833029  MARACHA           CA    94134       Single Family           Primary              Purchase
6778545803  DAVEY             CA    95138            PUD                Investor             Purchase
6779220786  XIE               CA    94539       Single Family           Primary              Refinance
6781027195  DUTINA            CA    94404            PUD                Primary         Cash-out Refinance
6782435603  KURNIE            CA    94062       Single Family           Primary              Refinance
6782731183  AKASHI            CA    94110       Single Family           Primary              Purchase
6782744483  FAN               CA    94539            PUD                Primary         Cash-out Refinance
6784095256  PEARSON           CA    94061       Single Family           Primary              Refinance
6784123678  RICKARD           CO    80439       Single Family           Primary              Purchase
6784683580  SHAMES            CA    94566       Single Family           Primary              Refinance
6784797059  HEISSER           IL    60010       Single Family           Primary              Purchase
6784987379  SALES             CA    94018       Single Family           Primary              Refinance
6785651024  RADMANESH         CA    91364       Single Family           Primary              Refinance
6786194529  TADLOCK           NV    89011            PUD                Primary              Purchase
6786392982  RHYNER            IL    60614        Condominium            Primary              Refinance
6786993292  JESSEN            TX    77380            PUD                Primary              Refinance
6787259867  MENDES            CA    90266       Single Family           Investor             Purchase
6789113047  HEO               CA    95014            PUD                Primary              Refinance
6790221599  GAWF              CA    95117       Single Family           Primary         Cash-out Refinance
6790424433  LIU               CA    94306       Single Family           Primary              Refinance
6794147121  KINNEY            CA    92126        Condominium            Primary              Purchase
6794828647  YVANOVICH         CA    95124       Single Family           Primary         Cash-out Refinance
6797554919  MIDDLETON         CO    80126       Single Family           Primary              Purchase
6797676738  PACKO             CA    94123        Condominium            Primary              Refinance
6798661036  PATIL             CA    94550       Single Family           Primary              Refinance
6798760911  JAMES             GA    31405       Single Family           Primary              Purchase
6798920671  KLIVANSKY         CA    94602       Single Family           Primary              Refinance
6800642180  DOBSON            CA    94550       Single Family           Primary         Cash-out Refinance
6800722875  DOSS              CA    95119        Condominium            Primary              Purchase
6800809326  LIKHATCHEV        CA    95120            PUD                Primary         Cash-out Refinance
6802566551  SCHWARTZ          CA    94087       Single Family           Primary              Purchase
6803880423  ERVEY             CA    92626       Single Family           Primary              Refinance
6805453302  JONES             WA    98275       Single Family           Primary              Purchase
6805955546  HALL              VA    22044       Single Family           Primary              Refinance
6807336158  FAJARDO           CA    94560       Single Family           Primary              Purchase
6809350298  PRASAD            CA    95135       Single Family           Primary         Cash-out Refinance
6810835485  BUSSA             OH    44236       Single Family           Primary              Purchase
6813308175  ROBERTS           CA    94583            PUD                Primary              Purchase
6816752817  MORRIS            CA    94957       Single Family           Primary              Refinance
6817239087  MAO               CA    94552            PUD                Primary              Purchase
6818011048  KOUCHAKJI         CA    94065            PUD                Primary              Purchase
6821029045  DONOVAN           CA    95118       Single Family           Primary         Cash-out Refinance
6821923726  OMBERG            NJ    07090       Single Family           Primary              Purchase
6822008451  WILSON            TX    77024       Single Family           Primary              Purchase
6823863177  DOUGHERTY         CA    95472       Single Family           Primary              Refinance
6824572553  CRAFT             CA    91302       Single Family           Primary         Cash-out Refinance
6828157807  WHITE             CA    95030       Single Family           Primary         Cash-out Refinance
6828777620  ZENOFF            CA    94920        Condominium            Primary         Cash-out Refinance
6829153193  MOORE             CA    94019            PUD               Secondary             Purchase
6829442380  CHRISTON          CA    94583       Single Family           Primary              Purchase
6830736861  YUEN              CA    94024       Single Family           Primary              Purchase
6830956972  FARNUM            CA    94103        Condominium            Primary              Purchase
6830973688  MILWE             CA    90291       Single Family           Primary              Purchase
6831415093  ZWERLING          CA    94131       Single Family           Primary         Cash-out Refinance
6833737221  CHRISTENSEN       CA    92118            PUD               Secondary             Refinance
6834543206  GILLES            CA    92210        Condominium            Primary              Refinance
6837393732  LACK              CA    94107      High-Rise Condo          Primary         Cash-out Refinance
6837900254  VINCENZINI        CA    95746       Single Family           Primary              Purchase
6841556480  KHAN              GA    30047       Single Family           Primary              Refinance
6842452366  EDWARDS           CA    92210        Condominium            Primary         Cash-out Refinance
6843374452  GARCIA            CA    94583       Single Family           Primary         Cash-out Refinance
6843651750  PAHLAVAN          CA    95864       Single Family           Primary              Refinance
6843856367  AUSTIN            CA    95119       Single Family           Primary              Purchase
6844081973  GOLTZ             CA    94901       Single Family           Primary              Purchase
6846756812  HANNEKEN          CA    94804       Single Family           Primary              Refinance
6846880679  MENNE             CA    94552            PUD                Primary         Cash-out Refinance
6847195820  THADANI           CA    95125            PUD                Primary              Refinance
6849162935  BAGINSKI          CA    94087       Single Family           Primary              Refinance
6849455214  FRAME             CO    80550            PUD                Primary         Cash-out Refinance
6853183272  KIM               CA    94539       Single Family           Primary         Cash-out Refinance
6853594064  LINDBERG          CA    94558        Condominium           Secondary             Purchase
6853700992  GRISPO            NC    27949            PUD               Secondary             Refinance
6855145501  SIGNES            CA    94117        Condominium            Primary              Refinance
6857180035  TSOURIS           CA    95120       Single Family           Primary         Cash-out Refinance
6860233425  LIN               CA    94107        Three Family           Primary              Purchase
6861420351  MASSEY            CA    96146        Condominium           Secondary             Purchase
6861505045  SMITH             CA    90254        Condominium            Primary              Purchase
6861770888  PEGGS             CA    95008            PUD                Investor             Refinance
6862843320  SALES             FL    34442            PUD               Secondary             Purchase
6863866783  ZECHOWY           CA    95404       Single Family           Primary              Purchase
6864039273  KELLEY            TX    78746            PUD                Primary              Refinance
6864365470  BRADLEY           CA    95003       Single Family          Secondary        Cash-out Refinance
6866111963  GOFF              MD    21131            PUD                Primary              Refinance
6868944403  RIAZANOV          CA    94583            PUD                Primary              Purchase
6869502150  KHITROV           CA    95014       Single Family           Primary              Refinance
6869732625  CELLUCCI          CA    95125       Single Family           Primary         Cash-out Refinance
6870252605  GARDO             CA    94010        Four Family            Primary              Refinance
6871074446  REYES VAZQUEZ     CA    94560       Single Family           Primary              Purchase
6873503301  TANG              CA    94403        Condominium            Primary              Purchase
6874748236  YARMEN DEMPSEY    CA    95065       Single Family           Primary         Cash-out Refinance
6875602937  RESNICK           CA    94115        Condominium            Primary              Purchase
6876254985  HANDELMAN         CA    94708       Single Family           Primary         Cash-out Refinance
6876577740  FRIEDMAN          CA    94025       Single Family           Primary              Refinance
6876847713  BREWER            CA    94044       Single Family           Primary              Refinance
6878002424  DE FALCO          CA    94114       Single Family           Primary              Purchase
6878407995  HARNER            CA    94583            PUD                Primary              Refinance
6880215725  HETRICK           CA    94127       Single Family           Primary              Purchase
6882160432  PAL               CA    94087       Single Family           Primary              Purchase
6882284117  GALBRAITH         CA    95762       Single Family           Primary         Cash-out Refinance
6882319475  ADAMS             CA    92648       Single Family           Primary              Purchase
6882556282  WUNAR             CA    95005       Single Family           Primary              Refinance
6882869123  BENDER            CA    94517       Single Family           Primary              Refinance
6884013076  HEROCHIK          CA    94087       Single Family           Primary              Purchase
6884255388  DRENNAN           IL    60010            PUD                Primary              Purchase
6886589222  BRUHN             CA    94553       Single Family           Primary              Purchase
6888346902  SLOAN             CA    94087       Single Family           Primary              Refinance
6888990147  BULICH            CA    94566            PUD                Primary              Purchase
6890289249  O'GRADY           CA    92009       Single Family           Primary              Refinance
6890529917  NORMILE           CA    94611       Single Family           Primary         Cash-out Refinance
6891012301  ATHA              CA    94131       Single Family           Primary              Refinance
6891846526  ANGUS JR          CA    94595       Single Family           Primary              Refinance
6892112308  YE                CA    94404            PUD                Primary              Purchase
6893004181  FRANZ             DC    20007       Single Family           Primary              Purchase
6893996782  NODURFT           IL    60123       Single Family           Primary         Cash-out Refinance
6895554720  CRAWFORD          CA    94536            PUD                Primary              Refinance
6896043327  LAW               CA    92663       Single Family           Primary              Purchase
6898707978  JOHNSON           CA    94618       Single Family           Primary              Purchase
6899086455  CHADBURN          CA    95124       Single Family           Primary              Purchase
6901320231  URAIZEE           CA    94588            PUD                Primary              Refinance
6902395521  MITCHELL III      CT    06820       Single Family           Primary              Purchase
6904559025  PUSKAR            CA    93442       Single Family           Primary              Purchase
6906179178  ORUN              CA    94122       Single Family           Primary              Purchase
6906822330  YOON              CA    95120            PUD                Primary              Refinance
6907329376  BENTON            CA    94568       Single Family           Primary              Purchase
6907506890  PARKE             CA    94025       Single Family           Primary              Purchase
6907576596  MORAN JR          CA    94526            PUD                Primary              Purchase
6908248732  CLANCY            CA    94043            PUD                Primary              Purchase
6908361519  WOLFERT           CA    94303       Single Family           Primary              Purchase
6908625640  ALIOTTI           CA    96145       Single Family          Secondary             Refinance
6910883435  JAMES             CA    93103       Single Family           Primary         Cash-out Refinance
6916159277  MATHEW            CA    94536       Single Family           Primary              Refinance
6920236962  SACKSTEDER        CA    94131       Single Family           Primary              Purchase
6921632631  KING              CA    95746       Single Family           Primary              Purchase
6921989759  VLARDI            CA    94010       Single Family           Primary              Purchase
6922898199  MADSEN            WA    98144       Single Family           Primary              Purchase
6923113119  PATEL             IL    60193       Single Family           Primary              Purchase
6923473687  ASCHOW            CA    95403            PUD                Primary         Cash-out Refinance
6924828798  MESSNER           CA    90720       Single Family           Primary              Refinance
6926516524  LURASCHI          MD    21673       Single Family          Secondary             Refinance
6930628703  RADTKE            CA    93065            PUD                Primary              Purchase
6930808636  NAMBA             CA    94121         Two Family            Primary              Purchase
6930812687  BERK              CT    06437       Single Family           Primary              Purchase
6931705013  HUME              CA    95003       Single Family           Primary              Purchase
6931891920  SKVARNA           CA    94595       Single Family           Primary              Refinance
6933075795  CREEK             AZ    85044            PUD                Primary              Purchase
6933255819  VENO              CA    94404       Single Family           Primary              Refinance
6936134128  SCHWARTZ          CA    91030       Single Family           Primary              Refinance
6938806574  TSUCHIMOTO        CA    94583            PUD                Primary              Purchase
6939352305  BRAHMA            CA    95130       Single Family           Primary              Refinance
6940174128  VICKERS           CA    92663            PUD                Primary         Cash-out Refinance
6946545826  LILLY             CA    94509       Single Family           Primary              Purchase
6949307802  GENELZA           CA    94403       Single Family           Primary              Purchase
6950140530  BARNES            CA    95037            PUD                Primary         Cash-out Refinance
6950194065  AKINS             CA    94514            PUD                Primary              Purchase
6951672440  VELLORE-ARUMUGA   CA    95133            PUD                Primary              Purchase
6952232574  CORONEL           CA    94538        Condominium            Primary              Purchase
6953324032  ERWIN             CA    95123       Single Family           Primary              Purchase
6954779135  ASHKIN            IL    60610        Condominium            Primary              Refinance
6955134272  DOVE              CA    94117         Two Family            Primary              Purchase
6958977271  MULLINS           CA    94061            PUD                Primary              Purchase
6959301240  POMERANZ          VA    20171       Single Family           Primary         Cash-out Refinance
6959435956  CAMPBELL          IA    50111       Single Family           Primary              Purchase
6960039920  BLANCHETTE        CA    95035       Single Family           Primary         Cash-out Refinance
6961496426  HAILE             CA    94553            PUD                Primary         Cash-out Refinance
6962108574  CARTER            CA    94087       Single Family           Primary              Purchase
6962581739  BRADY             CA    91302       Single Family           Primary              Refinance
6963669905  ELY               CA    92131       Single Family           Primary         Cash-out Refinance
6964264169  STONE             CA    94947       Single Family           Primary              Refinance
6964591496  OLIVARES          CA    94903        Condominium            Primary              Purchase
6965864082  LAWRENCE          CA    93422       Single Family          Secondary             Purchase
6966587021  BEINUS            CA    91604       Single Family           Primary              Refinance
6968333143  HUGHES            CA    94115        Condominium            Primary              Refinance
6968933462  SAXTON            CA    91361            PUD                Primary              Refinance
6973405290  ONG               CA    94123        Three Family           Primary              Purchase
6974458835  MCINTOSH          CA    94552            PUD                Primary         Cash-out Refinance
6974758937  CHOI              CA    94583            PUD                Primary              Refinance
6975399145  LIU               CA    92887       Single Family           Primary              Refinance
6976241973  SUDARSANAM        CA    94560            PUD                Primary              Refinance
6976539236  HOSTLER           FL    34145       Single Family           Primary              Purchase
6978107842  SINGHANIA         CA    94086        Condominium            Primary              Purchase
6979192496  CHANDRAN          CA    94568       Single Family           Primary              Refinance
6979528954  RAMAKRISHNAN      CA    95124            PUD                Primary              Refinance
6979694525  KELLEY            CA    92660            PUD                Primary              Refinance
6979890255  YAGER             FL    33326            PUD                Primary              Refinance
6981198564  PLUTZER           FL    33957            PUD               Secondary             Purchase
6982392679  DEVEREAUX         CO    80525            PUD                Primary         Cash-out Refinance
6984120490  SHEIH             CA    95070       Single Family           Primary              Refinance
6984383007  WARD              CA    94611       Single Family           Primary              Purchase
6984632312  GEARING           CA    95746            PUD                Primary              Purchase
6985908026  BROOKS            VA    22207       Single Family           Primary         Cash-out Refinance
6986750856  JANSSEN           CA    94949            PUD                Primary              Refinance
6986766530  DE CHAINE         CA    94061       Single Family           Primary              Purchase
6986957139  KIM               CA    95120       Single Family           Primary              Purchase
6987112197  BARAR             CA    91030       Single Family           Primary              Purchase
6988902141  COUSINS           CA    94550       Single Family           Primary              Refinance
6989337297  ANDREWS JR        CA    90291       Single Family           Primary              Purchase
6991097343  ZHANG             CA    95148       Single Family           Primary              Refinance
6993685087  SANCHEZ           CA    94015       Single Family           Primary         Cash-out Refinance
6997725129  HODZIC            CA    94560       Single Family           Primary         Cash-out Refinance
6998767443  SANJEEVA          CA    95035            PUD                Primary              Purchase
6999183749  GARTH             CA    93441       Single Family          Secondary             Refinance

BOAMS 2001-D
Mortgage Schedule

Loan Count:                                          1,063
Scheduled PB:                               500,842,327.80
Interest Rate W/A:                                   6.966
Unpaid PB W/A:                                  471,159.00
Remaining Term W/A:                                    359


                                                            Current     First
   Loan             Doc        Orig  Current   Original    Interest    Payment   Maturity  Orig
  Number           Type        LTV     LTV        PB         Rate        Date      Date    Term
0029436482       Standard     70.00   69.94      420,000     7.000     20010601  20310501   360
0029604907        Reduced     75.87   75.87      390,000     6.500     20010701  20310601   360
0029615879       Standard     80.00   79.91      500,000     7.000     20010601  20310501   360
0029619871       Standard     63.47   63.42      365,000     7.000     20010601  20310501   360
0029632452       Standard     73.45   73.31      280,800     6.250     20010601  20310501   360
0029634862       Standard     80.00   79.91      700,000     5.625     20010701  20310601   360
0029634912       Standard     80.00   80.00      332,000     6.375     20010701  20310601   360
0029635828        Reduced     76.53   76.47      398,000     7.000     20010701  20310601   360
0029637493       Standard     79.99   79.86      371,400     6.875     20010601  20310501   360
0029648458        Reduced     78.70   78.63      425,000     6.750     20010601  20310501   360
0029648953       Standard     79.99   79.92      403,800     6.625     20010701  20310601   360
0029649001       Standard     80.00   79.93      328,000     6.875     20010701  20310601   360
0029649027       Standard     79.98   79.85      397,000     7.000     20010601  20310501   360
0029649266       Standard     79.72   79.66      340,078     6.750     20010601  20310501   360
0029658861       Standard     79.29   79.22      337,000     6.375     20010701  20310601   360
0029659448       Standard     64.59   64.48      460,000     6.500     20010601  20310501   360
0029660529       Standard     79.85   79.73      447,200     7.250     20010601  20310501   360
0029661162       Standard     42.30   42.30      550,000     6.625     20010701  20310601   360
0029671062        Reduced     80.00   80.00      362,400     6.750     20010701  20310601   360
0029672458       Standard     73.68   73.68      350,000     6.750     20010701  20310601   360
0029673985       Standard     63.13   63.13      483,000     5.875     20010801  20310701   360
0029674017       Standard     75.00   74.93      408,750     6.625     20010701  20310601   360
0029674108        Reduced     52.35   52.35      445,000     6.750     20010701  20310601   360
0029675238        Reduced     92.30   92.22      300,000     6.500     20010601  20310501   360
0029675329       Standard     76.94   76.89      454,000     7.375     20010701  20310601   360
0029675394       Standard     78.00   77.93      390,000     6.750     20010701  20310601   360
0029676814       Standard     66.44   66.38    1,000,000     6.500     20010701  20310601   360
0029678109       Standard     90.00   89.92      283,500     6.750     20010601  20310501   360
0029679669        Reduced     48.00   47.95      600,000     6.750     20010701  20310601   360
0029679842       Standard     64.36   64.30      400,000     6.625     20010601  20310501   360
0029679859        Reduced     79.99   79.85      444,300     6.875     20010601  20310501   360
0029681285       Standard     80.00   79.93      341,600     6.875     20010601  20310501   360
0029681855       Standard     80.00   79.85      432,000     6.500     20010601  20310501   360
0029681939        Reduced     79.93   79.86      346,100     6.750     20010701  20310601   360
0029683935       Standard     54.00   53.95      405,000     7.000     20010701  20310601   360
0029683950       Standard     79.99   79.99      646,350     7.125     20010701  20310601   360
0029684776       Standard     66.66   66.66      400,000     6.625     20010701  20310601   360
0029685708        Reduced     80.00   80.00      336,000     6.625     20010801  20310701   360
0029686029       Standard     80.00   80.00      568,000     6.875     20010701  20310601   360
0029687324       Standard     80.00   79.92      436,000     6.625     20010701  20310601   360
0029689445       Standard     78.16   78.16      342,250     6.875     20010701  20310601   360
0029690526       Standard     73.17   73.08      300,000     6.875     20010701  20310601   360
0029690856       Standard     69.93   69.93      500,000     6.875     20010801  20310701   360
0029691896       Standard     80.00   80.00      376,000     7.125     20010801  20310701   360
0029692795       Standard     94.99   94.99      345,300     7.250     20010701  20310601   360
0029692811        Reduced     78.88   78.88      568,000     6.875     20010801  20310701   360
0029693140        Reduced     80.00   79.93      314,400     6.875     20010701  20310601   360
0029693207        Reduced     80.00   79.93      281,600     6.875     20010701  20310601   360
0029693256       Standard     43.20   43.20      453,700     6.750     20010801  20310701   360
0029697414       No Ratio     39.55   39.55      369,850     6.750     20010701  20310601   360
0029697646       Standard     51.87   51.82      415,000     6.375     20010701  20310601   360
0029697802       Standard     80.00   80.00      354,000     6.875     20010801  20310701   360
0029698396        Reduced     80.00   79.93      362,400     7.250     20010701  20310601   360
0029700119       Standard     79.85   79.85      543,000     6.750     20010801  20310701   360
0029700929       Standard     60.00   60.00      900,000     6.875     20010801  20310701   360
0029701331       Standard     79.99   79.92      392,700     6.500     20010701  20310601   360
0029705498       Standard     80.00   79.93      412,400     6.875     20010701  20310601   360
0029705761       Standard     64.53   64.53      327,500     6.500     20010701  20310601   360
0029707320       Standard     79.50   79.42      381,600     6.375     20010701  20310601   360
0029707577       Standard     78.83   78.76      413,400     7.125     20010701  20310601   360
0029707924       Standard     79.99   79.99      406,800     6.250     20010701  20310601   360
0029710589       Standard     80.00   79.93      535,200     6.750     20010701  20310601   360
0029711447       Standard     55.91   55.86      383,000     7.000     20010701  20310601   360
0029711702       Standard     90.00   90.00      468,180     6.875     20010701  20310601   360
0029711744       Standard     80.00   80.00      464,000     7.000     20010801  20310701   360
0029711769        Reduced     79.99   79.99      335,150     6.375     20010801  20310701   360
0029712999        Reduced     79.36   79.36      400,000     6.375     20010701  20310601   360
0029719820       Standard     90.00   90.00      360,000     6.875     20010701  20310601   360
0029719861       Standard     80.00   79.93      599,200     7.250     20010701  20310601   360
0029722444       Standard     79.97   79.91      373,500     6.750     20010701  20310601   360
0029722790       Standard     66.66   66.66      650,000     7.000     20010801  20310701   360
0029729290        Reduced     94.99   94.99      372,850     7.000     20010701  20310601   360
0029729530       Standard     79.99   79.99      408,000     7.250     20010701  20310601   360
0029729852       Standard     74.98   74.93      325,250     7.250     20010701  20310601   360
0029730322       Standard     89.99   89.91      300,000     7.000     20010701  20310601   360
0029731908        Reduced     79.58   79.58      473,550     6.500     20010801  20310701   360
0029734035       Standard     65.07   65.07      348,800     6.875     20010701  20310601   360
0029734274       Standard     43.59   43.59      479,500     6.625     20010801  20310701   360
0029734985       Standard     80.00   79.93      580,000     6.750     20010701  20310601   360
0029737079        Reduced     72.06   71.99      438,500     6.000     20010701  20310601   360
0029741790       Standard     71.91   71.91      485,400     7.000     20010801  20310701   360
0029742699        Reduced     74.41   74.35      320,000     7.000     20010701  20310601   360
0029745171       Standard     80.00   80.00      308,800     6.875     20010701  20310601   360
0029745379        Reduced     80.00   80.00      416,000     7.250     20010801  20310701   360
0029746393       Standard     91.88   91.88      355,889     6.875     20010801  20310701   360
0099034217       Standard     79.99   79.99      528,950     6.500     20010701  20310601   360
0099035271       Standard     79.99   79.86      304,600     6.875     20010601  20310501   360
0099041402       Standard     80.00   79.85      360,000     7.375     20010601  20310501   360
0099043432       Standard     71.11   71.04      320,000     6.250     20010701  20310601   360
0099049306       Standard     80.00   79.92      323,200     6.500     20010701  20310601   360
0099049413        Reduced     80.00   79.93      360,000     7.000     20010601  20310501   360
0099049819       Standard     79.11   79.05      366,100     7.250     20010701  20310601   360
0099049876       Standard     80.00   80.00      380,000     7.125     20010701  20310601   360
0099050379       Standard     90.00   90.00      333,000     7.125     20010701  20310601   360
0099050387        Reduced     79.99   79.92      440,900     6.750     20010601  20310501   360
0099050577       Standard     94.99   94.99      322,700     7.000     20010701  20310601   360
0099051484       Standard     60.81   60.81      520,000     7.250     20010701  20310601   360
0099052383       Standard     80.00   79.93      380,000     7.000     20010601  20310501   360
0099053431        Reduced     79.99   79.99      454,400     6.500     20010701  20310601   360
0099053969       Standard     63.75   63.75      475,000     6.875     20010701  20310601   360
0099054215       Standard     73.75   73.69      385,000     6.750     20010701  20310601   360
0099054835        Reduced     75.00   74.94      348,750     7.250     20010701  20310601   360
0099055394       Standard     70.17   70.11      320,000     6.375     20010701  20310601   360
0099055410        Reduced     79.57   79.50      397,880     6.750     20010701  20310601   360
0099055592       Standard     80.00   80.00      304,800     6.875     20010701  20310601   360
0099055642        Reduced     89.99   89.91      386,950     6.375     20010701  20310601   360
0099055741       Standard     62.47   62.47      348,000     6.375     20010701  20310601   360
0099056368        Reduced     58.33   58.33      350,000     6.750     20010701  20310601   360
0099056657        Reduced     79.42   79.42      329,600     6.500     20010701  20310601   360
0099057119       Standard     80.00   79.93      352,800     7.000     20010701  20310601   360
0099059065       Standard     70.97   70.97      300,000     6.250     20010701  20310601   360
0099061046       Standard     93.64   93.57      400,000     7.250     20010701  20310601   360
0099062721       Standard     64.08   63.94      455,000     6.625     20010701  20310601   360
0099062960       Standard     79.41   79.41      675,000     7.125     20010701  20310601   360
0099063174        Reduced     79.57   79.57      614,200     7.125     20010701  20310601   360
0099063877       Standard     62.95   62.89      447,000     5.875     20010701  20310601   360
0099063893       Standard     76.47   76.47      650,000     7.125     20010701  20310601   360
0099065336       Standard     50.25   50.25      427,200     6.500     20010701  20310601   360
0099067969       Standard     80.00   80.00      349,200     6.750     20010801  20310701   360
0099068843       Standard     75.00   75.00      495,000     6.125     20010701  20310601   360
0099069064       Standard     50.90   50.90      560,000     7.000     20010801  20310701   360
6000076734       Standard     42.55   42.55      600,000     7.000     20010801  20310701   360
6002289038         Rapid      21.94   21.94      395,000     6.750     20010801  20310701   360
6002341607       Standard     38.00   38.00      950,000     6.875     20010701  20310601   360
6003869838         Rapid      79.95   79.88      650,000     7.125     20010701  20310601   360
6004003700       Standard     94.11   94.11      400,000     7.250     20010801  20310701   360
6004400468       Standard     68.73   68.73      598,000     7.125     20010701  20310601   360
6005083131         Rapid      61.25   61.25      539,000     6.500     20010701  20310601   360
6005305997         Rapid      67.78   67.73      427,050     7.000     20010701  20310601   360
6006991431       Standard     78.54   78.48      432,000     7.500     20010701  20310601   360
6007723163       Standard     80.00   79.93      520,000     7.375     20010701  20310601   360
6007804427         Rapid      80.00   80.00      574,000     6.625     20010801  20310701   360
6007957704       Standard     66.28   66.28      580,000     6.875     20010801  20310701   360
6009128106         Rapid      63.52   63.52      498,000     6.875     20010701  20310601   360
6010014782         Rapid      68.66   68.61      800,000     7.125     20010701  20310601   360
6011647101         Rapid      80.00   80.00      352,000     7.250     20010801  20310701   360
6012010309       Standard     80.00   79.93      363,600     6.875     20010701  20310601   360
6012040389         Rapid      73.80   73.74      310,000     7.000     20010701  20310601   360
6013245573       Standard     77.97   77.91      308,000     7.125     20010701  20310601   360
6014224270         Rapid      34.74   34.71      450,000     6.500     20010701  20310601   360
6017298073         Rapid      77.38   77.31      611,350     6.625     20010701  20310601   360
6017994044       Standard     66.66   66.66      450,000     7.375     20010801  20310701   360
6018510799         Rapid      50.00   49.95      650,000     7.000     20010701  20310601   360
6019258703         Rapid      61.35   61.35      335,000     7.375     20010801  20310701   360
6019542908       Standard     95.00   95.00      399,000     7.125     20010801  20310701   360
6021221046         Rapid      80.00   80.00      528,000     7.500     20010701  20310601   360
6021650707         Rapid      80.00   80.00      400,800     6.750     20010801  20310701   360
6022342643         Rapid      66.75   66.75      500,000     7.750     20010801  20310701   360
6023165183         Rapid      55.17   55.17      288,000     7.125     20010801  20310701   360
6024968692       Standard     75.00   75.00      555,000     7.000     20010801  20310701   360
6025331676       Standard     74.46   74.46      350,000     7.375     20010701  20310601   360
6026583804         Rapid      66.42   66.42      465,000     7.000     20010801  20310701   360
6027151759         Rapid      68.78   68.73      540,000     7.000     20010701  20310601   360
6028730445       Standard     79.63   79.63      477,788     7.000     20010801  20310701   360
6031450528         Rapid      80.00   80.00      319,200     7.250     20010801  20310701   360
6031701920       Standard     80.00   80.00      736,000     6.625     20010801  20310701   360
6033570869       Standard     89.98   89.91      494,000     7.250     20010701  20310601   360
6033640936         Rapid      80.00   80.00      460,000     6.875     20010701  20310601   360
6033664944       Standard     80.00   79.93      340,000     7.000     20010701  20310601   360
6033707248         Rapid      63.15   63.15      600,000     6.875     20010801  20310701   360
6033748143         Rapid      66.91   66.91      987,000     7.125     20010801  20310701   360
6034241395         Rapid      52.22   52.22      470,000     7.125     20010801  20310701   360
6034987567         Rapid      77.59   77.53      675,000     7.375     20010701  20310601   360
6035359295       Standard     90.00   90.00      398,700     7.250     20010801  20310701   360
6037941827       Standard     78.33   78.33      564,000     7.000     20010801  20310701   360
6038997885       Standard     80.00   80.00      500,000     7.000     20010801  20310701   360
6039602161         Rapid      80.00   80.00      516,000     7.375     20010701  20310601   360
6040004589       Standard     77.72   77.65      750,000     7.250     20010701  20310601   360
6040120716       Standard     58.82   58.82      500,000     7.000     20010801  20310701   360
6040371046         Rapid      80.00   79.92      488,000     6.625     20010701  20310601   360
6041410033         Rapid      80.00   80.00      400,000     6.750     20010701  20310601   360
6041603066       Standard     95.00   95.00      376,200     7.000     20010701  20310601   360
6041665305       Standard     64.57   64.57      565,000     7.625     20010801  20310701   360
6042238649       Standard     70.00   70.00      490,000     7.125     20010801  20310701   360
6042507696         Rapid      79.99   79.99      623,875     6.250     20010701  20310601   360
6043485389         Rapid      66.71   66.71    1,000,000     6.875     20010701  20310601   360
6043652319         Rapid      75.00   75.00      330,000     6.875     20010701  20310601   360
6043732665         Rapid      80.00   80.00      364,000     7.250     20010801  20310701   360
6043897443       Standard     66.85   66.78      605,000     6.250     20010701  20310601   360
6044287156         Rapid      53.67   53.67      365,000     7.000     20010801  20310701   360
6045867501         Rapid      80.00   80.00      344,000     6.875     20010701  20310601   360
6046227796         Rapid      80.00   79.93      419,200     7.000     20010701  20310601   360
6048706177         Rapid      68.03   67.97      415,000     6.500     20010701  20310601   360
6048747676       Standard     73.86   73.86      650,000     7.375     20010801  20310701   360
6050861985       Standard     95.00   95.00      356,250     7.500     20010801  20310701   360
6051492467       Standard     79.62   79.56      310,750     7.375     20010701  20310601   360
6051640578         Rapid      35.64   35.64      597,000     7.125     20010701  20310601   360
6053518780         Rapid      80.00   79.93      424,000     7.250     20010701  20310601   360
6053823461         Rapid      63.75   63.75      765,000     6.625     20010701  20310601   360
6054441602         Rapid      57.92   57.92      811,000     6.875     20010801  20310701   360
6054444028       Standard     64.55   64.50      468,000     7.375     20010701  20310601   360
6054446403       Standard     95.00   95.00      362,900     7.750     20010801  20310701   360
6055261538         Rapid      66.15   66.15      430,000     7.000     20010801  20310701   360
6057632751         Rapid      80.00   79.93      456,000     7.000     20010701  20310601   360
6058543502         Rapid      80.00   80.00      315,200     7.125     20010801  20310701   360
6058719391       Standard     76.62   76.62      295,000     7.000     20010801  20310701   360
6059436037       Standard     75.00   75.00      356,250     7.375     20010801  20310701   360
6060670848       Standard     41.81   41.81      543,650     7.000     20010801  20310701   360
6061050321         Rapid      75.00   74.94      434,250     7.875     20010701  20310601   360
6061935059       Standard     38.32   38.32      320,000     7.125     20010701  20310601   360
6063181926         Rapid      36.80   36.80      300,000     6.750     20010801  20310701   360
6064114496         Rapid      67.85   67.85      475,000     6.125     20010801  20310701   360
6065066893         Rapid      79.13   79.13      550,000     7.000     20010801  20310701   360
6066952984         Rapid      61.12   61.12      427,900     7.250     20010801  20310701   360
6068221099       Standard     77.23   77.23      502,000     6.625     20010801  20310701   360
6070064800       Standard     68.47   68.47      393,750     7.625     20010801  20310701   360
6071151267       Standard     58.43   58.43      650,000     6.875     20010801  20310701   360
6071702820       Standard     80.00   80.00      440,000     7.375     20010801  20310701   360
6073182500       Standard     95.00   95.00      327,750     7.000     20010801  20310701   360
6073396332         Rapid      79.94   79.94      583,600     7.375     20010801  20310701   360
6073998186       Standard     62.72   62.67      414,000     7.000     20010701  20310601   360
6075418779       Standard     80.00   79.93      380,000     7.250     20010701  20310601   360
6076116398       Standard     50.00   50.00      300,000     6.875     20010701  20310601   360
6077184502       Standard     95.00   95.00      310,650     7.625     20010801  20310701   360
6077426465         Rapid      32.37   32.37      822,250     7.000     20010701  20310601   360
6077778691       Standard     95.00   94.91      342,000     6.500     20010701  20310601   360
6077947866       Standard     74.95   74.95      383,000     7.375     20010701  20310601   360
6078045702        Reduced     87.79   87.79      338,000     6.750     20010801  20310701   360
6079442494       Standard     70.00   70.00      633,500     7.500     20010701  20310601   360
6079540727       Standard     75.00   74.94      903,750     7.250     20010701  20310601   360
6083383544       Standard     70.00   70.00      630,000     7.125     20010801  20310701   360
6084091708         Rapid      74.07   74.07      500,000     7.250     20010701  20310601   360
6085688858       Standard     71.55   71.55      518,800     7.375     20010701  20310601   360
6088617573       Standard     80.00   80.00      380,000     7.250     20010801  20310701   360
6089629858         Rapid      50.41   50.41      542,000     6.750     20010701  20310601   360
6090618569       Standard     73.68   73.68      350,000     6.875     20010701  20310601   360
6092395059       Standard     75.00   75.00      442,500     7.500     20010701  20310601   360
6094297261       Standard     80.00   80.00      424,000     7.250     20010801  20310701   360
6094611271       Standard     65.00   64.94      975,000     6.875     20010701  20310601   360
6094633556         Rapid      80.00   80.00      412,000     7.250     20010801  20310701   360
6094653158       Standard     61.26   61.22      410,500     7.375     20010701  20310601   360
6103303027       Standard     48.03   47.87      439,500     6.750     20010701  20310601   360
6103687874         Rapid      79.17   79.17      340,450     7.000     20010801  20310701   360
6103940851         Rapid      57.75   57.75      309,000     7.125     20010701  20310601   360
6106112912       Standard     67.94   67.88      462,000     7.000     20010701  20310601   360
6106912576       Standard     61.61   61.61      650,000     7.250     20010701  20310601   360
6108062818         Rapid      75.00   75.00      525,000     7.125     20010701  20310601   360
6108424976         Rapid      80.00   79.94      715,169     7.875     20010701  20310601   360
6108476042       Standard     80.00   80.00      540,000     6.750     20010701  20310601   360
6108969699       Standard     80.00   80.00      408,000     6.625     20010801  20310701   360
6109047727         Rapid      79.13   79.13      584,000     7.000     20010701  20310601   360
6109056371         Rapid      50.80   50.75      348,000     6.750     20010701  20310601   360
6109800190         Rapid      80.00   80.00      572,000     7.250     20010801  20310701   360
6109974045       Standard     75.00   74.92      480,000     6.875     20010701  20310601   360
6111843618       Standard     80.00   80.00      324,000     6.750     20010801  20310701   360
6112559494         Rapid      80.00   80.00      564,000     6.875     20010701  20310601   360
6112578817    All Ready Home  64.42   64.42      306,000     6.875     20010701  20310601   360
6113339169         Rapid      79.54   79.54      700,000     7.250     20010801  20310701   360
6113845074         Rapid      80.00   80.00      321,600     7.250     20010801  20310701   360
6114630251         Rapid      80.00   80.00      480,000     7.000     20010801  20310701   360
6114882704       Standard     44.82   44.82      650,000     7.000     20010701  20310601   360
6114979815         Rapid      80.00   80.00      472,000     7.625     20010801  20310701   360
6115427053       Standard     80.00   80.00      484,000     6.875     20010801  20310701   360
6115963347       Standard     80.00   80.00      420,000     7.000     20010701  20310601   360
6116160265       Standard     80.00   80.00      580,000     7.125     20010801  20310701   360
6118559852         Rapid      12.72   12.72      700,000     6.875     20010801  20310701   360
6120751976       Standard     80.00   80.00      585,200     6.750     20010701  20310601   360
6121330895         Rapid      68.75   68.75      385,000     7.250     20010701  20310601   360
6122597401       Standard     80.00   80.00      383,600     7.250     20010701  20310601   360
6123895333       Standard     71.42   71.42      500,000     7.250     20010701  20310601   360
6127364336       Standard     80.00   80.00      496,000     7.125     20010801  20310701   360
6128204168         Rapid      75.00   74.93      348,750     6.750     20010701  20310601   360
6129232259       Standard     75.00   74.76      401,250     7.250     20010401  20310301   360
6129439557         Rapid      45.78   45.78      301,250     6.750     20010701  20310601   360
6129439599         Rapid      72.91   72.84      463,000     6.375     20010701  20310601   360
6130304121         Rapid      80.00   80.00      344,000     6.875     20010801  20310701   360
6130577775         Rapid      80.00   80.00      540,000     6.875     20010701  20310601   360
6130804815       Standard     74.97   74.90      611,000     6.375     20010701  20310601   360
6131562008       Standard     80.00   80.00      488,000     6.875     20010701  20310601   360
6131843838       Standard     79.99   79.99      343,900     6.750     20010701  20310601   360
6132497774         Rapid      50.14   50.14      702,000     7.375     20010801  20310701   360
6133925674         Rapid      80.00   79.94      300,000     7.500     20010701  20310601   360
6135489570       Standard     52.17   52.17      900,000     6.875     20010701  20310601   360
6136744924       Standard     75.00   75.00      480,000     7.250     20010701  20310601   360
6136968697         Rapid      69.30   69.25      341,000     7.000     20010701  20310601   360
6137589732         Rapid      41.53   41.53      380,000     7.250     20010801  20310701   360
6137822034       Standard     69.69   69.69      575,000     6.500     20010701  20310601   360
6137939663       Standard     79.26   79.26      650,000     6.875     20010801  20310701   360
6140585354         Rapid      62.81   62.81      402,000     6.875     20010701  20310601   360
6140636405       Standard     80.00   80.00      288,000     7.250     20010801  20310701   360
6141985702       Standard     74.98   74.98      371,200     7.250     20010701  20310601   360
6142630885       Standard     80.00   79.93      332,000     7.250     20010701  20310601   360
6143326020         Rapid      70.00   70.00      875,000     7.000     20010801  20310701   360
6144489876         Rapid      79.99   79.99      281,053     6.750     20010801  20310701   360
6144752315         Rapid      80.00   80.00      312,720     7.250     20010801  20310701   360
6144780985         Rapid      74.67   74.67      399,500     7.250     20010801  20310701   360
6145194855       Standard     78.12   78.12      750,000     7.000     20010801  20310701   360
6146990947         Rapid      79.90   79.84      493,000     7.250     20010701  20310601   360
6147502485         Rapid      80.00   80.00      350,400     7.125     20010701  20310601   360
6147543083       Standard     77.72   77.72      750,000     7.000     20010701  20310601   360
6147872250       Standard     77.24   77.24      550,000     6.000     20010701  20310601   360
6148280685       Standard     74.10   74.10      478,000     7.250     20010701  20310601   360
6151938203       Standard     40.98   40.91      650,000     7.125     20010701  20310601   360
6152486855         Rapid      80.00   80.00      408,000     6.875     20010801  20310701   360
6154009465         Rapid      80.00   79.93      500,000     7.250     20010701  20310601   360
6154021072       Standard     79.81   79.81      400,000     6.875     20010701  20310601   360
6155936104       Standard     80.00   80.00      342,400     7.250     20010701  20310601   360
6158296175         Rapid      80.00   80.00      556,000     7.000     20010801  20310701   360
6159873592       Standard     67.79   67.79      400,000     6.750     20010801  20310701   360
6161497851         Rapid      80.00   80.00      300,000     6.750     20010801  20310701   360
6161734659         Rapid      43.67   43.67      436,700     6.750     20010801  20310701   360
6162703976       Standard     80.00   80.00      797,600     5.625     20010701  20310601   360
6164096403         Rapid      59.25   59.20      800,000     6.375     20010701  20310601   360
6165051100         Rapid      80.00   80.00      372,000     6.500     20010801  20310701   360
6166395860         Rapid      62.72   62.65      392,000     6.000     20010701  20310601   360
6167536504       Standard     75.00   75.00      330,000     7.125     20010801  20310701   360
6167863247       Standard     72.62   72.56      650,000     7.000     20010701  20310601   360
6168408166         Rapid      64.95   64.95      341,000     7.250     20010801  20310701   360
6168421318         Rapid      80.00   80.00      388,000     7.375     20010701  20310601   360
6172374115       Standard     32.30   32.30      630,000     7.000     20010701  20310601   360
6175235081       Standard     59.33   59.33      712,000     6.750     20010801  20310701   360
6175690772       Standard     80.00   79.93      440,000     6.875     20010701  20310601   360
6176243282       Standard     80.00   79.92      290,400     6.625     20010701  20310601   360
6176579719       Standard     68.45   68.45      510,000     7.125     20010701  20310601   360
6177387146       Standard     80.00   80.00      599,200     7.125     20010801  20310701   360
6179246738         Rapid      62.64   62.64      498,000     6.625     20010801  20310701   360
6181463271       Standard     76.95   76.95      404,000     6.500     20010701  20310601   360
6183193967       Standard     72.72   72.72      400,000     7.000     20010801  20310701   360
6188354143         Rapid      89.74   89.74      315,000     6.750     20010801  20310701   360
6188710914         Rapid      65.21   65.21      750,000     7.250     20010801  20310701   360
6189085019       Standard     90.00   89.93      369,000     7.500     20010701  20310601   360
6190531977       Standard     71.96   71.96      367,000     7.375     20010701  20310601   360
6192802764       Standard     80.00   79.93      548,000     6.875     20010701  20310601   360
6193586333         Rapid      57.14   57.14    1,000,000     7.125     20010801  20310701   360
6194181068       Standard     25.21   25.21      750,000     7.125     20010701  20310601   360
6194369382         Rapid      70.00   70.00      549,500     6.500     20010701  20310601   360
6194485485         Rapid      77.92   77.85      487,000     7.250     20010701  20310601   360
6195736563         Rapid      80.00   80.00      744,000     7.125     20010801  20310701   360
6198237312       Standard     70.00   70.00      749,000     7.125     20010801  20310701   360
6198237486       Standard     90.00   90.00      412,650     5.875     20010701  20310601   360
6199296408       Standard     65.16   65.10      492,000     6.625     20010701  20310601   360
6200772751         Rapid      80.00   80.00      620,000     6.375     20010701  20310601   360
6203261745       Standard     80.00   80.00      698,000     7.375     20010701  20310601   360
6204123241       Standard     95.00   95.00      369,550     7.750     20010801  20310701   360
6204488768         Rapid      80.00   80.00      440,000     7.250     20010701  20310601   360
6205632851         Rapid      59.33   59.28      445,000     6.875     20010701  20310601   360
6205918292         Rapid      53.68   53.68      824,000     6.875     20010701  20310601   360
6206812924       Standard     52.17   52.17      600,000     6.875     20010801  20310701   360
6207048544         Rapid      61.33   61.33      460,000     7.250     20010701  20310601   360
6208149796         Rapid      77.14   77.07      405,000     6.875     20010701  20310601   360
6208218849         Rapid      89.16   89.16      428,000     6.875     20010801  20310701   360
6209126231         Rapid      49.58   49.58      300,000     7.000     20010801  20310701   360
6210118813         Rapid      51.58   51.58      325,000     7.125     20010701  20310601   360
6211861692       Standard     73.03   73.03      650,000     7.125     20010701  20310601   360
6212123555       Standard     78.92   78.83      500,000     7.125     20010701  20260601   300
6212603804         Rapid      69.35   69.35      396,000     7.000     20010701  20310601   360
6213441139         Rapid      37.00   37.00      481,000     6.875     20010801  20310701   360
6213710970         Rapid      80.00   80.00      620,000     7.375     20010801  20310701   360
6214518893       Standard     80.00   79.92      356,000     6.625     20010701  20310601   360
6214562586         Rapid      80.00   80.00      352,000     7.125     20010801  20310701   360
6216054681       Standard     58.89   58.84      500,000     7.000     20010701  20310601   360
6216712734       Standard     50.00   50.00    1,000,000     7.250     20010701  20310601   360
6217184156       Standard     74.76   74.69      400,000     6.500     20010701  20310601   360
6217280764         Rapid      75.72   75.72      390,000     6.750     20010801  20310701   360
6218029509       Standard     65.00   64.93      494,000     7.375     20010701  20310601   360
6218831193      Timesaver-3   70.00   70.00      316,400     6.875     20010701  20310601   360
6219284400       Standard     76.33   76.33      750,000     7.000     20010701  20310601   360
6220218181       Standard     75.00   75.00      615,000     7.250     20010801  20310701   360
6223264125       Standard     74.36   74.30      528,000     6.750     20010701  20310601   360
6224869997         Rapid      80.00   79.92      633,600     6.625     20010701  20310601   360
6225128583    All Ready Home  34.18   34.15      940,000     6.750     20010701  20310601   360
6225290276         Rapid      77.84   77.77      650,000     6.875     20010701  20310601   360
6225671061       Standard     63.49   63.49      400,000     6.875     20010801  20310701   360
6226622113         Rapid      54.73   54.68      509,000     6.875     20010701  20310601   360
6226968979       Standard     64.95   64.95      779,500     7.250     20010801  20310701   360
6228292642         Rapid      50.71   50.71      355,000     7.125     20010801  20310701   360
6228569775       Standard     80.00   80.00      352,000     7.250     20010801  20310701   360
6228665763       Standard     80.00   80.00      575,200     7.375     20010801  20310701   360
6229294522       Standard     30.00   29.97      600,000     7.375     20010701  20310601   360
6232373875         Rapid      56.02   55.97      465,000     6.875     20010701  20310601   360
6233116851         Rapid      80.00   80.00      500,000     7.250     20010801  20310701   360
6233612198         Rapid      70.00   70.00      560,000     6.875     20010701  20310601   360
6234006242         Rapid      33.84   33.84      440,000     6.875     20010801  20310701   360
6234889274         Rapid      80.00   80.00      352,000     6.875     20010701  20310601   360
6235079883    All Ready Home  25.02   25.02      976,000     6.625     20010701  20310601   360
6237070294        Reduced     63.01   62.94      299,300     6.000     20010701  20310601   360
6238066754         Rapid      67.00   67.00      469,000     6.750     20010801  20310701   360
6238284944       Standard     70.00   70.00      420,000     7.000     20010701  20310601   360
6239288399       Standard     80.00   79.92      352,000     6.500     20010701  20310601   360
6239676262       Standard     80.00   79.93      380,000     7.000     20010701  20310601   360
6240035672         Rapid      80.00   80.00      370,400     7.250     20010801  20310701   360
6240195559         Rapid      79.99   79.99      635,350     7.125     20010801  20310701   360
6241325015       Standard     70.00   70.00      875,000     7.375     20010801  20310701   360
6242242060       Standard     43.10   43.10      325,000     7.125     20010801  20310701   360
6242578620       Standard     54.05   54.05    1,000,000     6.000     20010801  20310701   360
6243302467       Standard     80.00   80.00      560,000     6.875     20010701  20310601   360
6243565857         Rapid      74.54   74.48      410,000     7.000     20010701  20310601   360
6243617914       Standard     80.00   79.93      639,200     7.125     20010701  20310601   360
6243723423         Rapid      80.00   79.91      408,000     5.750     20010701  20310601   360
6244389240         Rapid      71.52   71.52      324,000     6.875     20010801  20310701   360
6245576951         Rapid      70.36   70.36      311,000     7.125     20010701  20310601   360
6245620031       Standard     79.99   79.99      373,699     6.500     20010701  20310601   360
6245771263       Standard     69.86   69.86      510,000     7.250     20010801  20310701   360
6248129808         Rapid      80.00   80.00      604,000     6.375     20010801  20310701   360
6248236934         Rapid      56.20   56.20      562,000     7.000     20010801  20310701   360
6248877810         Rapid      69.69   69.69      345,000     7.125     20010801  20310701   360
6261414830       Standard     95.00   95.00      360,050     7.500     20010801  20310701   360
6261972902         Rapid      68.42   68.36      650,000     6.625     20010701  20310601   360
6263630755         Rapid      80.00   80.00      583,200     7.250     20010801  20310701   360
6264751675         Rapid      68.59   68.59      935,000     7.000     20010701  20310601   360
6265970811       Standard     39.00   38.96      429,000     7.250     20010701  20310601   360
6266856951         Rapid      58.66   58.66      440,000     7.375     20010801  20310701   360
6269720378       Standard     79.99   79.99      546,950     6.750     20010801  20310701   360
6272556801         Rapid      74.76   74.76      400,000     7.250     20010801  20310701   360
6273233889       Standard     75.00   74.70      495,000     7.375     20010801  20310701   360
6273453800         Rapid      76.50   76.44      350,000     7.250     20010701  20310601   360
6273989332       Standard     80.00   79.93      416,800     7.000     20010701  20310601   360
6274592929       Standard     73.75   73.75      442,500     7.125     20010701  20310601   360
6274904231         Rapid      80.00   80.00      280,000     7.375     20010701  20310601   360
6276010631       Standard     55.34   55.34      440,000     7.625     20010801  20310701   360
6276765192         Rapid      68.66   68.66      412,000     6.625     20010701  20310601   360
6277715931       Standard     70.00   70.00      910,000     7.625     20010701  20310601   360
6280415099        Reduced     52.38   52.33      550,000     7.125     20010701  20310601   360
6281766201         Rapid      67.59   67.59      340,000     6.875     20010801  20310701   360
6281793692       Standard     79.61   79.61      650,000     6.875     20010801  20310701   360
6282101614       Standard     73.88   73.88      332,500     7.250     20010701  20310601   360
6282264172       Standard     67.65   67.65      794,956     7.500     20010801  20310701   360
6282846036         Rapid      69.93   69.93      349,000     7.125     20010701  20310601   360
6283243423         Rapid      80.00   79.93      374,400     6.875     20010701  20310601   360
6283358502         Rapid      79.99   79.99      457,200     7.125     20010701  20310601   360
6283492178         Rapid      80.00   80.00      500,000     7.250     20010801  20310701   360
6286437964         Rapid      80.00   80.00      592,000     7.000     20010701  20310601   360
6286781361         Rapid      58.57   58.57      410,000     6.750     20010701  20310601   360
6287750654         Rapid      69.12   69.06      432,000     7.000     20010701  20310601   360
6288073957       Standard     78.12   77.99      375,000     6.750     20010701  20310601   360
6291167317       Standard     58.33   58.33      350,000     7.250     20010801  20310701   360
6291302724         Rapid      80.00   80.00      500,000     6.875     20010801  20310701   360
6291445531         Rapid      80.00   80.00      558,400     7.000     20010701  20310601   360
6291459805       Standard     42.80   42.80      856,000     7.375     20010701  20310601   360
6294287906       Standard     70.00   70.00      980,000     7.750     20010701  20310601   360
6294945636         Rapid      79.99   79.99      477,000     7.000     20010701  20310601   360
6295879354       Standard     66.66   66.61      320,000     7.250     20010701  20310601   360
6296279182       Standard     79.37   79.37      381,000     7.500     20010801  20310701   360
6297254978         Rapid      80.99   80.99      348,270     6.875     20010801  20310701   360
6297933944       Standard     80.00   79.94      496,000     7.625     20010701  20310601   360
6298094068       Standard     76.00   76.00      376,200     6.500     20010701  20310601   360
6298194876         Rapid      74.13   74.13      556,000     7.250     20010801  20310701   360
6299015815         Rapid      70.00   70.00      329,000     6.875     20010701  20310601   360
6300232037       Standard     70.22   70.22      460,000     7.250     20010701  20310601   360
6302648495       Standard     80.00   79.93      382,400     6.750     20010701  20310601   360
6304195479         Rapid      68.51   68.45      370,000     6.500     20010701  20310601   360
6304971853         Rapid      80.00   79.93      608,000     7.000     20010701  20310601   360
6307187705         Rapid      67.30   67.23      875,000     7.000     20010701  20310601   360
6308766713       Standard     79.98   79.98      301,650     7.125     20010701  20310601   360
6308937462       Standard     63.95   63.95      550,000     7.375     20010801  20310701   360
6310392490         Rapid      80.00   80.00      416,000     6.625     20010701  20310601   360
6311148404       Standard     95.00   94.91      342,000     7.625     20010701  20310601   360
6311880584       Standard     92.95   92.95      400,000     7.250     20010801  20310701   360
6312884262       Standard     64.89   64.89      451,000     7.250     20010801  20310701   360
6316995577       Standard     20.51   20.49      400,000     6.625     20010701  20310601   360
6320785766       Standard     69.72   69.72      512,500     7.250     20010701  20310601   360
6321334481       Standard     80.00   80.00      391,200     7.375     20010801  20310701   360
6321902428       Standard     71.85   71.85      600,000     7.125     20010801  20310701   360
6322468429       Standard     79.99   79.99      303,243     6.750     20010801  20310701   360
6322521433         Rapid      36.36   36.36    1,000,000     6.875     20010701  20310601   360
6322711315         Rapid      59.40   59.40      401,000     6.875     20010801  20310701   360
6322795888         Rapid      75.42   75.42      422,400     7.000     20010701  20310601   360
6322949485         Rapid      42.80   42.80      336,000     6.500     20010801  20310701   360
6323116605       Standard     80.00   80.00      364,000     7.500     20010701  20310601   360
6324591251         Rapid      70.52   70.52      335,000     7.000     20010701  20310601   360
6325147988         Rapid      79.49   79.49      469,000     7.125     20010801  20310701   360
6328820987       Standard     65.03   65.03      452,000     7.000     20010701  20310601   360
6329100389       Standard     80.00   80.00      520,000     7.375     20010801  20310701   360
6329979303         Rapid      80.00   80.00      364,000     6.875     20010801  20310701   360
6330398816         Rapid      73.68   73.68      350,000     7.125     20010801  20310701   360
6330570901         Rapid      79.61   79.61      750,000     7.125     20010801  20310701   360
6333108071         Rapid      63.74   63.74      350,600     7.250     20010701  20310601   360
6334104749         Rapid      80.00   80.00      444,352     6.000     20010801  20310701   360
6335751621         Rapid      68.26   68.26      512,000     7.250     20010701  20310601   360
6335965098       Standard     68.27   68.27      650,000     7.000     20010801  20310701   360
6336079691         Rapid      80.00   79.73      360,000     7.000     20010401  20310301   360
6337341272    All Ready Home  71.54   71.54      440,000     7.125     20010801  20310701   360
6337934068       Standard     80.00   80.00      341,600     7.125     20010801  20310701   360
6338116269       Standard     66.32   66.27      325,000     7.000     20010701  20310601   360
6338126508         Rapid      80.00   79.93      433,600     7.000     20010701  20310601   360
6338694687       Standard     80.00   79.93      472,000     7.125     20010701  20310601   360
6338812578         Rapid      68.13   68.13      347,500     6.500     20010701  20310601   360
6344065518       Standard     44.00   44.00      550,000     6.500     20010801  20310701   360
6344698250         Rapid      75.00   74.93      750,000     6.875     20010701  20310601   360
6345014176         Rapid      75.00   75.00      382,500     6.875     20010801  20310701   360
6348090587         Rapid      75.00   75.00      300,000     6.000     20010801  20310701   360
6349193935         Rapid      66.66   66.66      700,000     7.000     20010801  20310701   360
6351293045         Rapid      62.93   62.87      365,000     6.500     20010701  20310601   360
6351799231         Rapid      62.50   62.44      450,000     6.500     20010701  20310601   360
6351996829         Rapid      71.87   71.87      460,000     5.875     20010801  20310701   360
6353289850       Standard     76.00   76.00      304,000     7.375     20010801  20310701   360
6353541300         Rapid      80.00   80.00      520,000     6.875     20010801  20310701   360
6354947886         Rapid      80.00   80.00      336,000     6.875     20010801  20310701   360
6356470705         Rapid      80.00   80.00      336,000     7.000     20010801  20310701   360
6356483971    All Ready Home  65.97   65.91      574,000     6.375     20010701  20310601   360
6356663366         Rapid      80.00   79.93      404,000     7.000     20010701  20310601   360
6357636742         Rapid      80.00   79.93      488,000     6.875     20010701  20310601   360
6357960761         Rapid      47.29   47.29      350,000     6.500     20010801  20310701   360
6361050179       Standard     75.00   75.00      487,500     6.750     20010701  20310601   360
6361357251       Standard     80.00   80.00      500,000     7.000     20010801  20310701   360
6361364414       Standard     69.72   69.67      645,000     7.125     20010701  20310601   360
6362850247         Rapid      78.98   78.98      312,000     7.125     20010701  20310601   360
6363770840       Standard     62.50   62.50      750,000     7.000     20010801  20310701   360
6365942355       Standard     95.00   95.00      346,750     7.375     20010801  20310701   360
6366270962       Standard     79.50   79.50      485,000     7.250     20010801  20310701   360
6367040885       Standard     69.89   69.82      650,000     6.500     20010701  20310601   360
6367567564         Rapid      80.00   80.00      568,000     7.500     20010701  20310601   360
6367901185         Rapid      79.33   79.33      595,000     7.000     20010801  20310701   360
6369519001       Standard     80.00   79.92      320,000     6.625     20010701  20310601   360
6371296481       Standard     80.00   79.93      520,000     7.250     20010701  20310601   360
6371361871         Rapid      59.43   59.43      529,000     6.750     20010801  20310701   360
6371732170       Standard     64.51   64.51      500,000     6.875     20010701  20310601   360
6373032504         Rapid      80.00   80.00      300,000     6.000     20010701  20310601   360
6373034708         Rapid      68.00   68.00      418,200     7.250     20010801  20310701   360
6373684932         Rapid      71.42   71.42    1,000,000     7.250     20010801  20310701   360
6373730545       Standard     67.74   67.74      525,000     6.625     20010701  20310601   360
6373758736         Rapid      80.00   80.00      426,400     7.500     20010801  20310701   360
6375445142         Rapid      69.23   69.16      360,000     6.875     20010701  20310601   360
6375731673       Standard     50.69   50.69      403,000     7.000     20010801  20310701   360
6376282643       Standard     68.39   68.39      448,000     7.000     20010801  20310701   360
6376690043         Rapid      67.44   67.44      580,000     7.000     20010701  20310601   360
6376743727       Standard     61.42   61.42      430,000     6.750     20010701  20310601   360
6377669152       Standard     40.98   40.98    1,000,000     7.250     20010801  20310701   360
6377938136         Rapid      61.73   61.73      355,000     7.250     20010701  20310601   360
6378459504       Standard     74.88   74.82      328,000     7.250     20010701  20310601   360
6378700162       Standard     94.98   94.89      394,200     7.000     20010701  20310601   360
6378752429       Standard     80.00   79.93      500,000     7.000     20010701  20310601   360
6379850743       Standard     72.65   72.65      643,000     6.875     20010801  20310701   360
6381607800         Rapid      53.33   53.29      400,000     7.125     20010701  20310601   360
6381968558         Rapid      75.67   75.61      446,500     6.875     20010701  20310601   360
6382411228         Rapid      75.00   74.94      731,250     7.250     20010701  20310601   360
6382457148       Standard     70.00   70.00      647,500     6.875     20010801  20310701   360
6384983083         Rapid      80.00   80.00      407,200     6.875     20010801  20310701   360
6385816720       Standard     74.07   74.01      400,000     6.750     20010701  20310601   360
6386012584         Rapid      80.00   80.00      503,920     7.250     20010801  20310701   360
6386299652       Standard     80.00   80.00      400,000     6.375     20010801  20310701   360
6387124776         Rapid      79.99   79.99      592,050     7.250     20010801  20310701   360
6387654541         Rapid      80.00   80.00      527,200     7.250     20010701  20310601   360
6388013200         Rapid      80.00   80.00      360,000     6.750     20010801  20310701   360
6390072202         Rapid      56.00   56.00      840,000     7.250     20010701  20310601   360
6392353683       Standard     79.99   79.99      472,650     7.000     20010801  20310701   360
6392429723       Standard     80.00   80.00      557,600     7.250     20010701  20310601   360
6394523762         Rapid      67.17   67.12      393,000     7.000     20010701  20310601   360
6395252395         Rapid      69.82   69.82      590,000     7.250     20010801  20310701   360
6397603678       Standard     80.00   79.93      341,600     7.375     20010701  20310601   360
6399511960         Rapid      80.00   80.00      412,000     6.875     20010701  20310601   360
6399755419         Rapid      79.99   79.91      423,781     5.375     20010701  20310601   360
6399822003         Rapid      79.84   79.78      519,000     7.125     20010701  20310601   360
6400652787         Rapid      79.86   79.86      450,450     7.250     20010801  20310701   360
6401278046         Rapid      80.00   79.93      350,000     6.750     20010701  20310601   360
6402197203       Standard     80.00   80.00      524,320     7.375     20010801  20310701   360
6403151977         Rapid      56.37   56.37      287,500     7.000     20010801  20310701   360
6404244847       Standard     75.00   74.93      900,000     6.625     20010701  20310601   360
6404837509         Rapid      54.05   54.05      400,000     6.875     20010801  20310701   360
6407007977       Standard     80.00   80.00      560,000     7.125     20010801  20310701   360
6407723185       Standard     69.53   69.48      452,000     7.000     20010701  20310601   360
6408209424    All Ready Home  65.21   65.15      300,000     6.500     20010701  20310601   360
6409120695       Standard     80.00   80.00      384,000     7.375     20010801  20310701   360
6411662437         Rapid      70.00   70.00      438,900     6.875     20010701  20310601   360
6415121059         Rapid      79.89   79.89      294,005     6.625     20010801  20310701   360
6417023626         Rapid      47.36   47.36      360,000     7.000     20010801  20310701   360
6419474165       Standard     44.19   44.19      377,849     6.875     20010701  20310601   360
6420844869         Rapid      79.11   79.04      490,500     7.000     20010701  20310601   360
6421250249       Standard     80.00   79.93      504,000     6.875     20010701  20310601   360
6421529964       Standard     79.99   79.99      371,282     6.875     20010701  20310601   360
6424490768       Standard     59.81   59.81      445,000     6.875     20010801  20310701   360
6425578041       Standard     56.98   56.98      542,500     6.750     20010801  20310701   360
6427612376         Rapid      79.98   79.98      351,900     7.500     20010801  20310701   360
6427826273       Standard     80.00   80.00      397,600     6.750     20010801  20310701   360
6429474262         Rapid      60.98   60.93      564,150     6.875     20010701  20310601   360
6430057791         Rapid      80.00   79.93      320,000     7.375     20010701  20310601   360
6431632220       Standard     48.38   48.38      750,000     6.875     20010701  20310601   360
6432636410         Rapid      73.64   73.58      545,000     7.000     20010701  20310601   360
6433718803         Rapid      46.51   46.51      500,000     6.750     20010801  20310701   360
6433802698         Rapid      62.06   62.06      450,000     6.625     20010801  20310701   360
6433980221         Rapid      12.65   12.64      500,000     6.750     20010701  20310601   360
6435270845       Standard     48.94   48.81      416,000     6.500     20010701  20310601   360
6439572998       Standard     80.00   80.00      468,000     7.000     20010701  20310601   360
6442659089         Rapid      72.31   72.31      640,000     6.875     20010701  20310601   360
6443225831         Rapid      64.86   64.80      600,000     6.625     20010701  20310601   360
6443860546       Standard     69.88   69.88      629,000     7.375     20010701  20310601   360
6446077395         Rapid      60.74   60.50      325,000     6.875     20010701  20310601   360
6446392570       Standard     74.88   74.82      495,000     7.000     20010701  20310601   360
6447943819         Rapid      64.64   64.59      320,000     6.750     20010701  20310601   360
6448154457         Rapid      74.35   74.35      290,000     7.000     20010701  20310601   360
6448576444         Rapid      70.92   70.92      500,000     7.000     20010701  20310601   360
6450046807         Rapid      50.00   50.00      450,000     7.000     20010701  20310601   360
6452884999       Standard     67.90   67.90      485,500     6.875     20010801  20310701   360
6453624923       Standard     80.00   79.93      340,000     7.375     20010701  20310601   360
6454125706         Rapid      80.00   80.00      560,000     7.125     20010701  20310601   360
6455383403       Standard     79.25   79.25      550,000     7.000     20010801  20310701   360
6458855282       Standard     75.00   74.94      562,500     7.125     20010701  20310601   360
6461586544       Standard     61.75   61.75      365,000     7.250     20010801  20310701   360
6462830537       Standard     65.48   65.48      406,000     7.500     20010801  20310701   360
6463564077       Standard     79.62   79.62      430,000     7.000     20010801  20310701   360
6465021209         Rapid      77.35   77.29      410,000     7.125     20010701  20310601   360
6465046065       Standard     76.47   76.47      520,000     7.500     20010801  20310701   360
6469696410         Rapid      75.00   74.94      465,750     7.250     20010701  20310601   360
6470934461         Rapid      80.00   79.93      384,000     7.250     20010701  20310601   360
6473577135         Rapid      60.00   60.00      390,000     6.625     20010801  20310701   360
6474336101         Rapid      74.41   74.33      320,000     5.375     20010701  20310601   360
6475516636         Rapid      78.87   78.87      560,000     6.875     20010801  20310701   360
6477312034       Standard     80.00   80.00      296,000     6.750     20010801  20310701   360
6478712752         Rapid      54.00   54.00      405,000     7.250     20010801  20310701   360
6480500542         Rapid      80.00   80.00      321,280     6.875     20010701  20310601   360
6480536942       Standard     78.31   78.31      372,000     7.125     20010801  20310701   360
6482830186         Rapid      35.29   35.29      600,000     7.250     20010701  20310601   360
6483291362         Rapid      50.00   50.00      600,000     6.875     20010801  20310701   360
6484504185         Rapid      79.64   79.64      450,000     6.625     20010801  20310701   360
6485990474         Rapid      76.00   75.93      323,000     7.000     20010701  20310601   360
6488980647         Rapid      63.49   63.42      400,000     6.625     20010701  20310601   360
6489615135       Standard     80.00   79.93      317,600     7.125     20010701  20310601   360
6490047518       Standard     51.56   51.51      825,000     6.875     20010701  20310601   360
6491202203       Standard     72.50   72.50      435,000     7.375     20010801  20310701   360
6491820764       Standard     80.00   80.00      487,200     6.750     20010801  20310701   360
6492539082         Rapid      79.99   79.99      401,940     6.875     20010801  20310701   360
6493266669    All Ready Home  43.73   43.73      328,000     6.875     20010701  20310601   360
6493397225         Rapid      58.81   58.81      358,800     7.375     20010801  20310701   360
6493520800       Standard     80.00   80.00      288,000     7.000     20010701  20310601   360
6493538828       Standard     90.00   90.00      359,550     7.125     20010701  20310601   360
6494472092       Standard     80.00   80.00      341,560     7.000     20010701  20310601   360
6495202829       Standard     80.00   79.93      424,000     7.000     20010701  20310601   360
6499084975         Rapid      66.60   66.60      383,000     7.000     20010801  20310701   360
6500159774       Standard     63.49   63.49    1,000,000     7.625     20010801  20310701   360
6500377327         Rapid      69.05   69.05      545,500     7.250     20010701  20310601   360
6502761379         Rapid      77.47   77.47      650,000     6.875     20010701  20310601   360
6503609601       Standard     80.00   79.93      444,000     7.250     20010701  20310601   360
6504514602       Standard     80.00   79.93      348,000     7.250     20010701  20310601   360
6506229696         Rapid      80.00   80.00      332,000     6.375     20010801  20310701   360
6508649172       Standard     79.74   79.67      622,000     7.000     20010701  20310601   360
6508825889         Rapid      80.00   79.93      334,000     7.250     20010701  20310601   360
6510496653       Standard     61.00   60.94      915,000     7.000     20010701  20310601   360
6510534693       Standard     73.14   73.08      395,000     6.375     20010601  20310501   360
6512037505       Standard     80.00   80.00      348,000     7.500     20010801  20310701   360
6512653251         Rapid      58.06   58.06      900,000     7.500     20010801  20310701   360
6513611332       Standard     69.81   69.81      370,000     7.125     20010801  20310701   360
6514740403       Standard     80.00   80.00      440,000     6.750     20010801  20310701   360
6516084396         Rapid      80.00   80.00      520,000     7.375     20010801  20310701   360
6516645816       Standard     76.56   76.56      428,000     7.250     20010701  20310601   360
6517480544         Rapid      51.63   51.63      475,000     7.000     20010701  20310601   360
6521768264       Standard     73.06   73.06      369,000     7.250     20010701  20310601   360
6524467641         Rapid      80.00   80.00      616,000     5.750     20010701  20310601   360
6524729834         Rapid      62.50   62.50    1,000,000     6.875     20010701  20310601   360
6525129372         Rapid      46.27   46.23      428,000     7.125     20010701  20310601   360
6525740566       Standard     79.99   79.99      395,800     6.500     20010701  20310601   360
6527172644         Rapid      54.54   54.37      360,000     7.375     20010401  20310301   360
6528457002         Rapid      79.95   79.95      488,550     7.125     20010801  20310701   360
6528627232       Standard     80.00   79.93      500,000     6.875     20010701  20310601   360
6528923789       Standard     58.42   58.42      555,000     6.750     20010701  20310601   360
6529988310         Rapid      67.04   67.04      350,000     6.625     20010801  20310701   360
6531022793       Standard     80.00   80.00      556,000     6.875     20010801  20310701   360
6532423081         Rapid      80.00   80.00      356,000     7.250     20010701  20310601   360
6533012149       Standard     79.99   79.99      543,700     7.000     20010801  20310701   360
6534050502         Rapid      80.00   80.00      380,000     7.250     20010701  20310601   360
6536415323       Standard     90.00   89.88      374,850     7.250     20010701  20310601   360
6536662189       Standard     77.60   77.53      388,000     6.875     20010701  20310601   360
6536728238         Rapid      80.00   80.00      364,000     6.625     20010801  20310701   360
6536922542       Standard     80.00   80.00      415,200     6.000     20010801  20310701   360
6537510387         Rapid      80.00   80.00      471,200     6.875     20010701  20310601   360
6538238400       Standard     80.00   79.92      756,000     6.375     20010701  20310601   360
6539180148       Standard     80.00   79.93      672,000     7.375     20010701  20310601   360
6539470374         Rapid      80.00   80.00      560,000     6.625     20010701  20310601   360
6539569571         Rapid      72.66   72.60      545,000     7.000     20010701  20310601   360
6540113575         Rapid      80.00   80.00      288,000     6.875     20010701  20310601   360
6540382394       Standard     77.01   76.90      402,000     6.875     20010701  20310601   360
6540604458         Rapid      64.13   64.07      442,500     6.875     20010701  20310601   360
6544568600         Rapid      80.00   80.00      480,000     6.875     20010801  20310701   360
6546562056       Standard     80.00   80.00      296,000     6.875     20010701  20310601   360
6546636702         Rapid      59.02   59.02      605,000     7.000     20010701  20310601   360
6547024056         Rapid      60.17   60.17      337,000     7.375     20010801  20310701   360
6547084696       Standard     54.48   54.44      425,000     6.875     20010701  20310601   360
6547629581         Rapid      80.00   79.92      424,000     6.375     20010701  20310601   360
6547774791       Standard     80.00   80.00      419,960     7.250     20010701  20310601   360
6548393138       Standard     70.76   70.76      460,000     6.875     20010701  20310601   360
6549485750       Standard     67.50   67.50      405,000     6.750     20010801  20310701   360
6549781943       Standard     80.00   80.00      372,000     7.375     20010801  20310701   360
6550407123         Rapid      58.33   58.33      535,000     6.875     20010801  20310701   360
6551886077         Rapid      65.32   65.25      390,000     5.375     20010701  20310601   360
6552092816       Standard     46.36   46.36      707,000     7.000     20010801  20310701   360
6553712040         Rapid      71.33   71.33      428,000     7.250     20010801  20310701   360
6554519279       Standard     72.72   72.66      400,000     7.000     20010701  20310601   360
6554692795         Rapid      80.00   80.00      432,000     7.125     20010701  20310601   360
6556249057         Rapid      80.00   80.00      456,000     7.250     20010801  20310701   360
6556482039         Rapid      80.00   80.00      740,000     6.875     20010801  20310701   360
6557477061         Rapid      79.99   79.99      432,600     7.375     20010801  20310701   360
6558361900       Standard     70.00   69.94      346,500     7.125     20010701  20310601   360
6561319945         Rapid      62.84   62.84      553,000     7.125     20010701  20310601   360
6564496542         Rapid      80.00   80.00      416,000     6.875     20010701  20310601   360
6564712476         Rapid      80.00   80.00      457,600     7.250     20010801  20310701   360
6564804679         Rapid      75.00   75.00      750,000     6.875     20010701  20310601   360
6565980833       Standard     80.00   80.00      476,000     6.875     20010801  20310701   360
6566259781       Standard     80.00   80.00      360,000     6.750     20010801  20310701   360
6566822752       Standard     80.00   79.93      432,000     7.125     20010701  20310601   360
6567333916       Standard     95.00   94.92      294,500     7.375     20010701  20310601   360
6568731688         Rapid      76.47   76.40      650,000     6.750     20010701  20310601   360
6568733718         Rapid      68.08   68.08      800,000     7.000     20010701  20310601   360
6570117777       Standard     75.00   74.94      397,500     7.250     20010701  20310601   360
6572602941         Rapid      74.95   74.95      449,000     7.375     20010801  20310701   360
6576268814         Rapid      80.00   80.00      436,000     7.250     20010701  20310601   360
6576943341       Standard     80.00   79.93      424,000     7.000     20010701  20310601   360
6578486976         Rapid      80.00   80.00      460,000     6.750     20010801  20310701   360
6579170843       Standard     80.00   80.00      368,000     6.000     20010801  20310701   360
6579489086         Rapid      80.00   80.00      384,000     7.250     20010801  20310701   360
6579710788       Standard     79.98   79.98      320,400     7.250     20010701  20310601   360
6580395066       Standard     80.00   80.00      601,600     6.750     20010801  20310701   360
6580484571       Standard     80.00   79.93      608,000     6.875     20010701  20310601   360
6582904469       Standard     75.00   75.00      397,500     6.875     20010801  20310701   360
6583901589         Rapid      80.00   80.00      384,000     7.250     20010701  20310601   360
6583988883       Standard     79.48   79.48      465,000     7.125     20010701  20310601   360
6584435249         Rapid      80.00   79.93      299,200     6.875     20010701  20310601   360
6584564360       Standard     79.99   79.99      440,200     6.875     20010701  20310601   360
6586479930         Rapid      68.42   68.42      650,000     5.625     20010801  20310701   360
6586543016       Standard     66.66   66.66      320,000     7.125     20010801  20310701   360
6587406114         Rapid      71.56   71.56      365,000     6.625     20010701  20310601   360
6587572675       Standard     80.00   80.00      544,000     6.875     20010801  20310701   360
6591342305         Rapid      78.94   78.87      750,000     6.625     20010701  20310601   360
6595978518         Rapid      80.00   80.00      580,000     7.000     20010801  20310701   360
6596371416         Rapid      50.00   50.00      550,000     6.750     20010701  20310601   360
6597313706         Rapid      74.28   74.22      390,000     6.875     20010701  20310601   360
6598075916         Rapid      65.00   65.00      650,000     7.125     20010701  20310601   360
6598700000       Standard     80.00   80.00      328,000     7.000     20010801  20310701   360
6601362020       Standard     76.10   76.04      350,000     7.250     20010701  20310601   360
6602553056       Standard     95.00   95.00      317,775     7.250     20010801  20310701   360
6604414877       Standard     79.70   79.70      385,000     6.125     20010801  20310701   360
6604537891         Rapid      80.00   80.00      552,000     7.000     20010801  20310701   360
6606090220         Rapid      68.29   68.29      420,000     6.750     20010701  20310601   360
6607485619       Standard     80.00   80.00      319,200     7.125     20010801  20310701   360
6610149889       Standard     95.00   95.00      321,100     6.875     20010801  20310701   360
6613318101         Rapid      80.00   80.00      378,400     7.250     20010801  20310701   360
6614255807         Rapid      80.00   80.00      332,000     6.625     20010801  20310701   360
6615081236         Rapid      80.00   80.00      328,800     6.875     20010701  20310601   360
6615892533         Rapid      80.00   80.00      299,920     7.375     20010801  20310701   360
6616051774       Standard     80.00   80.00      288,000     7.125     20010801  20310701   360
6620336039         Rapid      67.30   67.30      350,000     7.125     20010801  20310701   360
6622558465       Standard     46.42   46.42      650,000     7.250     20010701  20310601   360
6623556146         Rapid      53.04   53.04      610,000     7.250     20010701  20310601   360
6624099112         Rapid      60.51   60.51      400,000     7.000     20010701  20310601   360
6625213233       Standard     79.52   78.94      338,000     7.000     20010701  20310601   360
6625400962       Standard     95.00   95.00      346,750     7.375     20010801  20310701   360
6626666702       Standard     40.00   40.00      390,000     7.125     20010701  20310601   360
6627250738       Standard     73.33   73.27      341,000     7.375     20010701  20310601   360
6628104595         Rapid      77.06   77.00      410,000     6.875     20010701  20310601   360
6628705094       Standard     69.88   69.88      615,000     7.375     20010801  20310701   360
6628751882       Standard     74.85   74.85      393,000     7.125     20010701  20310601   360
6629779262         Rapid      80.00   80.00      368,000     7.125     20010701  20310601   360
6634185539         Rapid      75.00   75.00      416,250     7.250     20010801  20310701   360
6638170552       Standard     60.38   60.38      311,000     7.000     20010801  20310701   360
6638680865         Rapid      77.66   77.66      400,000     6.375     20010801  20310701   360
6639964227       Standard     75.00   75.00      352,500     7.375     20010801  20310701   360
6640021504         Rapid      80.00   80.00      308,000     7.375     20010701  20310601   360
6640109663         Rapid      35.52   35.52      405,000     6.750     20010801  20310701   360
6640205438       Standard     74.82   74.82      419,000     7.000     20010801  20310701   360
6640372733       Standard     80.00   80.00      428,000     7.375     20010801  20310701   360
6641374126       Standard     78.31   78.24      354,000     6.125     20010701  20310601   360
6641722829         Rapid      64.11   64.11      545,000     7.125     20010801  20310701   360
6643197582         Rapid      75.00   74.93      382,500     6.375     20010701  20310601   360
6643620666       Standard     69.39   69.39      353,900     6.875     20010701  20310601   360
6643847111       Standard     80.00   80.00      378,000     7.125     20010801  20310701   360
6643884973       Standard     80.00   80.00      581,600     7.125     20010701  20310601   360
6644188622       Standard     75.00   75.00      393,750     7.125     20010801  20310701   360
6649210447       Standard     75.00   75.00      543,750     7.500     20010801  20310701   360
6649797641       Standard     57.00   56.94      684,000     6.250     20010701  20310601   360
6649964498       Standard     80.00   79.93      776,000     6.875     20010701  20310601   360
6650992503         Rapid      74.24   74.24      490,000     6.875     20010801  20310701   360
6651030865       Standard     80.00   80.00      460,800     7.000     20010701  20310601   360
6651354273       Standard     93.78   93.78      400,000     7.625     20010801  20310701   360
6651797703       Standard     80.00   80.00      732,000     7.250     20010801  20310701   360
6654161790         Rapid      80.00   80.00      473,600     7.250     20010801  20310701   360
6654880886         Rapid      80.00   80.00      602,800     6.000     20010701  20310601   360
6655833843       Standard     80.00   80.00      303,920     6.875     20010801  20310701   360
6656448328       Standard     80.00   80.00      467,960     7.250     20010801  20310701   360
6659879016         Rapid      14.27   14.27      750,000     7.000     20010701  20310601   360
6663463724         Rapid      79.99   79.99      341,900     7.250     20010801  20310701   360
6663492251       Standard     30.29   30.29      515,000     7.625     20010801  20310701   360
6664183842         Rapid      77.16   77.16      625,000     7.375     20010801  20310701   360
6664909568         Rapid      80.00   80.00      405,600     6.875     20010701  20310601   360
6665916562         Rapid      73.62   73.56      427,000     7.000     20010701  20310601   360
6667196163       Standard     47.83   47.79      786,830     7.375     20010701  20310601   360
6669056670       Standard     67.01   66.95      650,000     7.250     20010701  20310601   360
6670716858         Rapid      80.00   80.00      380,000     6.625     20010801  20310701   360
6674177669       Standard     95.00   94.91      384,644     7.750     20010701  20310601   360
6674350381         Rapid      73.33   73.26      495,000     6.625     20010701  20310601   360
6674454506       Standard     53.29   53.29      388,000     7.125     20010801  20310701   360
6674569873       Standard     67.70   67.48      291,238     7.125     20010701  20160601   180
6674870479       Standard     73.81   73.81      375,000     7.250     20010701  20310601   360
6674888422         Rapid      79.99   79.91      463,000     6.250     20010701  20310601   360
6675477274         Rapid      55.55   55.55      300,000     7.000     20010701  20310601   360
6677805720       Standard     80.00   80.00      328,000     6.875     20010801  20310701   360
6678484442       Standard     45.59   45.59      300,000     6.875     20010801  20310701   360
6678991156         Rapid      41.66   41.66      500,000     7.125     20010701  20310601   360
6679022423         Rapid      77.26   77.26      491,200     5.750     20010801  20310701   360
6680725741       Standard     64.51   64.46      300,000     7.125     20010701  20310601   360
6682643546         Rapid      65.43   65.43      350,000     7.000     20010801  20310701   360
6682969552       Standard     66.66   66.66      500,000     7.500     20010801  20310701   360
6684252189       Standard     80.00   80.00      500,000     6.875     20010701  20310601   360
6684816645       Standard     80.00   80.00      384,000     7.250     20010801  20310701   360
6686352151         Rapid      70.00   70.00      487,200     7.000     20010801  20310701   360
6686529675         Rapid      50.21   50.21      325,000     7.000     20010701  20310601   360
6686852473         Rapid      60.54   60.54      356,000     6.750     20010801  20310701   360
6687730033         Rapid      80.00   79.93      345,600     7.125     20010701  20310601   360
6687889177         Rapid      80.00   80.00      564,000     7.000     20010801  20310701   360
6689017231         Rapid      77.91   77.91      374,000     6.875     20010701  20310601   360
6691747304         Rapid      65.47   65.47      550,000     6.875     20010701  20310601   360
6691756586       Standard     75.00   75.00      396,000     7.375     20010801  20310701   360
6691974155       Standard     79.09   79.02      700,000     6.500     20010701  20310601   360
6692338137         Rapid      55.61   55.61      500,000     6.375     20010801  20310701   360
6692811711       Standard     50.79   50.79      320,000     7.125     20010801  20310701   360
6697367545         Rapid      79.99   79.99      301,200     7.250     20010701  20310601   360
6699172265       Standard     95.00   95.00      280,250     7.500     20010701  20310601   360
6699680713       Standard     90.00   90.00      441,000     6.875     20010801  20310701   360
6700472423       Standard     70.00   70.00      665,000     7.500     20010801  20310701   360
6703476694       Standard     80.00   79.79      319,920     6.875     20010401  20310301   360
6705663000         Rapid      79.99   79.99      359,100     7.000     20010801  20310701   360
6706141808         Rapid      75.00   75.00      843,750     7.500     20010801  20310701   360
6707683667         Rapid      80.00   80.00      508,000     6.750     20010701  20310601   360
6709479528       Standard     84.95   84.95      350,000     6.500     20010801  20310701   360
6709643586         Rapid      80.00   80.00      540,000     7.375     20010701  20310601   360
6710598720       Standard     80.00   80.00      424,000     6.875     20010801  20310701   360
6711878519         Rapid      75.00   75.00      412,500     7.000     20010701  20310601   360
6714214662         Rapid      15.40   15.40      770,000     6.875     20010801  20310701   360
6715941263       Standard     49.00   49.00      735,000     6.875     20010801  20310701   360
6718425934         Rapid      62.87   62.87      503,000     6.875     20010701  20310601   360
6719254168       Standard     76.92   76.92      650,000     7.250     20010801  20310701   360
6721277579         Rapid      68.08   68.08      320,000     6.750     20010801  20310701   360
6721793328       Standard     78.26   78.26      360,000     7.250     20010701  20310601   360
6722834733         Rapid      57.62   57.62      340,000     7.125     20010801  20310701   360
6723115025       Standard     68.75   68.69      550,000     6.875     20010701  20310601   360
6723408305       Standard     80.00   79.93      488,000     6.875     20010701  20310601   360
6724857179       Standard     80.00   79.93      324,000     6.750     20010701  20310601   360
6726958876         Rapid      80.00   80.00      400,000     6.750     20010801  20310701   360
6727778091         Rapid      73.56   73.56      640,000     7.500     20010801  20310701   360
6728922581       Standard     59.96   59.96      370,000     7.500     20010801  20310701   360
6730228274         Rapid      59.30   59.30      296,500     6.875     20010801  20310701   360
6731114762       Standard     80.00   79.93      325,600     7.250     20010701  20310601   360
6732787863       Standard     64.40   64.40      342,000     6.875     20010801  20310701   360
6734267161         Rapid      32.40   32.37      972,000     7.125     20010701  20310601   360
6734509414       Standard     80.00   79.78      440,000     6.625     20010701  20310601   360
6735686898         Rapid      80.00   80.00      300,000     7.250     20010801  20310701   360
6737104874       Standard     80.00   80.00      412,000     7.375     20010801  20310701   360
6737306982       Standard     80.00   80.00      320,000     6.750     20010801  20310701   360
6740511198       Standard     80.00   80.00      360,000     7.000     20010801  20310701   360
6740891657         Rapid      49.34   49.34      375,000     6.750     20010801  20310701   360
6746183687         Rapid      80.00   80.00      400,800     7.250     20010801  20310701   360
6748801716       Standard     70.00   69.94      567,000     7.375     20010701  20310601   360
6748839922         Rapid      80.00   80.00      479,600     6.875     20010801  20310701   360
6749651672         Rapid      79.98   79.98      403,650     7.250     20010801  20310701   360
6750644632         Rapid      80.00   80.00      384,000     7.375     20010801  20310701   360
6752820859         Rapid      89.91   89.85      446,000     7.500     20010701  20310601   360
6753125951       Standard     77.84   77.84      650,000     6.875     20010701  20310601   360
6754708482         Rapid      80.00   79.92      465,600     6.625     20010701  20310601   360
6755071955         Rapid      80.00   80.00      480,000     6.500     20010701  20310601   360
6756914922       Standard     80.00   80.00      304,000     7.250     20010701  20310601   360
6757258428         Rapid      80.00   80.00      600,000     7.375     20010801  20310701   360
6758975004         Rapid      73.26   73.26      337,000     6.500     20010801  20310701   360
6761355145         Rapid      80.00   80.00      399,200     6.875     20010801  20310701   360
6762782008       Standard     80.00   80.00      468,000     7.625     20010801  20310701   360
6763150023         Rapid      61.32   61.12      356,000     6.250     20010701  20160601   180
6764546922         Rapid      77.76   77.76      583,200     6.500     20010801  20310701   360
6764916943       Standard     77.67   77.67      334,000     7.000     20010801  20310701   360
6765201014       Standard     95.00   95.00      387,600     7.375     20010701  20310601   360
6769872208       Standard      7.22    7.22      506,000     6.625     20010801  20310701   360
6770139761         Rapid      80.00   80.00      352,000     7.250     20010801  20310701   360
6770255609       Standard     65.57   65.57      400,000     6.875     20010701  20310601   360
6770616339       Standard     80.00   79.93      456,000     7.250     20010701  20310601   360
6773087421       Standard     95.00   95.00      347,700     7.000     20010701  20310601   360
6774408626         Rapid      80.00   80.00      464,000     7.375     20010801  20310701   360
6774522442       Standard     68.12   68.12      327,000     6.750     20010801  20310701   360
6776833029         Rapid      80.00   80.00      475,200     7.250     20010801  20310701   360
6778545803       Standard     70.00   70.00      647,500     7.500     20010701  20310601   360
6779220786         Rapid      74.68   74.68      360,000     7.000     20010701  20310601   360
6781027195         Rapid      73.10   73.04      445,000     6.500     20010701  20310601   360
6782435603         Rapid      37.09   37.06      575,000     6.875     20010701  20310601   360
6782731183         Rapid      80.00   80.00      288,000     6.500     20010801  20310701   360
6782744483         Rapid      39.47   39.47      671,000     7.250     20010801  20310701   360
6784095256       Standard     80.00   80.00      464,800     7.500     20010801  20310701   360
6784123678         Rapid      78.32   78.32      495,000     6.875     20010801  20310701   360
6784683580       Standard     53.69   53.69      980,000     7.000     20010701  20310601   360
6784797059         Rapid      66.66   66.66      400,000     6.625     20010801  20310701   360
6784987379         Rapid      80.00   80.00      704,000     7.250     20010701  20310601   360
6785651024         Rapid      80.00   79.92      484,000     6.125     20010701  20310601   360
6786194529       Standard     70.00   70.00      840,000     7.375     20010801  20310701   360
6786392982         Rapid      65.27   65.27      297,000     7.000     20010801  20310701   360
6786993292         Rapid      55.88   55.88      707,000     6.875     20010801  20310701   360
6787259867       Standard     48.78   48.78      500,000     6.875     20010801  20310701   360
6789113047         Rapid      76.75   76.69      426,000     7.125     20010701  20310601   360
6790221599         Rapid      49.18   49.18      332,000     7.250     20010701  20310601   360
6790424433         Rapid      56.16   56.16      515,000     7.125     20010801  20310701   360
6794147121         Rapid      80.00   79.90      280,000     6.500     20010701  20310601   360
6794828647       Standard     75.00   74.93      421,875     7.000     20010701  20310601   360
6797554919         Rapid      90.00   90.00      386,550     6.625     20010701  20310601   360
6797676738         Rapid      42.31   42.31      457,000     6.750     20010701  20310601   360
6798661036         Rapid      64.47   64.47      341,700     6.875     20010801  20310701   360
6798760911         Rapid      80.00   80.00      460,000     6.000     20010801  20310701   360
6798920671         Rapid      74.22   74.22      360,000     6.375     20010801  20310701   360
6800642180       Standard     75.00   75.00      322,500     7.125     20010701  20310601   360
6800722875       Standard     80.00   79.93      337,600     6.875     20010701  20310601   360
6800809326       Standard     74.66   74.66      560,000     6.875     20010701  20310601   360
6802566551         Rapid      80.00   80.00      528,000     7.000     20010801  20310701   360
6803880423       Standard     80.00   80.00      408,000     7.500     20010801  20310701   360
6805453302         Rapid      73.33   73.33      550,000     6.625     20010701  20310601   360
6805955546         Rapid      52.37   52.37      480,000     6.875     20010801  20310701   360
6807336158       Standard     94.20   94.20      310,400     7.375     20010701  20310601   360
6809350298         Rapid      57.29   57.24      550,000     7.000     20010701  20310601   360
6810835485         Rapid      79.99   79.99      423,900     6.000     20010801  20310701   360
6813308175         Rapid      76.51   76.51      299,100     6.875     20010701  20310601   360
6816752817    All Ready Home  42.31   42.31      465,500     7.375     20010701  20310601   360
6817239087       Standard     74.99   74.99      369,600     6.875     20010701  20310601   360
6818011048         Rapid      67.37   67.31      475,000     6.125     20010701  20310601   360
6821029045       Standard     65.76   65.76      365,000     7.375     20010701  20310601   360
6821923726         Rapid      80.00   80.00      660,000     5.750     20010801  20310701   360
6822008451       Standard     48.19   48.19    1,000,000     7.500     20010801  20310701   360
6823863177         Rapid      66.37   66.37      375,000     7.000     20010701  20310601   360
6824572553       Standard     69.92   69.92      830,000     6.750     20010701  20310601   360
6828157807       Standard     43.30   43.30      485,000     6.875     20010701  20310601   360
6828777620         Rapid      62.50   62.50      375,000     7.125     20010801  20310701   360
6829153193         Rapid      80.00   80.00      395,200     7.125     20010701  20310601   360
6829442380       Standard     80.00   80.00      372,000     7.375     20010801  20310701   360
6830736861       Standard     50.00   50.00      950,000     7.375     20010801  20310701   360
6830956972         Rapid      80.00   80.00      443,800     6.125     20010801  20310701   360
6830973688       Standard     80.00   80.00      336,000     6.875     20010801  20310701   360
6831415093         Rapid      53.57   53.57      375,000     7.250     20010801  20310701   360
6833737221       Standard     42.55   42.51      500,000     7.000     20010701  20310601   360
6834543206         Rapid      39.65   39.65      575,000     7.000     20010701  20310601   360
6837393732       Standard     53.64   53.64      515,000     6.875     20010701  20310601   360
6837900254         Rapid      80.00   80.00      447,200     7.000     20010801  20310701   360
6841556480       Standard     80.00   79.93      528,000     7.125     20010601  20310501   360
6842452366       Standard     28.85   28.82      650,000     6.875     20010701  20310601   360
6843374452       Standard     73.88   73.88      380,500     6.875     20010801  20310701   360
6843651750       Standard     80.00   80.00      312,000     7.250     20010701  20310601   360
6843856367         Rapid      80.00   80.00      321,600     6.875     20010801  20310701   360
6844081973         Rapid      80.00   80.00      591,200     7.375     20010801  20310701   360
6846756812         Rapid      80.00   80.00      341,600     7.000     20010801  20310701   360
6846880679         Rapid      72.81   72.81      450,000     7.000     20010701  20310601   360
6847195820         Rapid      63.14   63.09      401,000     7.000     20010701  20310601   360
6849162935       Standard     73.03   73.03      650,000     7.250     20010701  20310601   360
6849455214         Rapid      56.12   56.12      550,000     6.875     20010801  20310701   360
6853183272         Rapid      63.38   63.38      412,000     7.000     20010801  20310701   360
6853594064         Rapid      80.00   80.00      512,000     7.000     20010701  20310601   360
6853700992         Rapid      73.70   73.70      482,000     6.625     20010801  20310701   360
6855145501       Standard     57.93   57.89      365,000     7.500     20010701  20310601   360
6857180035       Standard     45.03   45.03      340,000     6.750     20010801  20310701   360
6860233425       Standard     80.00   80.00      534,400     6.875     20010801  20310701   360
6861420351       Standard     80.00   80.00      441,600     5.875     20010701  20310601   360
6861505045         Rapid      80.00   80.00      576,000     6.625     20010701  20310601   360
6861770888       Standard     58.33   58.26      280,000     7.125     20010701  20310601   360
6862843320       Standard     80.00   80.00      323,200     7.000     20010701  20310601   360
6863866783       Standard     80.00   80.00      425,600     7.375     20010801  20310701   360
6864039273         Rapid      34.61   34.58      450,000     6.625     20010701  20310601   360
6864365470       Standard     59.32   59.32      525,000     6.750     20010701  20310601   360
6866111963         Rapid      74.71   74.71      650,000     7.000     20010801  20310701   360
6868944403       Standard     79.98   79.98      348,450     7.000     20010801  20310701   360
6869502150         Rapid      56.75   56.70      437,000     7.125     20010701  20310601   360
6869732625         Rapid      61.47   61.47      458,000     7.000     20010701  20310601   360
6870252605       Standard     70.00   70.00      805,000     6.750     20010701  20310601   360
6871074446       Standard     89.97   89.97      341,000     7.125     20010801  20310701   360
6873503301       Standard     79.98   79.91      415,800     6.750     20010701  20310601   360
6874748236       Standard     63.63   63.63      350,000     7.125     20010801  20310701   360
6875602937         Rapid      80.00   80.00      380,000     7.000     20010801  20310701   360
6876254985       Standard     70.66   70.66      530,000     6.625     20010801  20310701   360
6876577740    All Ready Home  77.10   77.10      559,000     7.000     20010701  20310601   360
6876847713         Rapid      80.00   80.00      400,000     7.125     20010801  20310701   360
6878002424         Rapid      76.47   76.47      650,000     7.125     20010801  20310701   360
6878407995       Standard     80.00   80.00      408,000     6.875     20010801  20310701   360
6880215725         Rapid      80.00   79.92      440,000     6.000     20010701  20310601   360
6882160432         Rapid      80.00   80.00      524,000     7.500     20010801  20310701   360
6882284117       Standard     65.68   65.68      358,000     6.750     20010801  20310701   360
6882319475         Rapid      53.38   53.38      339,000     6.500     20010701  20310601   360
6882556282         Rapid      71.89   71.82      445,000     6.625     20010701  20310601   360
6882869123         Rapid      80.00   80.00      430,400     7.125     20010801  20310701   360
6884013076       Standard     75.00   75.00      476,250     7.750     20010801  20310701   360
6884255388         Rapid      64.51   64.51      600,000     6.875     20010801  20310701   360
6886589222       Standard     80.00   80.00      384,800     7.000     20010801  20310701   360
6888346902         Rapid      79.68   79.61      502,000     6.875     20010701  20310601   360
6888990147       Standard     80.00   80.00      724,000     6.250     20010701  20310601   360
6890289249         Rapid      76.70   76.70      383,500     7.000     20010701  20310601   360
6890529917       Standard     61.90   61.90      325,000     7.000     20010801  20310701   360
6891012301         Rapid      67.27   67.27      555,000     6.875     20010701  20310601   360
6891846526         Rapid      80.00   80.00      624,000     7.250     20010801  20310701   360
6892112308       Standard     80.00   79.93      560,000     7.375     20010701  20310601   360
6893004181       Standard     80.00   80.00      716,000     6.500     20010801  20310701   360
6893996782        Reduced     72.91   72.91      350,000     6.875     20010801  20310701   360
6895554720         Rapid      72.97   72.97      347,000     7.375     20010701  20310601   360
6896043327       Standard     80.00   79.93      352,000     7.250     20010701  20310601   360
6898707978       Standard     70.00   70.00      840,000     7.000     20010801  20310701   360
6899086455       Standard     77.66   77.59      400,000     6.500     20010701  20310601   360
6901320231         Rapid      80.00   80.00      464,000     6.625     20010801  20310701   360
6902395521         Rapid      57.08   57.08      665,000     6.875     20010801  20310701   360
6904559025         Rapid      70.83   70.77      425,000     7.125     20010701  20310601   360
6906179178       Standard     80.00   80.00      460,000     6.625     20010801  20310701   360
6906822330       Standard     71.11   71.11      640,000     7.000     20010701  20310601   360
6907329376         Rapid      80.00   80.00      584,000     6.750     20010801  20310701   360
6907506890         Rapid      79.66   79.66      480,400     6.875     20010801  20310701   360
6907576596       Standard     80.00   80.00      376,000     7.000     20010801  20310701   360
6908248732       Standard     80.00   80.00      383,200     7.000     20010801  20310701   360
6908361519       Standard     68.96   68.96    1,000,000     7.375     20010801  20310701   360
6908625640         Rapid      42.85   42.85      600,000     7.125     20010801  20310701   360
6910883435       Standard     72.41   72.41      525,000     6.500     20010801  20310701   360
6916159277         Rapid      70.00   70.00      329,000     7.375     20010801  20310701   360
6920236962       Standard     80.00   80.00      552,000     7.125     20010701  20310601   360
6921632631         Rapid      79.98   79.98      394,900     6.875     20010701  20310601   360
6921989759         Rapid      80.00   80.00      388,000     7.375     20010801  20310701   360
6922898199       Standard     95.00   95.00      391,875     7.625     20010801  20310701   360
6923113119         Rapid      79.99   79.99      306,000     7.125     20010701  20310601   360
6923473687       Standard     66.08   66.08      380,000     7.000     20010701  20310601   360
6924828798       Standard     82.75   82.75      360,000     6.750     20010701  20310601   360
6926516524       Standard     78.32   78.32      685,300     6.500     20010801  20310701   360
6930628703         Rapid      79.98   79.98      476,400     6.125     20010801  20310701   360
6930808636       Standard     80.00   80.00      752,000     7.375     20010801  20310701   360
6930812687         Rapid      80.00   80.00      436,000     7.125     20010801  20310701   360
6931705013         Rapid      67.05   67.05      570,000     7.000     20010801  20310701   360
6931891920         Rapid      80.00   79.93      492,000     7.125     20010701  20310601   360
6933075795         Rapid      80.00   79.93      348,000     6.750     20010701  20310601   360
6933255819       Standard     73.86   73.86      650,000     6.750     20010701  20310601   360
6936134128         Rapid      58.35   58.35      379,300     6.375     20010801  20310701   360
6938806574       Standard     79.99   79.99      355,750     7.000     20010801  20310701   360
6939352305         Rapid      79.30   79.30      456,000     7.125     20010801  20310701   360
6940174128       Standard     58.88   58.84      530,000     7.000     20010701  20310601   360
6946545826         Rapid      79.99   79.99      407,000     6.500     20010801  20310701   360
6949307802         Rapid      80.00   80.00      422,400     7.500     20010801  20310701   360
6950140530       Standard     80.00   79.93      536,000     7.250     20010701  20310601   360
6950194065         Rapid      69.72   69.72      380,000     6.500     20010801  20310701   360
6951672440       Standard     79.99   79.99      456,600     7.000     20010701  20310601   360
6952232574         Rapid      89.94   89.94      314,800     7.250     20010801  20310701   360
6953324032       Standard     80.00   80.00      396,000     7.500     20010801  20310701   360
6954779135         Rapid      46.15   46.11      600,000     7.000     20010701  20310601   360
6955134272       Standard     75.00   75.00      645,000     7.250     20010701  20310601   360
6958977271         Rapid      65.57   65.57    1,000,000     6.875     20010801  20310701   360
6959301240       Standard     75.00   75.00      300,000     6.875     20010801  20310701   360
6959435956       Standard     90.00   90.00      445,500     6.750     20010801  20310701   360
6960039920         Rapid      66.82   66.82      423,000     6.875     20010701  20310601   360
6961496426       Standard     75.00   75.00      375,000     6.750     20010701  20310601   360
6962108574         Rapid      67.60   67.55      480,000     7.500     20010701  20310601   360
6962581739       Standard     71.61   71.55      333,000     7.250     20010701  20310601   360
6963669905         Rapid      75.00   75.00      448,875     7.125     20010701  20310601   360
6964264169       Standard     78.50   78.50      337,550     7.125     20010801  20310701   360
6964591496       Standard     80.00   80.00      303,200     7.250     20010701  20310601   360
6965864082         Rapid      69.97   69.97      337,300     6.750     20010701  20310601   360
6966587021         Rapid      45.50   45.50      364,000     6.625     20010801  20310701   360
6968333143         Rapid      78.16   78.16      383,000     7.000     20010701  20310601   360
6968933462       Standard     75.00   75.00      472,500     6.875     20010801  20310701   360
6973405290       Standard     59.09   59.09      650,000     7.375     20010801  20310701   360
6974458835         Rapid      75.00   75.00      423,000     7.125     20010701  20310601   360
6974758937       Standard     74.50   74.50      458,200     7.250     20010801  20310701   360
6975399145       Standard     75.78   75.71      485,000     7.000     20010701  20310601   360
6976241973         Rapid      79.26   79.26      650,000     7.250     20010801  20310701   360
6976539236         Rapid      80.00   80.00      742,640     7.625     20010801  20310701   360
6978107842         Rapid      80.00   80.00      312,000     6.875     20010801  20310701   360
6979192496         Rapid      79.48   79.41      465,000     6.875     20010701  20310601   360
6979528954         Rapid      56.97   56.97      490,000     7.000     20010701  20310601   360
6979694525       Standard     76.39   76.33      366,700     6.875     20010701  20310601   360
6979890255       Standard     80.00   80.00      472,000     6.625     20010801  20310701   360
6981198564         Rapid      61.29   61.24      475,000     7.125     20010701  20310601   360
6982392679       Standard     60.46   60.46      650,000     6.750     20010701  20310601   360
6984120490         Rapid      54.76   54.76      649,000     6.875     20010701  20310601   360
6984383007       Standard     80.00   80.00      476,000     7.250     20010801  20310701   360
6984632312       Standard     50.69   50.65      400,000     6.875     20010701  20310601   360
6985908026       Standard     47.12   47.12      352,000     7.000     20010801  20310701   360
6986750856         Rapid      71.09   71.02      455,000     6.375     20010701  20310601   360
6986766530       Standard     80.00   80.00      340,000     6.375     20010801  20310701   360
6986957139         Rapid      75.00   75.00      412,500     7.375     20010801  20310701   360
6987112197         Rapid      80.00   80.00      343,200     7.250     20010701  20310601   360
6988902141       Standard     80.00   80.00      492,000     7.250     20010801  20310701   360
6989337297       Standard     79.99   79.92      709,000     7.125     20010701  20310601   360
6991097343         Rapid      80.00   80.00      528,000     7.375     20010801  20310701   360
6993685087         Rapid      66.28   66.28      350,000     7.375     20010801  20310701   360
6997725129         Rapid      75.00   75.00      300,000     6.625     20010701  20310601   360
6998767443       Standard     80.00   79.93      480,000     7.250     20010701  20310601   360
6999183749       Standard     49.60   49.49      496,000     7.250     20010701  20310601   360

BOAMS 2001-D
Mortgage Schedule

Loan Count:                                          1,063
Scheduled PB:                               500,842,327.80
Interest Rate W/A:                                   6.966
Unpaid PB W/A:                                  471,159.00
Remaining Term W/A:                                    359




   Loan        Monthly   Current   Remaining     Scheduled           PMI                  Appraisal         Sales
  Number         P&I     Due Date    Term            PB            Company        FICO       Value          Price
0029436482     2,794.27  20010701     358       419,309.45                         749      600,000            --
0029604907     2,465.07  20010701     359       389,647.43                         750      514,000            --
0029615879     3,326.52  20010701     358       499,065.27                         720      645,000       625,000
0029619871     2,428.36  20010701     358       364,399.87                         770      575,000            --
0029632452     1,728.93  20010801     358       280,265.75                         633      382,300            --
0029634862     4,029.59  20010801     359       699,251.66                         758      877,000       875,000
0029634912     2,071.25  20010701     359       331,692.50                         784      415,000       415,000
0029635828     2,647.91  20010801     359       397,673.76                         704      520,000            --
0029637493     2,439.83  20010801     358       370,774.18                         766      464,280       464,280
0029648458     2,756.55  20010701     358       424,266.10                         714      540,000            --
0029648953     2,585.58  20010801     359       403,443.73                         799      505,000       504,800
0029649001     2,154.73  20010801     359       327,724.44                         000      410,000       410,000
0029649027     2,641.25  20010801     358       396,347.25                         686      538,000       496,325
0029649266     2,205.74  20010701     358       339,490.75                         737      427,000       426,543
0029658861     2,102.45  20010801     359       336,687.86                         768      425,000            --
0029659448     2,907.51  20010801     358       459,166.06                         747      712,500       712,094
0029660529     3,050.69  20010801     358       446,500.18                         737      560,000       579,000
0029661162     3,521.71  20010701     359       549,514.75                         740    1,300,000            --
0029671062     2,350.52  20010701     359       362,087.98                         733      453,000            --
0029672458     2,270.09  20010701     359       349,698.66                         686      475,000            --
0029673985     2,857.13  20010801     360       483,000.00                         769      775,000       765,000
0029674017     2,617.27  20010801     359       408,389.37                         772      545,000       545,000
0029674108     2,886.27  20010701     359       444,616.86                         746      850,000            --
0029675238     1,896.20  20010701     358       299,456.13  Radian Guaranty Inc    704      325,000       325,000
0029675329     3,135.67  20010801     359       453,654.54                         649      590,000            --
0029675394     2,529.53  20010801     359       389,664.22                         000      500,000            --
0029676814     6,320.68  20010801     359       999,095.99                         780    1,530,000     1,505,000
0029678109     1,838.78  20010701     358       283,010.44  United Guaranty Res.   667      337,000       315,000
0029679669     3,891.59  20010801     359       599,483.41                         770    1,250,000     1,250,000
0029679842     2,561.24  20010701     358       399,292.24                         780      632,000       621,475
0029679859     2,918.73  20010801     358       443,551.34                         790      557,000       555,416
0029681285     2,244.07  20010701     358       341,024.38                         634      427,000            --
0029681855     2,730.54  20010801     358       431,216.80                         738      540,000       540,000
0029681939     2,244.80  20010801     359       345,802.01                         739      438,000       433,000
0029683935     2,694.48  20010801     359       404,668.02                         728      750,000       750,000
0029683950     4,354.58  20010701     359       645,833.12                         755      808,000       807,971
0029684776     2,561.24  20010701     359       399,647.09                         766      600,000       646,000
0029685708     2,151.45  20010801     360       336,000.00                         802      423,000       420,000
0029686029     3,731.36  20010701     359       567,522.81                         659      710,000            --
0029687324     2,791.76  20010801     359       435,607.08                         751      545,000       545,000
0029689445     2,248.34  20010701     359       341,962.47                         687      438,000       437,843
0029690526     1,970.79  20010801     359       299,647.96                         726      410,000            --
0029690856     3,284.64  20010801     360       500,000.00                         784      715,000            --
0029691896     2,533.18  20010801     360       376,000.00                         684      470,000            --
0029692795     2,355.55  20010701     359       345,030.64  United Guaranty Res.   664      365,000       363,500
0029692811     3,731.36  20010801     360       568,000.00                         730      720,000            --
0029693140     2,065.39  20010801     359       314,135.86                         779      393,000       393,000
0029693207     1,849.92  20010801     359       281,363.41                         734      352,000            --
0029693256     2,942.69  20010801     360       453,700.00                         694    1,050,000            --
0029697414     2,398.84  20010701     359       369,531.57                         704      935,000            --
0029697646     2,589.06  20010801     359       414,615.63                         727      800,000            --
0029697802     2,325.53  20010801     360       354,000.00                         777      442,500            --
0029698396     2,472.21  20010801     359       362,117.29                         742      453,000       453,000
0029700119     3,521.89  20010801     360       543,000.00                         667      680,000            --
0029700929     5,912.36  20010801     360       900,000.00                         790    1,550,000     1,500,000
0029701331     2,482.13  20010801     359       392,345.00                         744      500,000       490,900
0029705498     2,709.17  20010801     359       412,053.54                         761      520,000       515,500
0029705761     2,070.02  20010701     359       327,203.94                         778      508,000       507,500
0029707320     2,380.69  20010801     359       381,246.56                         759      490,000       480,000
0029707577     2,785.15  20010801     359       413,069.41                         757      525,000       524,409
0029707924     2,504.74  20010701     359       406,414.01                         737      509,000       508,536
0029710589     3,471.30  20010801     359       534,739.20                         715      669,000       669,000
0029711447     2,548.11  20010801     359       382,686.06                         767      685,000            --
0029711702     3,075.61  20010701     359       467,786.67  PMI Mortgage           687      520,200       520,200
0029711744     3,087.00  20010801     360       464,000.00                         703      600,000       580,000
0029711769     2,090.90  20010801     360       335,150.00                         686      419,000       418,989
0029712999     2,495.48  20010701     359       399,629.52                         795      504,000            --
0029719820     2,364.94  20010701     359       359,697.56  United Guaranty Res.   642      400,000            --
0029719861     4,087.60  20010801     359       598,732.57                         688      749,000       749,000
0029722444     2,422.51  20010801     359       373,178.43                         756      469,000       466,997
0029722790     4,324.47  20010801     360       650,000.00                         738      990,000       975,000
0029729290     2,480.58  20010701     359       372,544.38  Mortgage Guaranty      760      392,500       392,500
0029729530     2,783.28  20010701     359       407,681.72                         688      510,018       510,018
0029729852     2,218.78  20010801     359       324,996.27                         761      438,000       433,729
0029730322     1,995.91  20010801     359       299,754.09  GE Mortgage            725      340,000       333,370
0029731908     2,993.16  20010801     360       473,550.00                         783      595,000            --
0029734035     2,291.37  20010701     359       348,506.96                         749      536,000            --
0029734274     3,070.29  20010801     360       479,500.00                         727    1,100,000            --
0029734985     3,761.87  20010801     359       579,500.63                         702      725,000       725,000
0029737079     2,629.03  20010801     359       438,062.50                         757      625,000       608,500
0029741790     3,229.38  20010801     360       485,400.00                         698      675,000            --
0029742699     2,128.97  20010801     359       319,737.70                         785      430,000       430,000
0029745171     2,028.60  20010701     359       308,540.57                         718      386,000            --
0029745379     2,837.85  20010801     360       416,000.00                         675      530,000       520,000
0029746393     2,337.94  20010801     360       355,889.00  PMI Mortgage           764      387,500       387,300
0099034217     3,343.32  20010701     359       528,471.83                         695      662,000       661,206
0099035271     2,001.01  20010801     358       304,086.72                         768      381,000       380,763
0099041402     2,486.43  20010801     358       359,336.88                         709      450,000       450,000
0099043432     1,970.30  20010801     359       319,696.37                         739      450,000       450,000
0099049306     2,042.84  20010801     359       322,907.82                         702      404,000            --
0099049413     2,395.09  20010701     358       359,408.10                         753      450,000       505,000
0099049819     2,497.45  20010801     359       365,814.40                         801      463,000       462,732
0099049876     2,560.13  20010701     359       379,696.12                         649      475,000            --
0099050379     2,243.48  20010701     359       332,733.71  United Guaranty Res.   621      370,000       370,000
0099050387     2,859.67  20010701     358       440,138.65                         644      551,500       551,138
0099050577     2,146.93  20010701     359       322,435.49  United Guaranty Res.   620      340,000       339,690
0099051484     3,547.32  20010701     359       519,594.35                         659      855,000            --
0099052383     2,528.15  20010701     358       379,375.22                         744      475,000       475,000
0099053431     2,872.12  20010701     359       453,989.21                         693      570,000       568,015
0099053969     3,120.41  20010701     359       474,600.94                         677      745,000            --
0099054215     2,497.10  20010801     359       384,668.53                         725      522,000            --
0099054835     2,379.09  20010801     359       348,477.94                         757      465,000            --
0099055394     1,996.39  20010801     359       319,703.61                         804      456,000            --
0099055410     2,580.64  20010801     359       397,537.44                         710      500,000            --
0099055592     2,002.32  20010701     359       304,543.93                         748      381,000       381,000
0099055642     2,414.06  20010801     359       386,591.61  Triad Guaranty Res.    701      430,000       429,960
0099055741     2,171.07  20010701     359       347,677.68                         755      557,000            --
0099056368     2,270.09  20010701     359       349,698.66                         763      600,000            --
0099056657     2,083.30  20010701     359       329,302.03                         702      415,000       415,000
0099057119     2,347.19  20010801     359       352,508.00                         726      441,000       441,000
0099059065     1,847.15  20010701     359       299,715.35                         786      432,000       422,706
0099061046     2,728.71  20010801     359       399,687.96  Mortgage Guaranty      778      430,000       427,148
0099062721     2,913.41  20010801     359       454,011.98                         782      710,000            --
0099062960     4,547.60  20010701     359       674,460.21                         772      850,000            --
0099063174     4,137.98  20010701     359       613,708.83                         727      775,000       771,852
0099063877     2,644.17  20010801     359       446,544.27                         676      710,000            --
0099063893     4,379.17  20010701     359       649,480.21                         763      850,000       850,000
0099065336     2,700.19  20010701     359       426,813.81                         727      850,000            --
0099067969     2,264.90  20010801     360       349,200.00                         704      436,500       436,500
0099068843     3,007.67  20010701     359       494,518.89                         747      685,000       660,000
0099069064     3,725.69  20010801     360       560,000.00                         725    1,100,000            --
6000076734     3,991.82  20010801     360       600,000.00                         778    1,410,000            --
6002289038     2,561.97  20010801     360       395,000.00                         782    1,800,000            --
6002341607     6,240.83  20010701     359       949,201.88                         685    2,500,000            --
6003869838     4,379.18  20010801     359       649,480.20                         703      813,000            --
6004003700     2,728.71  20010801     360       400,000.00  Republic Mortgage      769      425,000       425,000
6004400468     4,028.84  20010701     359       597,521.79                         756      870,000            --
6005083131     3,406.85  20010701     359       538,512.73                         744      880,000            --
6005305997     2,841.18  20010801     359       426,699.94                         746      630,000            --
6006991431     3,020.61  20010801     359       431,679.39                         677      550,000            --
6007723163     3,591.52  20010801     359       519,604.31                         626      650,000            --
6007804427     3,675.39  20010801     360       574,000.00                         733      718,000       717,500
6007957704     3,810.19  20010801     360       580,000.00                         665      875,000            --
6009128106     3,271.51  20010701     359       497,581.62                         742      784,000            --
6010014782     5,389.75  20010801     359       799,360.25                         795    1,175,000     1,165,000
6011647101     2,401.27  20010801     360       352,000.00                         730      440,000       440,000
6012010309     2,388.60  20010801     359       363,294.53                         656      455,000       454,500
6012040389     2,062.44  20010801     359       309,745.89                         783      420,000            --
6013245573     2,075.06  20010801     359       307,753.69                         627      395,000            --
6014224270     2,844.31  20010801     359       449,593.19                         787    1,295,000     1,295,000
6017298073     3,914.55  20010801     359       610,810.61                         740      790,000            --
6017994044     3,108.04  20010801     360       450,000.00                         728      675,000            --
6018510799     4,324.47  20010801     359       649,467.20                         745    1,300,000            --
6019258703     2,313.77  20010801     360       335,000.00                         749      546,000            --
6019542908     2,688.14  20010801     360       399,000.00  Republic Mortgage      683      420,000       420,000
6021221046     3,691.86  20010701     359       527,608.14                         769      660,000       660,000
6021650707     2,599.59  20010801     360       400,800.00                         720      501,000       501,000
6022342643     3,582.07  20010801     360       500,000.00                         813      755,000       749,000
6023165183     1,940.31  20010801     360       288,000.00                         742      522,000            --
6024968692     3,692.43  20010801     360       555,000.00                         701      740,000            --
6025331676     2,417.37  20010701     359       349,733.67                         632      470,000            --
6026583804     3,093.66  20010801     360       465,000.00                         736      700,000            --
6027151759     3,592.64  20010801     359       539,557.36                         786      785,000            --
6028730445     3,178.74  20010801     360       477,788.00                         690      600,000            --
6031450528     2,177.51  20010801     360       319,200.00                         781      399,000       399,000
6031701920     4,712.69  20010801     360       736,000.00                         677      920,000       920,000
6033570869     3,369.96  20010801     359       493,614.62  Republic Mortgage      602      549,000       549,000
6033640936     3,021.88  20010701     359       459,613.54                         758      575,000       575,000
6033664944     2,262.03  20010801     359       339,721.30                         693      425,000       425,000
6033707248     3,941.58  20010801     360       600,000.00                         773      950,000            --
6033748143     6,649.61  20010801     360       987,000.00                         767    1,475,000            --
6034241395     3,166.48  20010801     360       470,000.00                         764      900,000            --
6034987567     4,662.06  20010801     359       674,486.38                         720      920,000       869,900
6035359295     2,719.84  20010801     360       398,700.00  Mortgage Guaranty      577      445,000       443,000
6037941827     3,752.31  20010801     360       564,000.00                         760      720,000            --
6038997885     3,326.52  20010801     360       500,000.00                         664      625,000            --
6039602161     3,563.89  20010701     359       515,607.36                         728      645,000            --
6040004589     5,116.33  20010801     359       749,414.92                         687      970,000       965,000
6040120716     3,326.52  20010801     360       500,000.00                         710      850,000            --
6040371046     3,124.72  20010801     359       487,569.45                         795      610,000       610,000
6041410033     2,594.40  20010701     359       399,655.60                         723      500,000            --
6041603066     2,502.87  20010701     359       375,891.63  Republic Mortgage      732      396,000       396,000
6041665305     3,999.04  20010801     360       565,000.00                         659      875,000            --
6042238649     3,301.23  20010801     360       490,000.00                         747      700,000       700,000
6042507696     3,841.31  20010701     359       623,283.04                         737      780,000       779,844
6043485389     6,569.29  20010701     359       999,159.88                         735    1,500,000     1,499,000
6043652319     2,167.87  20010701     359       329,722.76                         735      440,000            --
6043732665     2,483.13  20010801     360       364,000.00                         766      455,000       455,000
6043897443     3,725.09  20010801     359       604,425.95                         775      905,000       905,000
6044287156     2,428.36  20010801     360       365,000.00                         717      680,000            --
6045867501     2,259.84  20010701     359       343,710.99                         725      430,000       430,000
6046227796     2,788.95  20010801     359       418,856.38                         749      524,000       524,000
6048706177     2,623.09  20010801     359       414,624.83                         702      610,000            --
6048747676     4,489.39  20010801     360       650,000.00                         713      880,000       880,000
6050861985     2,490.96  20010801     360       356,250.00  Mortgage Guaranty      764      375,000       375,000
6051492467     2,146.28  20010801     359       310,513.54                         647      390,270       390,270
6051640578     4,022.10  20010701     359       596,522.59                         793    1,675,000            --
6053518780     2,892.43  20010801     359       423,669.24                         728      530,000       530,000
6053823461     4,898.38  20010701     359       764,325.06                         769    1,200,000            --
6054441602     5,327.70  20010801     360       811,000.00                         773    1,400,000            --
6054444028     3,232.36  20010801     359       467,643.89                         674      725,000            --
6054446403     2,599.86  20010801     360       362,900.00  Republic Mortgage      661      382,000       382,000
6055261538     2,860.81  20010801     360       430,000.00                         773      650,000            --
6057632751     3,033.78  20010801     359       455,626.22                         765      570,000            --
6058543502     2,123.57  20010801     360       315,200.00                         738      394,000       394,000
6058719391     1,962.65  20010801     360       295,000.00                         661      385,000            --
6059436037     2,460.54  20010801     360       356,250.00                         687      475,000            --
6060670848     3,616.92  20010801     360       543,650.00                         697    1,300,000            --
6061050321     3,148.62  20010801     359       433,951.15                         796      650,000       579,000
6061935059     2,155.90  20010701     359       319,744.10                         618      835,000            --
6063181926     1,945.80  20010801     360       300,000.00                         712      815,000            --
6064114496     2,886.15  20010801     360       475,000.00                         762      700,000       700,000
6065066893     3,659.17  20010801     360       550,000.00                         770      695,000            --
6066952984     2,919.04  20010801     360       427,900.00                         791      700,000            --
6068221099     3,214.37  20010801     360       502,000.00                         687      650,000            --
6070064800     2,786.94  20010801     360       393,750.00                         771      575,000            --
6071151267     4,270.04  20010801     360       650,000.00                         680    1,175,000     1,112,305
6071702820     3,038.98  20010801     360       440,000.00                         715      550,000       550,000
6073182500     2,180.53  20010801     360       327,750.00  GE Mortgage            647      345,000       345,000
6073396332     4,030.78  20010801     360       583,600.00                         711      730,000            --
6073998186     2,754.36  20010801     359       413,660.64                         680      660,000            --
6075418779     2,592.27  20010801     359       379,703.56                         737      510,000       475,000
6076116398     1,970.79  20010701     359       299,747.96                         762      600,000       600,000
6077184502     2,198.77  20010801     360       310,650.00  United Guaranty Res.   696      327,000       327,000
6077426465     5,470.45  20010701     359       821,576.01                         757    2,540,000            --
6077778691     2,161.68  20010801     359       341,690.82  GE Mortgage            697      360,000       360,000
6077947866     2,645.29  20010701     359       382,708.56                         658      511,000            --
6078045702     2,192.27  20010801     360       338,000.00  Republic Mortgage      720      390,500       385,000
6079442494     4,429.53  20010701     359       633,029.85                         680      948,000       905,000
6079540727     6,165.17  20010801     359       903,044.99                         666    1,205,000            --
6083383544     4,244.43  20010801     360       630,000.00                         713      900,000            --
6084091708     3,410.89  20010701     359       499,609.94                         765      675,000       675,000
6085688858     3,583.23  20010701     359       518,405.23                         709      725,000            --
6088617573     2,592.27  20010801     360       380,000.00                         693      475,000       475,000
6089629858     3,515.41  20010701     359       541,533.34                         785    1,075,000            --
6090618569     2,299.26  20010701     359       349,705.95                         645      475,000            --
6092395059     3,094.03  20010701     359       442,171.59                         706      590,000       590,000
6094297261     2,892.43  20010801     360       424,000.00                         681      530,000       530,000
6094611271     6,405.06  20010801     359       974,180.88                         746    1,500,000            --
6094633556     2,810.57  20010801     360       412,000.00                         728      515,000       515,000
6094653158     2,835.23  20010801     359       410,187.63                         623      670,000            --
6103303027     2,850.59  20010801     359       438,082.54                         682      915,000            --
6103687874     2,265.03  20010801     360       340,450.00                         762      430,000            --
6103940851     2,081.80  20010701     359       308,752.89                         749      535,000            --
6106112912     3,073.70  20010801     359       461,621.30                         737      680,000            --
6106912576     4,434.15  20010701     359       649,492.93                         655    1,055,000     1,055,000
6108062818     3,537.03  20010701     359       524,580.16                         771      700,000       700,000
6108424976     5,185.48  20010801     359       714,676.82                         752      894,000       893,961
6108476042     3,502.43  20010701     359       539,535.07                         685      675,000            --
6108969699     2,612.47  20010801     360       408,000.00                         788      510,000            --
6109047727     3,885.37  20010701     359       583,521.30                         776      738,000            --
6109056371     2,257.13  20010801     359       347,700.37                         736      685,000            --
6109800190     3,902.05  20010801     360       572,000.00                         801      715,000       714,996
6109974045     3,153.26  20010801     359       479,550.00                         772      640,000            --
6111843618     2,101.46  20010801     360       324,000.00                         696      405,000       405,000
6112559494     3,705.08  20010701     359       563,526.17                         719      725,000       705,000
6112578817     2,010.21  20010701     359       305,742.92                         745      475,000            --
6113339169     4,775.24  20010801     360       700,000.00                         759      880,000       880,000
6113845074     2,193.88  20010801     360       321,600.00                         714      405,000       402,000
6114630251     3,193.46  20010801     360       480,000.00                         759      610,000       600,000
6114882704     4,324.47  20010701     359       649,467.20                         673    1,450,000            --
6114979815     3,340.79  20010801     360       472,000.00                         800      590,000       590,000
6115427053     3,179.54  20010801     360       484,000.00                         689      605,000            --
6115963347     2,794.28  20010701     359       419,655.72                         755      525,000       525,000
6116160265     3,907.57  20010801     360       580,000.00                         633      725,000            --
6118559852     4,598.51  20010801     360       700,000.00                         782    5,500,000            --
6120751976     3,795.60  20010701     359       584,696.15                         671      732,000       731,500
6121330895     2,626.38  20010701     359       384,699.66                         709      560,000            --
6122597401     2,616.83  20010701     359       383,300.75                         718      480,000       479,500
6123895333     3,410.89  20010701     359       499,609.94                         649      700,000            --
6127364336     3,341.65  20010801     360       496,000.00                         706      620,000       660,000
6128204168     2,261.99  20010801     359       348,449.73                         729      465,000            --
6129232259     2,737.24  20010801     356       399,986.53                         674      535,000            --
6129439557     1,953.91  20010701     359       300,990.62                         770      658,000            --
6129439599     2,888.52  20010801     359       462,571.17                         774      635,000            --
6130304121     2,259.84  20010801     360       344,000.00                         723      435,500       430,000
6130577775     3,547.42  20010701     359       539,546.33                         789      675,000       675,000
6130804815     3,811.85  20010801     359       610,434.09                         000      820,000       814,900
6131562008     3,205.82  20010701     359       487,590.01                         751      610,000            --
6131843838     2,230.53  20010701     359       343,603.91                         687      430,000       429,900
6132497774     4,848.54  20010801     360       702,000.00                         742    1,400,000            --
6133925674     2,097.65  20010801     359       299,777.35                         756      395,000       375,000
6135489570     5,912.36  20010701     359       899,243.89                         715    1,725,000            --
6136744924     3,274.45  20010701     359       479,625.55                         753      640,000            --
6136968697     2,268.69  20010801     359       340,720.48                         730      492,000            --
6137589732     2,592.27  20010801     360       380,000.00                         745      915,000            --
6137822034     3,634.40  20010701     359       574,480.18                         704      825,000            --
6137939663     4,270.04  20010801     360       650,000.00                         763      820,000       820,000
6140585354     2,640.86  20010701     359       401,662.27                         773      640,000            --
6140636405     1,964.67  20010801     360       288,000.00                         697      360,000       360,000
6141985702     2,532.24  20010701     359       370,910.43                         624      495,000            --
6142630885     2,264.83  20010801     359       331,741.00                         726      415,000       415,000
6143326020     5,821.40  20010801     360       875,000.00                         756    1,250,000            --
6144489876     1,822.91  20010801     360       281,053.00                         772      365,000       351,319
6144752315     2,133.31  20010801     360       312,720.00                         782      391,000       390,900
6144780985     2,725.30  20010801     360       399,500.00                         712      535,000            --
6145194855     4,989.77  20010801     360       750,000.00                         668      960,000            --
6146990947     3,363.13  20010801     359       492,615.41                         704      616,950       616,950
6147502485     2,360.71  20010701     359       350,119.79                         799      438,000       438,000
6147543083     4,989.77  20010701     359       749,385.23                         806      965,000       965,000
6147872250     3,297.53  20010701     359       549,452.47                         684      712,000       717,777
6148280685     3,260.81  20010701     359       477,627.11                         681      645,000            --
6151938203     4,379.18  20010901     359       649,480.20                         766    1,586,000            --
6152486855     2,680.27  20010801     360       408,000.00                         806      510,000       510,000
6154009465     3,410.89  20010801     359       499,609.94                         721      625,000            --
6154021072     2,627.72  20010701     359       399,663.95                         745      508,000        501,171
6155936104     2,335.78  20010701     359       342,132.89                         731      428,000            --
6158296175     3,699.09  20010801     360       556,000.00                         746      750,000       695,000
6159873592     2,594.40  20010801     360       400,000.00                         774      600,000       590,000
6161497851     1,945.80  20010801     360       300,000.00                         731      375,000       375,000
6161734659     2,832.43  20010801     360       436,700.00                         791    1,000,000            --
6162703976     4,591.44  20010701     359       796,747.31                         683      997,500       997,000
6164096403     4,990.96  20010801     359       799,259.04                         784    1,375,000     1,350,000
6165051100     2,351.30  20010801     360       372,000.00                         739      466,000       465,000
6166395860     2,350.24  20010801     359       391,609.76                         767      625,000            --
6167536504     2,223.28  20010801     360       330,000.00                         656      440,000            --
6167863247     4,324.47  20010801     359       649,467.20                         700      895,000       895,000
6168408166     2,326.23  20010801     360       341,000.00                         776      525,000            --
6168421318     2,679.82  20010701     359       387,704.76                         726      485,000            --
6172374115     4,191.41  20010701     359       629,483.59                         629    1,950,000            --
6175235081     4,618.02  20010801     360       712,000.00                         739    1,200,000            --
6175690772     2,890.49  20010801     359       439,630.34                         764      550,000       550,000
6176243282     1,859.47  20010801     359       290,143.78                         662      363,000       363,000
6176579719     3,435.97  20010701     359       509,592.16                         622      745,000            --
6177387146     4,036.93  20010801     360       599,200.00                         737      749,000       749,000
6179246738     3,188.75  20010801     360       498,000.00                         720      795,000            --
6181463271     2,553.56  20010701     359       403,634.77                         676      525,000            --
6183193967     2,661.21  20010801     360       400,000.00                         691      550,000            --
6188354143     2,043.09  20010801     360       315,000.00  GE Mortgage            769      351,000       352,500
6188710914     5,116.33  20010801     360       750,000.00                         711    1,150,000            --
6189085019     2,580.11  20010801     359       368,726.14  Mortgage Guaranty      701      410,000       410,000
6190531977     2,534.78  20010701     359       366,720.74                         757      510,000            --
6192802764     3,599.97  20010801     359       547,539.61                         746      685,000       685,000
6193586333     6,737.19  20010801     360     1,000,000.00                         733    1,750,000     1,750,000
6194181068     5,052.89  20010701     359       749,400.24                         580    2,975,000            --
6194369382     3,473.22  20010701     359       549,003.24                         710      785,000            --
6194485485     3,322.20  20010801     359       486,620.09                         720      625,000            --
6195736563     5,012.47  20010801     360       744,000.00                         773      950,000       930,000
6198237312     5,046.16  20010801     360       749,000.00                         771    1,070,000            --
6198237486     2,440.99  20010701     359       412,229.28  Mortgage Guaranty      658      495,000       458,500
6199296408     3,150.34  20010801     359       491,565.91                         732      755,000            --
6200772751     3,868.00  20010701     359       619,425.75                         782      775,000       775,000
6203261745     4,820.92  20010701     359       697,468.87                         772      875,000       872,500
6204123241     2,647.51  20010801     360       369,550.00  Mortgage Guaranty      719      389,000       389,000
6204488768     3,001.58  20010701     359       439,656.75                         785      550,000       550,000
6205632851     2,923.34  20010801     359       444,626.14                         738      750,000            --
6205918292     5,413.10  20010701     359       823,307.73                         755    1,535,000            --
6206812924     3,941.58  20010801     360       600,000.00                         767    1,150,000            --
6207048544     3,138.02  20010701     359       459,641.15                         753      750,000            --
6208149796     2,660.57  20010801     359       404,659.74                         736      525,000            --
6208218849     2,811.66  20010801     360       428,000.00  GE Mortgage            736      480,000            --
6209126231     1,995.91  20010801     360       300,000.00                         739      605,000       605,000
6210118813     2,189.59  20010701     359       324,740.10                         778      630,000            --
6211861692     4,379.18  20010701     359       649,480.20                         727      890,000            --
6212123555     3,573.87  20010801     299       499,394.88                         662      640,000       633,500
6212603804     2,634.60  20010701     359       395,675.40                         758      571,000       571,000
6213441139     3,159.83  20010801     360       481,000.00                         783    1,300,000            --
6213710970     4,282.19  20010801     360       620,000.00                         756      775,000       775,000
6214518893     2,279.51  20010801     359       355,685.91                         731      445,000       445,000
6214562586     2,371.49  20010801     360       352,000.00                         752      445,000       440,000
6216054681     3,326.52  20010801     359       499,590.15                         000      850,000       849,000
6216712734     6,821.77  20010701     359       999,219.90                         722    2,000,000     2,000,000
6217184156     2,528.28  20010801     359       399,638.39                         782      535,000            --
6217280764     2,529.54  20010801     360       390,000.00                         779      515,000       515,000
6218029509     3,411.94  20010801     359       493,543.51                         738      760,000            --
6218831193     2,078.53  20010701     359       316,134.18                         715      452,000            --
6219284400     4,989.77  20010701     359       749,385.23                         738      982,500       982,500
6220218181     4,195.39  20010801     360       615,000.00                         736      820,000            --
6223264125     3,424.60  20010801     359       527,545.40                         727      710,000            --
6224869997     4,057.02  20010801     359       633,040.98                         762      792,000       792,000
6225128583     6,096.83  20010801     359       939,190.67                         769    2,750,000            --
6225290276     4,270.04  20010801     359       649,453.92                         770      835,000            --
6225671061     2,627.72  20010801     360       400,000.00                         677      630,000            --
6226622113     3,343.77  20010801     359       508,572.38                         707      930,000            --
6226968979     5,317.57  20010801     360       779,500.00                         541    1,200,000            --
6228292642     2,391.71  20010801     360       355,000.00                         790      700,000            --
6228569775     2,401.27  20010801     360       352,000.00                         734      440,000       440,000
6228665763     3,972.77  20010801     360       575,200.00                         656      719,000       719,000
6229294522     4,144.06  20010801     359       599,543.44                         796    2,000,000            --
6232373875     3,054.72  20010801     359       464,609.34                         755      830,000            --
6233116851     3,410.89  20010801     360       500,000.00                         760      625,000       625,000
6233612198     3,678.81  20010701     359       559,529.52                         740      800,000            --
6234006242     2,890.49  20010801     360       440,000.00                         755    1,300,000            --
6234889274     2,312.39  20010701     359       351,704.28                         791      440,000       440,000
6235079883     6,249.44  20010701     359       975,138.89                         714    3,900,000            --
6237070294     1,794.46  20010801     359       299,002.04                         788      475,000            --
6238066754     3,041.93  20010801     360       469,000.00                         750      700,000            --
6238284944     2,794.28  20010701     359       419,655.72                         729      600,000            --
6239288399     2,224.88  20010801     359       351,681.79                         648      440,000       440,000
6239676262     2,528.15  20010801     359       379,688.52                         640      475,000            --
6240035672     2,526.79  20010801     360       370,400.00                         726      463,000       463,000
6240195559     4,280.48  20010801     360       635,350.00                         760      810,000       794,199
6241325015     6,043.41  20010801     360       875,000.00                         768    1,250,000     1,250,000
6242242060     2,189.59  20010801     360       325,000.00                         654      754,000            --
6242578620     5,995.51  20010801     360     1,000,000.00                         760    1,850,000            --
6243302467     3,678.81  20010701     359       559,529.52                         747      700,000       700,000
6243565857     2,727.75  20010801     359       409,663.92                         716      550,000            --
6243617914     4,306.41  20010801     359       638,688.84                         745      799,000       799,000
6243723423     2,380.98  20010801     359       407,574.02                         762      510,000       510,000
6244389240     2,128.45  20010801     360       324,000.00                         756      453,000            --
6245576951     2,095.27  20010701     359       310,751.29                         741      442,000            --
6245620031     2,362.04  20010701     359       373,361.16                         747      502,000       467,124
6245771263     3,479.10  20010801     360       510,000.00                         724      730,000            --
6248129808     3,768.18  20010801     360       604,000.00                         784      755,000       755,000
6248236934     3,739.01  20010801     360       562,000.00                         778    1,000,000            --
6248877810     2,324.33  20010801     360       345,000.00                         798      495,000       495,000
6261414830     2,517.53  20010801     360       360,050.00  Republic Mortgage      759      379,000       379,000
6261972902     4,162.03  20010801     359       649,426.51                         773      950,000       950,000
6263630755     3,978.46  20010801     360       583,200.00                         783      730,000       729,000
6264751675     6,220.58  20010701     359       934,233.59                         720    1,363,000            --
6265970811     2,926.54  20010801     359       428,665.34                         744    1,100,000            --
6266856951     3,038.98  20010801     360       440,000.00                         771      750,000       750,000
6269720378     3,547.51  20010801     360       546,950.00                         665      684,000       683,727
6272556801     2,728.71  20010801     360       400,000.00                         797      535,000       535,000
6273233889     3,418.85  20010901     360       495,000.00                         679      660,000            --
6273453800     2,387.62  20010801     359       349,726.96                         769      462,000       457,500
6273989332     2,772.99  20010801     359       416,458.34                         771      525,000       521,000
6274592929     2,981.21  20010701     359       442,146.13                         734      600,000            --
6274904231     1,933.90  20010701     359       279,786.93                         668      350,000            --
6276010631     3,114.30  20010801     360       440,000.00                         769      795,000       795,000
6276765192     2,638.09  20010701     359       411,636.49                         744      600,000            --
6277715931     6,440.93  20010701     359       909,341.36                         711    1,300,000     1,300,000
6280415099     3,705.46  20010801     359       549,560.17                         677    1,050,000            --
6281766201     2,233.56  20010801     360       340,000.00                         779      503,000            --
6281793692     4,270.04  20010801     360       650,000.00                         762      816,400       816,400
6282101614     2,268.24  20010701     359       332,240.61                         673      450,000            --
6282264172     5,558.45  20010801     360       794,956.00                         768    1,175,000            --
6282846036     2,351.28  20010701     359       348,720.91                         789      500,000       499,000
6283243423     2,459.55  20010801     359       374,085.45                         721      468,000       468,000
6283358502     3,080.25  20010701     359       456,834.38                         730      575,000       571,510
6283492178     3,410.89  20010801     360       500,000.00                         738      625,000            --
6286437964     3,938.60  20010701     359       591,514.73                         780      772,000       740,000
6286781361     2,659.26  20010701     359       409,646.99                         729      700,000            --
6287750654     2,874.11  20010801     359       431,645.89                         794      625,000            --
6288073957     2,432.25  20010901     359       374,677.13                         731      480,000            --
6291167317     2,387.62  20010801     360       350,000.00                         776      600,000       600,000
6291302724     3,284.65  20010801     360       500,000.00                         716      645,000       625,000
6291445531     3,715.05  20010701     359       557,942.28                         760      698,000       698,000
6291459805     5,912.18  20010701     359       855,348.65                         712    2,000,000            --
6294287906     7,020.84  20010701     359       979,308.33                         589    1,400,000     1,400,000
6294945636     3,173.50  20010701     359       476,609.00                         733      600,000       596,303
6295879354     2,182.97  20010801     359       319,750.36                         786      480,000            --
6296279182     2,664.01  20010801     360       381,000.00                         738      480,000            --
6297254978     2,287.89  20010801     360       348,270.00  GE Mortgage            743      430,000            --
6297933944     3,510.66  20010801     359       495,641.01                         668      620,000       620,000
6298094068     2,377.84  20010701     359       375,859.91                         629      495,000       495,000
6298194876     3,792.91  20010801     360       556,000.00                         774      750,000            --
6299015815     2,161.30  20010701     359       328,723.60                         773      470,000       470,000
6300232037     3,138.02  20010701     359       459,641.15                         766      655,000            --
6302648495     2,480.24  20010801     359       382,070.76                         718      478,000       478,000
6304195479     2,338.66  20010801     359       369,665.51                         760      540,000            --
6304971853     4,045.04  20010801     359       607,501.63                         772      760,000       760,000
6307187705     5,821.40  20010801     359       874,104.17                         740    1,300,000            --
6308766713     2,032.28  20010701     359       301,408.77                         640      378,000        377,113
6308937462     3,798.72  20010801     360       550,000.00                         795      860,000            --
6310392490     2,663.70  20010701     359       415,632.97                         761      520,000            --
6311148404     2,420.66  20010801     359       341,696.60  Republic Mortgage      687      360,000       360,000
6311880584     2,728.71  20010801     360       400,000.00  United Guaranty Res.   691      435,000       430,308
6312884262     3,076.62  20010801     360       451,000.00                         784      695,000            --
6316995577     2,561.25  20010801     359       399,647.08                         774    1,950,000            --
6320785766     3,496.16  20010701     359       512,100.19                         632      735,000            --
6321334481     2,701.93  20010801     360       391,200.00                         693      489,000       489,000
6321902428     4,042.32  20010801     360       600,000.00                         742      835,000            --
6322468429     1,966.83  20010801     360       303,243.00                         740      390,000       379,054
6322521433     6,569.29  20010701     359       999,159.88                         700    2,750,000            --
6322711315     2,634.29  20010801     360       401,000.00                         773      675,000            --
6322795888     2,810.24  20010701     359       422,053.76                         727      560,000            --
6322949485     2,123.75  20010801     360       336,000.00                         732      785,000            --
6323116605     2,545.15  20010701     359       363,729.85                         640      455,000       455,000
6324591251     2,228.77  20010701     359       334,725.40                         758      475,000            --
6325147988     3,159.74  20010801     360       469,000.00                         755      590,000            --
6328820987     3,007.17  20010701     359       451,629.50                         737      695,000            --
6329100389     3,591.52  20010801     360       520,000.00                         783      685,000       650,000
6329979303     2,391.23  20010801     360       364,000.00                         768      455,000       455,000
6330398816     2,358.02  20010801     360       350,000.00                         784      475,000       550,000
6330570901     5,052.89  20010801     360       750,000.00                         718      945,000       942,000
6333108071     2,391.72  20010701     359       350,326.49                         753      550,000            --
6334104749     2,664.12  20010801     360       444,352.00                         776      555,500       555,440
6335751621     3,492.75  20010701     359       511,600.58                         727      750,000            --
6335965098     4,324.47  20010801     360       650,000.00                         781      952,000       952,000
6336079691     2,395.09  20010801     356       358,809.28                         734      450,000       450,000
6337341272     2,964.37  20010801     360       440,000.00                         672      615,000            --
6337934068     2,301.43  20010801     360       341,600.00                         767      427,000       427,000
6338116269     2,162.24  20010801     359       324,733.59                         677      490,000            --
6338126508     2,884.76  20010801     359       433,244.57                         748      542,000            --
6338694687     3,179.96  20010801     359       471,622.54                         687      590,000            --
6338812578     2,196.44  20010701     359       347,185.85                         739      510,000            --
6344065518     3,476.38  20010801     360       550,000.00                         759    1,250,000            --
6344698250     4,926.97  20010801     359       749,369.91                         788    1,000,000     1,000,000
6345014176     2,512.76  20010801     360       382,500.00                         735      510,000            --
6348090587     1,798.66  20010801     360       300,000.00                         728      400,000       400,000
6349193935     4,657.12  20010801     360       700,000.00                         733    1,050,000            --
6351293045     2,307.05  20010801     359       364,670.03                         779      580,000            --
6351799231     2,844.31  20010801     359       449,593.19                         777      720,000       720,000
6351996829     2,721.08  20010801     360       460,000.00                         743      640,000       640,000
6353289850     2,099.66  20010801     360       304,000.00                         613      400,000            --
6353541300     3,416.03  20010801     360       520,000.00                         779      650,000       650,000
6354947886     2,207.29  20010801     360       336,000.00                         746      433,000       420,000
6356470705     2,235.42  20010801     360       336,000.00                         733      420,000       420,000
6356483971     3,581.02  20010801     359       573,468.36                         696      870,000            --
6356663366     2,687.83  20010801     359       403,668.84                         773      505,000            --
6357636742     3,205.82  20010801     359       487,590.01                         752      610,000            --
6357960761     2,212.24  20010801     360       350,000.00                         737      740,000       740,000
6361050179     3,161.92  20010701     359       487,080.27                         660      650,000            --
6361357251     3,326.52  20010801     360       500,000.00                         741      625,000       625,000
6361364414     4,345.49  20010801     359       644,484.20                         767      925,000            --
6362850247     2,102.01  20010701     359       311,750.49                         759      395,000            --
6363770840     4,989.77  20010801     360       750,000.00                         659    1,200,000            --
6365942355     2,394.92  20010801     360       346,750.00  Mortgage Guaranty      748      366,000       365,000
6366270962     3,308.56  20010801     360       485,000.00                         652      610,000       610,000
6367040885     4,108.45  20010801     359       649,412.38                         757      930,000            --
6367567564     3,971.54  20010701     359       567,578.46                         748      710,000            --
6367901185     3,958.55  20010801     360       595,000.00                         748      750,000            --
6369519001     2,049.00  20010801     359       319,717.67                         651      400,000       400,000
6371296481     3,547.32  20010801     359       519,594.35                         780      650,000            --
6371361871     3,431.09  20010801     360       529,000.00                         711      890,000            --
6371732170     3,284.65  20010701     359       499,579.93                         737      775,000            --
6373032504     1,798.66  20010701     359       299,701.34                         725      375,000       375,000
6373034708     2,852.87  20010801     360       418,200.00                         770      615,000            --
6373684932     6,821.77  20010801     360     1,000,000.00                         768    1,400,000     1,400,000
6373730545     3,361.64  20010701     359       524,536.80                         769      775,000            --
6373758736     2,981.46  20010801     360       426,400.00                         722      535,000       533,000
6375445142     2,364.95  20010801     359       359,636.39                         765      520,000            --
6375731673     2,681.17  20010801     360       403,000.00                         626      795,000            --
6376282643     2,980.56  20010801     360       448,000.00                         727      655,000            --
6376690043     3,858.76  20010701     359       579,524.57                         742      860,000            --
6376743727     2,788.98  20010701     359       429,629.77                         693      700,000            --
6377669152     6,821.77  20010801     360     1,000,000.00                         777    2,440,000            --
6377938136     2,421.73  20010701     359       354,723.06                         729      575,000            --
6378459504     2,237.54  20010801     359       327,744.13                         698      438,000            --
6378700162     2,622.63  20010801     359       393,795.14  United Guaranty Res.   737      415,000       415,000
6378752429     3,326.52  20010801     359       499,590.15                         735      625,000       625,000
6379850743     4,224.06  20010801     360       643,000.00                         684      885,000            --
6381607800     2,694.88  20010801     359       399,680.12                         792      750,000            --
6381968558     2,933.19  20010801     359       446,124.88                         764      590,000            --
6382411228     4,988.42  20010801     359       730,679.55                         735      975,000     1,014,387
6382457148     4,253.62  20010801     360       647,500.00                         657      925,000            --
6384983083     2,675.02  20010801     360       407,200.00                         777      509,000       509,000
6385816720     2,594.40  20010801     359       399,655.60                         762      540,000       540,000
6386012584     3,437.63  20010801     360       503,920.00                         757      640,000       629,900
6386299652     2,495.48  20010801     360       400,000.00                         661      500,000       500,000
6387124776     4,038.83  20010801     360       592,050.00                         741      741,000       740,083
6387654541     3,596.44  20010701     359       526,788.73                         746      659,000       659,000
6388013200     2,334.96  20010801     360       360,000.00                         705      450,000       450,000
6390072202     5,730.29  20010701     359       839,344.71                         777    1,500,000            --
6392353683     3,144.56  20010801     360       472,650.00                         726      655,000       590,830
6392429723     3,803.82  20010701     359       557,165.01                         673      697,000            --
6394523762     2,614.64  20010801     359       392,677.86                         730      585,000            --
6395252395     4,024.85  20010801     360       590,000.00                         723      845,000            --
6397603678     2,359.35  20010801     359       341,340.07                         653      427,000            --
6399511960     2,706.55  20010701     359       411,653.87                         764      515,000       515,000
6399755419     2,373.06  20010801     359       423,306.13                         727      537,000       529,727
6399822003     3,496.60  20010801     359       518,584.96                         728      650,000            --
6400652787     3,072.87  20010801     360       450,450.00                         765      564,000       568,068
6401278046     2,270.10  20010801     359       349,698.65                         775      438,000       437,500
6402197203     3,621.35  20010801     360       524,320.00                         718      670,000       655,400
6403151977     1,912.75  20010801     360       287,500.00                         738      510,000            --
6404244847     5,762.80  20010801     359       899,205.95                         701    1,200,000            --
6404837509     2,627.72  20010801     360       400,000.00                         800      740,000            --
6407007977     3,772.83  20010801     360       560,000.00                         697      700,000            --
6407723185     3,007.17  20010801     359       451,629.50                         686      650,000            --
6408209424     1,896.21  20010801     359       299,728.79                         740      460,000            --
6409120695     2,652.20  20010801     360       384,000.00                         759      480,000       480,000
6411662437     2,883.27  20010701     359       438,531.26                         741      627,000            --
6415121059     1,882.55  20010801     360       294,005.00                         743      368,000       368,000
6417023626     2,395.09  20010801     360       360,000.00                         788      760,000       760,000
6419474165     2,482.20  20010701     359       377,531.56                         653      855,000            --
6420844869     3,263.31  20010801     359       490,097.94                         747      620,000            --
6421250249     3,310.93  20010801     359       503,576.57                         757      630,000            --
6421529964     2,439.06  20010701     359       370,970.08                         711      465,000       464,103
6424490768     2,923.34  20010801     360       445,000.00                         654      744,000            --
6425578041     3,518.65  20010801     360       542,500.00                         667      952,000            --
6427612376     2,460.54  20010801     360       351,900.00                         726      440,000       439,950
6427826273     2,578.83  20010801     360       397,600.00                         656      497,000       497,000
6429474262     3,706.07  20010801     359       563,676.04                         732      925,000            --
6430057791     2,210.17  20010801     359       319,756.50                         790      400,000            --
6431632220     4,926.97  20010701     359       749,369.91                         778    1,550,000            --
6432636410     3,625.90  20010801     359       544,553.27                         739      740,000            --
6433718803     3,243.00  20010801     360       500,000.00                         719    1,100,000     1,075,000
6433802698     2,881.40  20010801     360       450,000.00                         788      725,000       725,000
6433980221     3,243.00  20010801     359       499,569.50                         723    3,950,000            --
6435270845     2,629.41  20010701     359       414,572.07                         631      850,000            --
6439572998     3,113.62  20010701     359       467,616.38                         674      585,000            --
6442659089     4,204.35  20010701     359       639,462.32                         777      885,000       885,000
6443225831     3,841.87  20010801     359       599,470.63                         715      925,000            --
6443860546     4,344.35  20010701     359       628,521.38                         720      900,000            --
6446077395     2,135.02  20010801     359       323,726.96                         783      535,000            --
6446392570     3,293.25  20010801     359       494,594.25                         671      661,000            --
6447943819     2,075.52  20010801     359       319,724.48                         720      501,000       495,000
6448154457     1,929.38  20010701     359       289,762.29                         763      390,000       390,000
6448576444     3,326.52  20010701     359       499,590.15                         728      705,000            --
6450046807     2,993.87  20010701     359       449,631.13                         734      900,000       900,000
6452884999     3,189.39  20010801     360       485,500.00                         777      715,000            --
6453624923     2,348.30  20010801     359       339,741.28                         660      425,000            --
6454125706     3,772.83  20010701     359       559,552.17                         722      700,000            --
6455383403     3,659.17  20010801     360       550,000.00                         794      710,000       694,000
6458855282     3,789.67  20010801     359       562,050.17                         770      750,000       750,000
6461586544     2,489.95  20010801     360       365,000.00                         662      591,000            --
6462830537     2,838.82  20010801     360       406,000.00                         690      620,000            --
6463564077     2,860.81  20010801     360       430,000.00                         699      540,000            --
6465021209     2,762.25  20010801     359       409,672.13                         799      530,000       535,000
6465046065     3,635.92  20010801     360       520,000.00                         684      680,000            --
6469696410     3,177.24  20010801     359       465,386.67                         770      621,000            --
6470934461     2,619.56  20010801     359       383,700.44                         776      480,000       480,000
6473577135     2,497.22  20010801     360       390,000.00                         770      650,000            --
6474336101     1,791.91  20010801     359       319,641.42                         783      430,000            --
6475516636     3,678.81  20010801     360       560,000.00                         780      715,000       710,000
6477312034     1,919.86  20010801     360       296,000.00                         764      400,000       370,000
6478712752     2,762.82  20010801     360       405,000.00                         755      750,000            --
6480500542     2,110.59  20010701     359       321,010.08                         763      402,000       401,600
6480536942     2,506.24  20010801     360       372,000.00                         666      475,000            --
6482830186     4,093.06  20010701     359       599,531.94                         731    1,700,000            --
6483291362     3,941.58  20010801     360       600,000.00                         707    1,200,000     1,200,000
6484504185     2,881.40  20010801     360       450,000.00                         763      565,000            --
6485990474     2,148.93  20010801     359       322,735.24                         788      425,000            --
6488980647     2,561.25  20010801     359       399,574.08                         700      630,000            --
6489615135     2,139.73  20010801     359       317,346.02                         737      397,000       397,000
6490047518     5,419.67  20010801     359       824,306.89                         758    1,600,000            --
6491202203     3,004.44  20010801     360       435,000.00                         773      600,000            --
6491820764     3,159.97  20010801     360       487,200.00                         686      610,000       609,000
6492539082     2,640.46  20010801     360       401,940.00                         744      502,500       502,432
6493266669     2,154.73  20010701     359       327,724.44                         761      750,000            --
6493397225     2,478.15  20010801     360       358,800.00                         731      610,000            --
6493520800     1,916.08  20010701     359       287,763.92                         746      360,000       360,000
6493538828     2,422.36  20010701     359       359,262.47  United Guaranty Res.   644      400,000       399,500
6494472092     2,272.41  20010701     359       341,280.02                         709      426,950       426,950
6495202829     2,820.89  20010801     359       423,652.44                         790      530,000       530,000
6499084975     2,548.11  20010801     360       383,000.00                         771      575,000       575,000
6500159774     7,077.94  20010801     360     1,000,000.00                         672    1,575,000            --
6500377327     3,721.28  20010701     359       545,074.45                         739      790,000            --
6502761379     4,270.04  20010701     359       649,453.92                         731      840,000       839,000
6503609601     3,028.87  20010801     359       443,653.63                         805      555,000       555,000
6504514602     2,373.98  20010801     359       347,728.52                         746      435,000       435,000
6506229696     2,071.25  20010801     360       332,000.00                         740      415,000       415,000
6508649172     4,138.19  20010801     359       621,490.14                         698      780,000            --
6508825889     2,278.47  20010801     359       333,739.45                         821      420,000       417,500
6510496653     6,087.52  20010801     359       914,249.98                         683    1,500,000            --
6510534693     2,464.29  20010701     358       394,266.35                         679      540,000            --
6512037505     2,433.27  20010801     360       348,000.00                         682      435,000            --
6512653251     6,292.94  20010801     360       900,000.00                         744    1,550,000            --
6513611332     2,492.76  20010801     360       370,000.00                         716      530,000            --
6514740403     2,853.84  20010801     360       440,000.00                         722      550,000            --
6516084396     3,591.52  20010801     360       520,000.00                         798      650,000       650,000
6516645816     2,919.72  20010701     359       427,666.11                         659      559,000            --
6517480544     3,160.19  20010701     359       474,610.64                         733      920,000            --
6521768264     2,517.24  20010701     359       368,712.14                         717      505,000            --
6524467641     3,594.81  20010701     359       615,356.86                         783      770,000       770,000
6524729834     6,569.29  20010701     359       999,159.88                         742    1,600,000            --
6525129372     2,883.52  20010801     359       427,657.73                         778      925,000            --
6525740566     2,501.73  20010701     359       395,442.19                         654      495,000       494,800
6527172644     2,486.44  20010801     356       358,894.10                         780      660,000            --
6528457002     3,291.46  20010801     360       488,550.00                         725      611,000            --
6528627232     3,284.65  20010801     359       499,579.93                         750      640,000       625,000
6528923789     3,599.72  20010701     359       554,522.16                         706      950,000            --
6529988310     2,241.09  20010801     360       350,000.00                         745      545,000       522,000
6531022793     3,652.53  20010801     360       556,000.00                         758      695,000       695,000
6532423081     2,428.55  20010701     359       355,722.28                         780      445,000       445,000
6533012149     3,617.25  20010801     360       543,700.00                         737      680,000       679,670
6534050502     2,592.27  20010701     359       379,703.56                         737      475,000            --
6536415323     2,557.14  20010801     359       374,357.58  Mortgage Guaranty      617      416,500       416,500
6536662189     2,548.89  20010801     359       387,674.03                         658      500,000            --
6536728238     2,330.74  20010801     360       364,000.00                         747      455,000       455,000
6536922542     2,489.34  20010801     360       415,200.00                         000      519,000       519,000
6537510387     3,095.45  20010701     359       470,804.13                         750      589,000       589,000
6538238400     4,716.46  20010801     359       755,299.79                         759      946,800       945,000
6539180148     4,641.34  20010801     359       671,488.66                         760      884,000       840,000
6539470374     3,585.75  20010701     359       559,505.92                         769      700,000       700,000
6539569571     3,625.90  20010801     359       544,553.27                         729      750,000            --
6540113575     1,891.96  20010701     359       287,758.04                         626      360,000            --
6540382394     2,640.86  20010801     359       401,442.27                         737      522,000            --
6540604458     2,906.91  20010801     359       442,128.25                         788      690,000            --
6544568600     3,153.26  20010801     360       480,000.00                         747      625,000       600,000
6546562056     1,944.51  20010701     359       295,751.32                         674      370,000            --
6546636702     4,025.09  20010701     359       604,504.08                         734    1,025,000            --
6547024056     2,327.58  20010801     360       337,000.00                         755      560,000            --
6547084696     2,791.95  20010801     359       424,642.95                         697      780,000            --
6547629581     2,645.21  20010801     359       423,607.29                         770      530,000       530,000
6547774791     2,864.87  20010701     359       419,632.39                         662      535,000       524,950
6548393138     3,021.88  20010701     359       459,613.54                         740      650,000       650,000
6549485750     2,626.83  20010801     360       405,000.00                         700      600,000            --
6549781943     2,569.32  20010801     360       372,000.00                         767      465,000       465,000
6550407123     3,514.57  20010801     360       535,000.00                         758      917,500        917,189
6551886077     2,183.89  20010801     359       389,562.99                         752      620,000       596,972
6552092816     4,703.69  20010801     360       707,000.00                         663    1,525,000            --
6553712040     2,919.72  20010801     360       428,000.00                         755      600,000            --
6554519279     2,661.21  20010801     359       399,672.12                         734      550,000            --
6554692795     2,910.47  20010701     359       431,654.53                         773      540,000            --
6556249057     3,110.73  20010801     360       456,000.00                         717      580,000       570,000
6556482039     4,861.28  20010801     360       740,000.00                         795      925,000       925,000
6557477061     2,987.87  20010801     360       432,600.00                         780      544,000       540,800
6558361900     2,334.44  20010801     359       346,222.90                         713      495,000            --
6561319945     3,725.67  20010701     359       552,557.77                         708      880,000            --
6564496542     2,732.83  20010701     359       415,650.50                         786      520,000       520,000
6564712476     3,121.64  20010801     360       457,600.00                         754      572,000       572,000
6564804679     4,926.97  20010701     359       749,369.91                         771    1,000,000            --
6565980833     3,126.99  20010801     360       476,000.00                         743      595,000       595,000
6566259781     2,334.96  20010801     360       360,000.00                         687      450,000            --
6566822752     2,910.47  20010801     359       431,654.53                         721      540,000       540,000
6567333916     2,034.04  20010801     359       294,275.91  United Guaranty Res.   753      310,000       310,000
6568731688     4,215.89  20010801     359       649,440.36                         730      960,000       850,000
6568733718     5,322.42  20010701     359       799,344.25                         751    1,175,000     1,175,000
6570117777     2,711.66  20010801     359       397,189.90                         616      530,000            --
6572602941     3,101.14  20010801     360       449,000.00                         754      599,000       599,000
6576268814     2,974.29  20010701     359       435,659.88                         725      545,000            --
6576943341     2,820.89  20010801     359       423,652.44                         734      530,000       530,000
6578486976     2,983.56  20010801     360       460,000.00                         731      575,000       575,000
6579170843     2,206.35  20010801     360       368,000.00                         656      465,000       460,000
6579489086     2,619.56  20010801     360       384,000.00                         729      500,000       480,000
6579710788     2,185.70  20010701     359       320,150.05                         778      401,000       400,556
6580395066     3,901.97  20010801     360       601,600.00                         692      752,000       752,000
6580484571     3,994.13  20010801     359       607,489.20                         764      760,000            --
6582904469     2,611.30  20010801     360       397,500.00                         703      530,000            --
6583901589     2,619.56  20010701     359       383,700.44                         739      480,000       480,000
6583988883     3,132.80  20010701     359       464,628.14                         664      585,000            --
6584435249     1,965.54  20010801     359       298,948.63                         750      374,000       374,000
6584564360     2,891.81  20010701     359       439,830.17                         746      550,292       550,292
6586479930     3,741.77  20010801     360       650,000.00                         710      950,000       956,573
6586543016     2,155.90  20010801     360       320,000.00                         705      480,000            --
6587406114     2,337.14  20010701     359       364,677.96                         722      510,000            --
6587572675     3,573.70  20010801     360       544,000.00                         785      680,000            --
6591342305     4,802.34  20010801     359       749,338.28                         728      950,000            --
6595978518     3,858.76  20010801     360       580,000.00                         762      725,000       725,000
6596371416     3,567.29  20010701     359       549,526.46                         774    1,100,000            --
6597313706     2,562.03  20010801     359       389,672.35                         756      525,000            --
6598075916     4,379.18  20010701     359       649,480.20                         784    1,000,000            --
6598700000     2,182.20  20010801     360       328,000.00                         725      410,000       410,000
6601362020     2,387.62  20010801     359       349,726.96                         686      460,000       459,888
6602553056     2,167.79  20010801     360       317,775.00  Republic Mortgage      726      334,500       334,500
6604414877     2,339.31  20010801     360       385,000.00                         719      809,750       483,061
6604537891     3,672.47  20010801     360       552,000.00                         719      690,000            --
6606090220     2,724.12  20010701     359       419,638.38                         753      615,000            --
6607485619     2,150.51  20010801     360       319,200.00                         664      425,000       399,000
6610149889     2,109.40  20010801     360       321,100.00  Mortgage Guaranty      730      338,000       338,000
6613318101     2,581.36  20010801     360       378,400.00                         760      477,000       473,000
6614255807     2,125.84  20010801     360       332,000.00                         731      415,000       437,500
6615081236     2,159.99  20010701     359       328,523.76                         724      420,000        411,000
6615892533     2,071.48  20010801     360       299,920.00                         762      377,000       374,900
6616051774     1,940.31  20010801     360       288,000.00                         636      360,000            --
6620336039     2,358.02  20010801     360       350,000.00                         789      520,000       520,000
6622558465     4,434.15  20010701     359       649,492.93                         742    1,400,000            --
6623556146     4,161.28  20010701     359       609,524.14                         715    1,150,000            --
6624099112     2,661.21  20010701     359       399,672.12                         773      661,000            --
6625213233     2,248.73  20010701     359       335,244.43                         748      425,000            --
6625400962     2,394.92  20010801     360       346,750.00  Republic Mortgage      692      450,000       365,000
6626666702     2,627.51  20010701     359       389,688.12                         760      975,000            --
6627250738     2,355.21  20010801     359       340,740.52                         658      465,000            --
6628104595     2,693.41  20010801     359       409,655.55                         686      532,000            --
6628705094     4,247.66  20010801     360       615,000.00                         644      880,000            --
6628751882     2,647.72  20010701     359       392,685.72                         758      525,000            --
6629779262     2,479.29  20010701     359       367,705.71                         748      460,000            --
6634185539     2,839.56  20010801     360       416,250.00                         754      555,000            --
6638170552     2,069.10  20010801     360       311,000.00                         748      515,000            --
6638680865     2,495.48  20010801     360       400,000.00                         789      520,000       515,000
6639964227     2,434.63  20010801     360       352,500.00                         656      490,000       470,000
6640021504     2,127.28  20010701     359       307,765.64                         728      385,000            --
6640109663     2,626.83  20010801     360       405,000.00                         778    1,140,000     1,140,000
6640205438     2,787.62  20010801     360       419,000.00                         669      560,000            --
6640372733     2,956.09  20010801     360       428,000.00                         693      536,000       535,000
6641374126     2,150.95  20010801     359       353,655.93                         654      452,000            --
6641722829     3,671.77  20010801     360       545,000.00                         728      850,000            --
6643197582     2,386.31  20010801     359       382,145.72                         767      510,000            --
6643620666     2,324.88  20010701     359       353,602.67                         686      510,000            --
6643847111     2,546.66  20010801     360       378,000.00                         623      472,500       472,500
6643884973     3,918.35  20010701     359       581,134.90                         000      738,000       727,000
6644188622     2,652.77  20010801     360       393,750.00                         772      525,000            --
6649210447     3,801.98  20010801     360       543,750.00                         747      725,000       725,000
6649797641     4,211.51  20010801     359       683,350.99                         785    1,200,000            --
6649964498     5,097.77  20010801     359       775,348.06                         792      970,000       970,000
6650992503     3,218.96  20010801     360       490,000.00                         701      660,000            --
6651030865     3,065.72  20010701     359       460,422.28                         681      576,000       576,000
6651354273     2,831.18  20010801     360       400,000.00  Mortgage Guaranty      713      450,000       426,488
6651797703     4,993.54  20010801     360       732,000.00                         651      915,000       915,000
6654161790     3,230.79  20010801     360       473,600.00                         744      595,000       592,000
6654880886     3,614.10  20010701     359       602,199.90                         716      785,000       753,500
6655833843     1,996.54  20010801     360       303,920.00                         712      379,900       379,900
6656448328     3,192.32  20010801     360       467,960.00                         732      587,000       584,950
6659879016     4,989.77  20010701     359       749,385.23                         738    5,255,000            --
6663463724     2,332.37  20010801     360       341,900.00                         785      427,500       427,400
6663492251     3,645.14  20010801     360       515,000.00                         655    1,700,000            --
6664183842     4,316.72  20010801     360       625,000.00                         770      810,000            --
6664909568     2,664.51  20010701     359       405,259.24                         773      507,000       507,000
6665916562     2,840.85  20010801     359       426,649.98                         784      580,000            --
6667196163     5,434.44  20010801     359       786,231.29                         729    1,645,000            --
6669056670     4,434.15  20010801     359       649,492.93                         677      970,000            --
6670716858     2,433.19  20010801     360       380,000.00                         770      475,000       475,000
6674177669     2,755.64  20010801     359       384,304.21  Republic Mortgage      739      405,000       404,888
6674350381     3,169.54  20010801     359       494,563.27                         724      675,000            --
6674454506     2,614.03  20010801     360       388,000.00                         675      728,000            --
6674569873     2,638.13  20010801     179       290,329.10  Mortgage Guaranty      000      431,000       430,185
6674870479     2,558.17  20010701     359       374,707.46                         731      508,000            --
6674888422     2,850.78  20010801     359       462,560.68                         701      579,000       578,785
6675477274     1,995.91  20010701     359       299,754.09                         782      540,000            --
6677805720     2,154.73  20010801     360       328,000.00                         714      410,000            --
6678484442     1,970.79  20010801     360       300,000.00                         693      658,000       658,000
6678991156     3,368.60  20010701     359       499,600.15                         759    1,200,000            --
6679022423     2,866.52  20010801     360       491,200.00                         704      635,700       649,000
6680725741     2,021.16  20010801     359       299,740.09                         776      465,000            --
6682643546     2,328.56  20010801     360       350,000.00                         759      700,000       534,900
6682969552     3,496.08  20010801     360       500,000.00                         674      750,000            --
6684252189     3,284.65  20010701     359       499,579.93                         678      625,000       625,000
6684816645     2,619.56  20010801     360       384,000.00                         719      500,000       480,000
6686352151     3,241.36  20010801     360       487,200.00                         786      696,000       696,000
6686529675     2,162.24  20010701     359       324,733.59                         780      653,000       647,250
6686852473     2,309.01  20010801     360       356,000.00                         749      588,000            --
6687730033     2,328.38  20010801     359       345,323.62                         716      432,000            --
6687889177     3,752.31  20010801     360       564,000.00                         702      715,000       705,000
6689017231     2,456.92  20010701     359       373,685.79                         788      480,000            --
6691747304     3,613.11  20010701     359       549,537.93                         723      840,000            --
6691756586     2,735.08  20010801     360       396,000.00                         656      528,000            --
6691974155     4,424.48  20010801     359       699,367.19                         716      885,000            --
6692338137     3,119.35  20010801     360       500,000.00                         780      899,000       899,000
6692811711     2,155.90  20010801     360       320,000.00                         662      630,000       630,000
6697367545     2,054.72  20010701     359       300,965.03                         737      377,000       376,528
6699172265     1,959.55  20010701     359       280,042.01  Republic Mortgage      631      295,000            --
6699680713     2,897.06  20010801     360       441,000.00  United Guaranty Res.   665      490,000       490,000
6700472423     4,649.78  20010801     360       665,000.00                         727      950,000            --
6703476694     2,101.65  20010701     356       318,835.64                         716      400,000       399,900
6705663000     2,389.11  20010801     360       359,100.00                         757      475,000       448,888
6706141808     5,899.63  20010801     360       843,750.00                         751    1,125,000     1,125,000
6707683667     3,294.88  20010701     359       507,562.62                         751      636,000       635,000
6709479528     2,212.24  20010801     360       350,000.00  United Guaranty Res.   672      412,000            --
6709643586     3,729.65  20010701     359       539,589.10                         745      675,000       675,000
6710598720     2,785.38  20010801     360       424,000.00                         667      530,000            --
6711878519     2,744.38  20010701     359       412,161.87                         784      550,000            --
6714214662     5,058.36  20010801     360       770,000.00                         724    5,000,000            --
6715941263     4,828.43  20010801     360       735,000.00                         675    1,500,000            --
6718425934     3,304.36  20010701     359       502,577.41                         779      800,000            --
6719254168     4,434.15  20010801     360       650,000.00                         709      845,000            --
6721277579     2,075.52  20010801     360       320,000.00                         769      480,000       470,000
6721793328     2,455.84  20010701     359       359,719.16                         655      460,000            --
6722834733     2,290.65  20010801     360       340,000.00                         772      593,000       590,000
6723115025     3,613.11  20010801     359       549,537.93                         764      800,000            --
6723408305     3,205.82  20010801     359       487,590.01                         679      610,000       610,000
6724857179     2,101.46  20010801     359       323,721.04                         776      405,000       405,000
6726958876     2,594.40  20010801     360       400,000.00                         763      515,000       500,000
6727778091     4,474.98  20010801     360       640,000.00                         720      870,000            --
6728922581     2,587.10  20010801     360       370,000.00                         666      617,000            --
6730228274     1,947.80  20010801     360       296,500.00                         713      500,000            --
6731114762     2,221.17  20010801     359       325,346.00                         774      407,000       407,000
6732787863     2,246.70  20010801     360       342,000.00                         758      531,000            --
6734267161     6,548.55  20010801     359       971,222.70                         743    3,000,000            --
6734509414     2,817.37  20010801     359       438,829.17                         774      570,000       550,000
6735686898     2,046.53  20010801     360       300,000.00                         759      375,000       375,000
6737104874     2,845.59  20010801     360       412,000.00                         661      535,000       515,000
6737306982     2,075.52  20010801     360       320,000.00                         674      410,000       400,000
6740511198     2,395.09  20010801     360       360,000.00                         673      450,000            --
6740891657     2,432.25  20010801     360       375,000.00                         733      760,000            --
6746183687     2,734.17  20010801     360       400,800.00                         765      501,000       501,000
6748801716     3,916.13  20010801     359       566,568.56                         682      810,000            --
6748839922     3,150.64  20010801     360       479,600.00                         770      603,000       599,500
6749651672     2,753.61  20010801     360       403,650.00                         784      505,000       504,655
6750644632     2,652.20  20010801     360       384,000.00                         740      480,000       480,000
6752820859     3,118.50  20010801     359       445,669.00  United Guaranty Res.   757      496,000            --
6753125951     4,270.04  20010701     359       649,453.92                         669      835,000       835,000
6754708482     2,981.29  20010801     359       465,189.21                         708      582,000       582,000
6755071955     3,033.93  20010701     359       479,566.07                         771      600,000       600,000
6756914922     2,073.82  20010701     359       303,762.85                         650      380,000            --
6757258428     4,144.06  20010801     360       600,000.00                         796      750,000       750,000
6758975004     2,130.07  20010801     360       337,000.00                         768      460,000            --
6761355145     2,622.46  20010801     360       399,200.00                         710      499,000       499,000
6762782008     3,312.48  20010801     360       468,000.00                         771      585,000       585,000
6763150023     3,052.43  20010801     179       354,801.74                         772      580,500            --
6764546922     3,686.23  20010801     360       583,200.00                         747      750,000            --
6764916943     2,222.12  20010801     360       334,000.00                         687      430,000            --
6765201014     2,677.06  20010701     359       387,305.07  Mortgage Guaranty      676      408,000       408,000
6769872208     3,239.98  20010801     360       506,000.00                         688    7,000,000            --
6770139761     2,401.27  20010801     360       352,000.00                         726      440,000            --
6770255609     2,627.72  20010701     359       399,663.95                         755      610,000            --
6770616339     3,110.73  20010801     359       455,644.27                         667      620,000       570,000
6773087421     2,313.26  20010701     359       347,414.99  Republic Mortgage      774      367,000       366,000
6774408626     3,204.74  20010801     360       464,000.00                         743      580,000       580,000
6774522442     2,120.92  20010801     360       327,000.00                         689      480,000            --
6776833029     3,241.71  20010801     360       475,200.00                         774      594,000       594,000
6778545803     4,527.42  20010701     359       647,019.46                         680      975,000       925,000
6779220786     2,395.09  20010701     359       359,704.91                         738      482,000            --
6781027195     2,812.71  20010801     359       444,597.71                         723      608,700            --
6782435603     3,777.35  20010801     359       574,516.92                         726    1,550,000            --
6782731183     1,820.36  20010801     360       288,000.00                         782      360,000       360,000
6782744483     4,577.41  20010801     360       671,000.00                         729    1,700,000            --
6784095256     3,249.95  20010801     360       464,800.00                         585      581,000            --
6784123678     3,251.80  20010801     360       495,000.00                         775      637,000       632,000
6784683580     6,519.97  20010701     359       979,196.70                         701    1,825,000            --
6784797059     2,561.25  20010801     360       400,000.00                         720      600,000       600,000
6784987379     4,802.53  20010701     359       703,450.80                         739      880,000            --
6785651024     2,940.84  20010801     359       483,529.58                         776      605,000            --
6786194529     5,801.68  20010801     360       840,000.00                         786    1,360,000     1,200,000
6786392982     1,975.95  20010801     360       297,000.00                         768      455,000            --
6786993292     4,644.49  20010801     360       707,000.00                         728    1,265,000            --
6787259867     3,284.65  20010801     360       500,000.00                         817    1,025,000     1,025,000
6789113047     2,870.05  20010801     359       425,659.33                         755      555,000            --
6790221599     2,264.83  20010701     359       331,741.00                         779      675,000            --
6790424433     3,469.66  20010801     360       515,000.00                         749      917,000            --
6794147121     1,769.80  20010801     359       279,666.67                         758      350,000       350,000
6794828647     2,806.75  20010801     359       421,529.19                         724      562,500            --
6797554919     2,475.13  20010701     359       386,208.95  GE Mortgage            748      430,000       429,500
6797676738     2,964.10  20010701     359       456,606.53                         793    1,080,000            --
6798661036     2,244.73  20010801     360       341,700.00                         738      530,000            --
6798760911     2,757.94  20010801     360       460,000.00                         741      576,000       575,000
6798920671     2,245.94  20010801     360       360,000.00                         744      485,000            --
6800642180     2,172.75  20010701     359       322,242.09                         667      430,000            --
6800722875     2,217.80  20010801     359       337,316.37                         730      435,000       422,000
6800809326     3,678.81  20010701     359       559,529.52                         707      750,000            --
6802566551     3,512.80  20010801     360       528,000.00                         733      660,000       660,000
6803880423     2,852.80  20010801     360       408,000.00                         707      510,000            --
6805453302     3,521.72  20010701     359       549,514.74                         767      755,000       750,000
6805955546     3,153.26  20010801     360       480,000.00                         772      916,500            --
6807336158     2,143.86  20010701     359       310,163.81  Republic Mortgage      601      329,500       329,500
6809350298     3,659.17  20010801     359       549,549.16                         759      960,000            --
6810835485     2,541.50  20010801     360       423,900.00                         739      534,000       529,900
6813308175     1,964.88  20010701     359       298,848.71                         704      419,000       390,900
6816752817     3,215.10  20010701     359       465,145.79                         765    1,100,000            --
6817239087     2,428.01  20010701     359       369,289.49                         733      498,000       492,843
6818011048     2,886.15  20010801     359       474,538.33                         779      705,000       705,000
6821029045     2,520.97  20010701     359       364,722.26                         694      555,000            --
6821923726     3,851.59  20010801     360       660,000.00                         769      825,000       825,000
6822008451     6,992.15  20010801     360     1,000,000.00                         634    2,085,000     2,075,000
6823863177     2,494.89  20010701     359       374,692.61                         737      565,000            --
6824572553     5,383.37  20010701     359       829,285.38                         651    1,187,000            --
6828157807     3,186.11  20010701     359       484,592.54                         699    1,120,000            --
6828777620     2,526.45  20010801     360       375,000.00                         732      600,000            --
6829153193     2,662.54  20010701     359       394,883.96                         754      494,000       494,000
6829442380     2,569.32  20010801     360       372,000.00                         697      465,000       465,000
6830736861     6,561.42  20010801     360       950,000.00                         743    1,900,000     1,900,000
6830956972     2,696.58  20010801     360       443,800.00                         720      560,000       554,750
6830973688     2,207.29  20010801     360       336,000.00                         745      420,000       420,000
6831415093     2,558.17  20010801     360       375,000.00                         722      700,000            --
6833737221     3,326.52  20010801     359       499,590.15                         720    1,175,000            --
6834543206     3,825.49  20010701     359       574,528.68                         702    1,450,000            --
6837393732     3,383.19  20010701     359       514,567.33                         734      960,000            --
6837900254     2,975.24  20010801     360       447,200.00                         723      559,000       559,000
6841556480     3,557.24  20010701     358       527,153.01                         579      660,000            --
6842452366     4,270.04  20010801     359       649,453.92                         795    2,253,000            --
6843374452     2,499.62  20010801     360       380,500.00                         739      515,000            --
6843651750     2,128.40  20010701     359       311,756.60                         687      390,000            --
6843856367     2,112.69  20010801     360       321,600.00                         732      410,000       402,000
6844081973     4,083.28  20010801     360       591,200.00                         773      739,000       739,000
6846756812     2,272.68  20010801     360       341,600.00                         773      427,000            --
6846880679     2,993.87  20010701     359       449,631.13                         721      618,000            --
6847195820     2,667.87  20010801     359       400,671.30                         745      635,000            --
6849162935     4,434.15  20010701     359       649,492.93                         655      890,000            --
6849455214     3,613.11  20010801     360       550,000.00                         728      980,000            --
6853183272     2,741.05  20010801     360       412,000.00                         712      650,000            --
6853594064     3,406.35  20010701     359       511,580.32                         753      640,000       640,000
6853700992     3,086.30  20010801     360       482,000.00                         765      654,000            --
6855145501     2,552.14  20010801     359       364,729.11                         678      630,000            --
6857180035     2,205.24  20010801     360       340,000.00                         686      755,000            --
6860233425     3,510.63  20010801     360       534,400.00                         782      668,000       668,000
6861420351     2,612.24  20010701     359       441,149.76                         710      552,000       552,000
6861505045     3,688.20  20010701     359       575,491.80                         774      720,000       720,000
6861770888     1,886.42  20010801     359       279,694.41                         771      480,000            --
6862843320     2,150.26  20010701     359       322,935.07                         734      404,000       404,105
6863866783     2,939.52  20010801     360       425,600.00                         726      560,000       532,000
6864039273     2,881.40  20010801     359       449,602.97                         725    1,300,000            --
6864365470     3,405.15  20010701     359       524,547.98                         768      885,000            --
6866111963     4,324.47  20010801     360       650,000.00                         717      870,000            --
6868944403     2,318.25  20010801     360       348,450.00                         719      439,000       435,618
6869502150     2,944.15  20010801     359       436,650.54                         733      770,000            --
6869732625     3,047.09  20010701     359       457,624.58                         725      745,000            --
6870252605     5,221.22  20010701     359       804,306.91                         780    1,150,000            --
6871074446     2,297.39  20010801     360       341,000.00  Republic Mortgage      694      379,000       379,000
6873503301     2,696.88  20010801     359       415,442.00                         780      519,843       519,843
6874748236     2,358.02  20010801     360       350,000.00                         712      550,000            --
6875602937     2,528.15  20010801     360       380,000.00                         786      475,000       475,000
6876254985     3,393.65  20010801     360       530,000.00                         716      750,000            --
6876577740     3,719.05  20010701     359       558,541.78                         723      725,000            --
6876847713     2,694.88  20010801     360       400,000.00                         708      500,000            --
6878002424     4,379.18  20010801     360       650,000.00                         738      850,000       850,000
6878407995     2,680.27  20010801     360       408,000.00                         744      510,000            --
6880215725     2,638.03  20010801     359       439,561.97                         741      550,000       550,000
6882160432     3,663.89  20010801     360       524,000.00                         773      660,000       655,000
6882284117     2,321.99  20010801     360       358,000.00                         655      545,000            --
6882319475     2,142.72  20010701     359       338,693.53                         779      635,000       635,000
6882556282     2,849.39  20010801     359       444,607.38                         682      619,000            --
6882869123     2,899.69  20010801     360       430,400.00                         765      538,000            --
6884013076     3,411.92  20010801     360       476,250.00                         676      635,000       635,000
6884255388     3,941.58  20010801     360       600,000.00                         763      930,000       930,000
6886589222     2,560.09  20010801     360       384,800.00                         626      481,000       481,000
6888346902     3,297.79  20010801     359       501,578.25                         775      630,000            --
6888990147     4,457.80  20010701     359       723,313.03                         669      916,000       905,000
6890289249     2,551.44  20010701     359       383,185.64                         734      500,000            --
6890529917     2,162.24  20010801     360       325,000.00                         695      525,000            --
6891012301     3,645.96  20010701     359       554,533.73                         787      825,000            --
6891846526     4,256.79  20010801     360       624,000.00                         769      780,000            --
6892112308     3,867.79  20010801     359       559,573.88                         706      700,000       700,000
6893004181     4,525.61  20010801     360       716,000.00                         748      910,000       895,000
6893996782     2,299.26  20010801     360       350,000.00                         769      480,000            --
6895554720     2,396.65  20010701     359       346,735.95                         756      475,500            --
6896043327     2,401.27  20010801     359       351,725.40                         687      450,000       440,000
6898707978     5,588.55  20010801     360       840,000.00                         770    1,200,000     1,200,000
6899086455     2,528.28  20010801     359       399,638.39                         668      515,000       515,000
6901320231     2,971.05  20010801     360       464,000.00                         740      580,000            --
6902395521     4,368.58  20010801     360       665,000.00                         806    1,200,000     1,165,000
6904559025     2,863.31  20010801     359       424,660.13                         761      735,000       600,000
6906179178     2,945.44  20010801     360       460,000.00                         713      575,000       575,000
6906822330     4,257.94  20010701     359       639,475.39                         698      900,000            --
6907329376     3,787.82  20010801     360       584,000.00                         732      730,000       730,000
6907506890     3,155.89  20010801     360       480,400.00                         740      603,000       603,000
6907576596     2,501.54  20010801     360       376,000.00                         707      470,000       470,000
6908248732     2,549.44  20010801     360       383,200.00                         760      479,000       479,000
6908361519     6,906.76  20010801     360     1,000,000.00                         727    1,450,000     1,450,000
6908625640     4,042.32  20010801     360       600,000.00                         690    1,400,000            --
6910883435     3,318.36  20010801     360       525,000.00                         732      725,000            --
6916159277     2,272.33  20010801     360       329,000.00                         722      470,000            --
6920236962     3,718.93  20010701     359       551,558.57                         769      700,000       690,000
6921632631     2,594.22  20010701     359       394,568.23                         753      495,000       493,700
6921989759     2,679.82  20010801     360       388,000.00                         732      485,000       485,000
6922898199     2,773.67  20010801     360       391,875.00  Mortgage Guaranty      646      414,000       412,500
6923113119     2,061.58  20010701     359       305,755.30                         756      385,000       382,501
6923473687     2,528.15  20010701     359       379,688.52                         648      575,000            --
6924828798     2,334.96  20010701     359       359,690.04  United Guaranty Res.   664      435,000            --
6926516524     4,331.57  20010801     360       685,300.00                         730      875,000            --
6930628703     2,894.66  20010801     360       476,400.00                         727      596,000       595,582
6930808636     5,193.88  20010801     360       752,000.00                         798      940,000       940,000
6930812687     2,937.42  20010801     360       436,000.00                         796      575,000       545,000
6931705013     3,792.23  20010801     360       570,000.00                         769      850,000       850,000
6931891920     3,314.70  20010801     359       491,606.25                         731      615,000            --
6933075795     2,257.13  20010801     359       347,700.37                         749      440,000       435,000
6933255819     4,215.89  20010701     359       649,440.36                         653      880,000            --
6936134128     2,366.34  20010801     360       379,300.00                         734      650,000            --
6938806574     2,366.82  20010801     360       355,750.00                         758      450,000       444,738
6939352305     3,072.16  20010801     360       456,000.00                         725      575,000            --
6940174128     3,526.11  20010801     359       529,565.56                         667      900,000            --
6946545826     2,572.52  20010801     360       407,000.00                         719      509,000       508,752
6949307802     2,953.49  20010801     360       422,400.00                         767      528,000       528,000
6950140530     3,656.47  20010801     359       535,581.86                         720      670,000            --
6950194065     2,401.86  20010801     360       380,000.00                         745      550,000       545,000
6951672440     3,037.78  20010701     359       456,225.72                         701      575,000       570,800
6952232574     2,147.50  20010801     360       314,800.00  Republic Mortgage      683      380,000       350,000
6953324032     2,768.89  20010801     360       396,000.00                         657      500,000       495,000
6954779135     3,991.82  20010801     359       599,508.18                         705    1,300,000            --
6955134272     4,400.04  20010701     359       644,496.84                         733      860,000       860,000
6958977271     6,569.29  20010801     360     1,000,000.00                         777    1,525,000     1,525,000
6959301240     1,970.79  20010801     360       300,000.00                         712      400,000            --
6959435956     2,889.51  20010801     360       445,500.00  GE Mortgage            611      540,000       495,000
6960039920     2,778.81  20010701     359       422,644.63                         762      633,000            --
6961496426     2,432.25  20010701     359       374,677.13                         704      500,000            --
6962108574     3,356.23  20010801     359       479,643.77                         792      780,000       710,000
6962581739     2,271.65  20010801     359       332,740.23                         636      465,000            --
6963669905     3,024.16  20010701     359       448,516.04                         750      598,500            --
6964264169     2,274.14  20010801     360       337,550.00                         743      430,000            --
6964591496     2,068.36  20010701     359       302,963.47                         683      379,000       379,000
6965864082     2,187.73  20010701     359       337,009.58                         744      495,000       482,000
6966587021     2,330.74  20010801     360       364,000.00                         768      800,000            --
6968333143     2,548.11  20010701     359       382,686.06                         737      490,000            --
6968933462     3,103.99  20010801     360       472,500.00                         741      630,000            --
6973405290     4,489.39  20010801     360       650,000.00                         786    1,100,000     1,100,000
6974458835     2,849.83  20010701     359       422,661.73                         718      564,000            --
6974758937     3,125.74  20010801     360       458,200.00                         691      615,000            --
6975399145     3,226.72  20010801     359       484,602.45                         701      640,000            --
6976241973     4,434.15  20010801     360       650,000.00                         769      820,000            --
6976539236     5,256.36  20010801     360       742,640.00                         799      985,000       928,300
6978107842     2,049.62  20010801     360       312,000.00                         744      390,000       390,000
6979192496     3,054.72  20010801     359       464,564.06                         732      585,000            --
6979528954     3,259.99  20010701     359       489,598.34                         787      860,000            --
6979694525     2,408.96  20010801     359       366,391.93                         707      480,000            --
6979890255     3,022.27  20010801     360       472,000.00                         733      590,000            --
6981198564     3,200.17  20010801     359       474,620.14                         768      780,000       775,000
6982392679     4,215.89  20010701     359       649,440.36                         625    1,075,000            --
6984120490     4,263.47  20010701     359       648,454.76                         779    1,185,000            --
6984383007     3,247.16  20010801     360       476,000.00                         674      595,000       595,000
6984632312     2,627.72  20010801     359       399,663.95                         743      800,000       789,000
6985908026     2,341.87  20010801     360       352,000.00                         684      747,000            --
6986750856     2,838.61  20010801     359       454,578.58                         746      640,000            --
6986766530     2,121.16  20010801     360       340,000.00                         725      425,000       425,000
6986957139     2,849.04  20010801     360       412,500.00                         742      610,000       550,000
6987112197     2,341.23  20010701     359       342,932.27                         756      429,000       429,000
6988902141     3,356.31  20010801     360       492,000.00                         648      615,000            --
6989337297     4,776.67  20010801     359       708,433.02                         660      887,000       886,338
6991097343     3,646.77  20010801     360       528,000.00                         720      660,000            --
6993685087     2,417.37  20010801     360       350,000.00                         759      528,000            --
6997725129     1,920.94  20010701     359       299,735.31                         720      400,000            --
6998767443     3,274.45  20010801     359       479,625.55                         720      600,000       600,000
6999183749     3,383.60  20010801     359       494,996.67                         711    1,000,000            --

BOAMS 2001-D
Mortgage Schedule

Loan Count:                                          1,063
Scheduled PB:                               500,842,327.80
Interest Rate W/A:                                   6.966
Unpaid PB W/A:                                  471,159.00
Remaining Term W/A:                                    359


           Next Rate                              First
   Loan      Change      Adjustment               Change     Periodic       Max         Max
  Number      Date       Frequency     Margin      Cap          Cap      Increase    Decrease
0029436482  20060501        012         2.250    5.00000       02.00      0005000     0004750
0029604907  20060601        012         2.250    5.00000       02.00      0005000     0004250
0029615879  20060501        012         2.250    5.00000       02.00      0005000     0004750
0029619871  20060501        012         2.250    5.00000       02.00      0005000     0004750
0029632452  20060501        012         2.250    5.00000       02.00      0005000     0004000
0029634862  20060601        012         2.250    5.00000       02.00      0005000     0003375
0029634912  20060601        012         2.250    5.00000       02.00      0005000     0004125
0029635828  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029637493  20060501        012         2.250    5.00000       02.00      0005000     0004625
0029648458  20060501        012         2.250    5.00000       02.00      0005000     0004500
0029648953  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029649001  20060601        012         2.250    5.00000       02.00      0005000     0004625
0029649027  20060501        012         2.250    5.00000       02.00      0005000     0004750
0029649266  20060501        012         2.250    5.00000       02.00      0005000     0004500
0029658861  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029659448  20060501        012         2.250    5.00000       02.00      0005000     0004250
0029660529  20060501        012         2.250    5.00000       02.00      0005000     0005000
0029661162  20060601        012         2.250    5.00000       02.00      0005000     0004375
0029671062  20060601        012         2.250    5.00000       02.00      0005000     0004500
0029672458  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029673985  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029674017  20060601        012         2.250    5.00000       02.00      0005000     0004375
0029674108  20060601        012         2.250    5.00000       02.00      0005000     0004500
0029675238  20060501        012         2.250    5.00000       02.00      0005000     0004250
0029675329  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029675394  20060601        012         2.250    5.00000       02.00      0005000     0004500
0029676814  20060601        012         2.250    5.00000       02.00      0005000     0004250
0029678109  20060501        012         2.250    5.00000       02.00      0005000     0004500
0029679669  20060601        012         2.250    5.00000       02.00      0005000     0004250
0029679842  20060501        012         2.250    5.00000       02.00      0005000     0004375
0029679859  20060501        012         2.250    5.00000       02.00      0005000     0004625
0029681285  20060501        012         2.250    5.00000       02.00      0005000     0004625
0029681855  20060501        012         2.250    5.00000       02.00      0005000     0004250
0029681939  20060601        012         2.250    5.00000       02.00      0005000     0004500
0029683935  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029683950  20060601        012         2.250    5.00000       02.00      0005000     0004875
0029684776  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029685708  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029686029  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029687324  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029689445  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029690526  20060601        012         2.250    5.00000       02.00      0005000     0004625
0029690856  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029691896  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029692795  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029692811  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029693140  20060601        012         2.250    5.00000       02.00      0005000     0004625
0029693207  20060601        012         2.250    5.00000       02.00      0005000     0004625
0029693256  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029697414  20060601        012         2.250    5.00000       02.00      0005000     0004500
0029697646  20060601        012         2.250    5.00000       02.00      0005000     0004125
0029697802  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029698396  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029700119  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029700929  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029701331  20060601        012         2.250    5.00000       02.00      0005000     0004250
0029705498  20060601        012         2.250    5.00000       02.00      0005000     0004625
0029705761  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029707320  20060601        012         2.250    5.00000       02.00      0005000     0004125
0029707577  20060601        012         2.250    5.00000       02.00      0005000     0004875
0029707924  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029710589  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029711447  20060601        012         2.250    5.00000       02.00      0005000     0004250
0029711702  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029711744  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029711769  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029712999  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029719820  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029719861  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029722444  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029722790  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029729290  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029729530  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029729852  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029730322  20060601        012         2.250    5.00000       02.00      0005000     0004750
0029731908  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029734035  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029734274  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029734985  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029737079  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029741790  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029742699  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029745171  20060601        012         2.250    5.00000       02.00      0005000     0005000
0029745379  20060701        012         2.250    5.00000       02.00      0005000     0005000
0029746393  20060701        012         2.250    5.00000       02.00      0005000     0005000
0099034217  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099035271  20060501        012         2.250    5.00000       02.00      0005000     0005000
0099041402  20060501        012         2.250    5.00000       02.00      0005000     0005000
0099043432  20060601        012         2.250    5.00000       02.00      0005000     0004000
0099049306  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099049413  20060501        012         2.250    5.00000       02.00      0005000     0005000
0099049819  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099049876  20060601        012         2.250    5.00000       02.00      0005000     0004875
0099050379  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099050387  20060501        012         2.250    5.00000       02.00      0005000     0004500
0099050577  20060601        012         2.250    5.00000       02.00      0005000     0004750
0099051484  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099052383  20060501        012         2.250    5.00000       02.00      0005000     0004750
0099053431  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099053969  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099054215  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099054835  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099055394  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099055410  20060601        012         2.250    5.00000       02.00      0005000     0004500
0099055592  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099055642  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099055741  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099056368  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099056657  20060601        012         2.250    5.00000       02.00      0005000     0004250
0099057119  20060601        012         2.250    5.00000       02.00      0005000     0004750
0099059065  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099061046  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099062721  20060601        012         2.250    5.00000       02.00      0005000     0004375
0099062960  20060601        012         2.250    5.00000       02.00      0005000     0004875
0099063174  20060601        012         2.250    5.00000       02.00      0005000     0004875
0099063877  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099063893  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099065336  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099067969  20060701        012         2.250    5.00000       02.00      0005000     0005000
0099068843  20060601        012         2.250    5.00000       02.00      0005000     0005000
0099069064  20060701        012         2.250    5.00000       02.00      0005000     0005000
6000076734  20060701        012         2.250    5.00000       02.00      0005000     0005000
6002289038  20060701        012         2.250    5.00000       02.00      0005000     0005000
6002341607  20060601        012         2.250    5.00000       02.00      0005000     0004625
6003869838  20060601        012         2.250    5.00000       02.00      0005000     0004875
6004003700  20060701        012         2.250    5.00000       02.00      0005000     0005000
6004400468  20060601        012         2.250    5.00000       02.00      0005000     0004875
6005083131  20060601        012         2.250    5.00000       02.00      0005000     0004250
6005305997  20060601        012         2.250    5.00000       02.00      0005000     0005000
6006991431  20060601        012         2.250    5.00000       02.00      0005000     0005000
6007723163  20060601        012         2.250    5.00000       02.00      0005000     0005000
6007804427  20060701        012         2.250    5.00000       02.00      0005000     0005000
6007957704  20060701        012         2.250    5.00000       02.00      0005000     0005000
6009128106  20060601        012         2.250    5.00000       02.00      0005000     0004625
6010014782  20060601        012         2.250    5.00000       02.00      0005000     0004875
6011647101  20060701        012         2.250    5.00000       02.00      0005000     0005000
6012010309  20060601        012         2.250    5.00000       02.00      0005000     0005000
6012040389  20060601        012         2.250    5.00000       02.00      0005000     0004750
6013245573  20060601        012         2.250    5.00000       02.00      0005000     0004875
6014224270  20060601        012         2.250    5.00000       02.00      0005000     0005000
6017298073  20060601        012         2.250    5.00000       02.00      0005000     0004375
6017994044  20060701        012         2.250    5.00000       02.00      0005000     0005000
6018510799  20060601        012         2.250    5.00000       02.00      0005000     0004750
6019258703  20060701        012         2.250    5.00000       02.00      0005000     0005000
6019542908  20060701        012         2.250    5.00000       02.00      0005000     0005000
6021221046  20060601        012         2.250    5.00000       02.00      0005000     0005000
6021650707  20060701        012         2.250    5.00000       02.00      0005000     0005000
6022342643  20060701        012         2.250    5.00000       02.00      0005000     0005000
6023165183  20060701        012         2.250    5.00000       02.00      0005000     0005000
6024968692  20060701        012         2.250    5.00000       02.00      0005000     0005000
6025331676  20060601        012         2.250    5.00000       02.00      0005000     0005000
6026583804  20060701        012         2.250    5.00000       02.00      0005000     0005000
6027151759  20060601        012         2.250    5.00000       02.00      0005000     0004750
6028730445  20060701        012         2.250    5.00000       02.00      0005000     0005000
6031450528  20060701        012         2.250    5.00000       02.00      0005000     0005000
6031701920  20060701        012         2.250    5.00000       02.00      0005000     0005000
6033570869  20060601        012         2.250    5.00000       02.00      0005000     0005000
6033640936  20060601        012         2.250    5.00000       02.00      0005000     0004625
6033664944  20060601        012         2.250    5.00000       02.00      0005000     0004750
6033707248  20060701        012         2.250    5.00000       02.00      0005000     0005000
6033748143  20060701        012         2.250    5.00000       02.00      0005000     0005000
6034241395  20060701        012         2.250    5.00000       02.00      0005000     0005000
6034987567  20060601        012         2.250    5.00000       02.00      0005000     0005000
6035359295  20060701        012         2.250    5.00000       02.00      0005000     0005000
6037941827  20060701        012         2.250    5.00000       02.00      0005000     0005000
6038997885  20060701        012         2.250    5.00000       02.00      0005000     0005000
6039602161  20060601        012         2.250    5.00000       02.00      0005000     0005000
6040004589  20060601        012         2.250    5.00000       02.00      0005000     0005000
6040120716  20060701        012         2.250    5.00000       02.00      0005000     0005000
6040371046  20060601        012         2.250    5.00000       02.00      0005000     0004375
6041410033  20060601        012         2.250    5.00000       02.00      0005000     0004500
6041603066  20060601        012         2.250    5.00000       02.00      0005000     0004750
6041665305  20060701        012         2.250    5.00000       02.00      0005000     0005000
6042238649  20060701        012         2.250    5.00000       02.00      0005000     0005000
6042507696  20060601        012         2.250    5.00000       02.00      0005000     0004000
6043485389  20060601        012         2.250    5.00000       02.00      0005000     0005000
6043652319  20060601        012         2.250    5.00000       02.00      0005000     0004625
6043732665  20060701        012         2.250    5.00000       02.00      0005000     0005000
6043897443  20060601        012         2.250    5.00000       02.00      0005000     0004000
6044287156  20060701        012         2.250    5.00000       02.00      0005000     0005000
6045867501  20060601        012         2.250    5.00000       02.00      0005000     0004625
6046227796  20060601        012         2.250    5.00000       02.00      0005000     0005000
6048706177  20060601        012         2.250    5.00000       02.00      0005000     0004250
6048747676  20060701        012         2.250    5.00000       02.00      0005000     0005000
6050861985  20060701        012         2.250    5.00000       02.00      0005000     0005000
6051492467  20060601        012         2.250    5.00000       02.00      0005000     0005000
6051640578  20060601        012         2.250    5.00000       02.00      0005000     0004875
6053518780  20060601        012         2.250    5.00000       02.00      0005000     0005000
6053823461  20060601        012         2.250    5.00000       02.00      0005000     0004375
6054441602  20060701        012         2.250    5.00000       02.00      0005000     0005000
6054444028  20060601        012         2.250    5.00000       02.00      0005000     0005000
6054446403  20060701        012         2.250    5.00000       02.00      0005000     0005000
6055261538  20060701        012         2.250    5.00000       02.00      0005000     0005000
6057632751  20060601        012         2.250    5.00000       02.00      0005000     0004750
6058543502  20060701        012         2.250    5.00000       02.00      0005000     0005000
6058719391  20060701        012         2.250    5.00000       02.00      0005000     0005000
6059436037  20060701        012         2.250    5.00000       02.00      0005000     0005000
6060670848  20060701        012         2.250    5.00000       02.00      0005000     0005000
6061050321  20060601        012         2.250    5.00000       02.00      0005000     0005000
6061935059  20060601        012         2.250    5.00000       02.00      0005000     0004875
6063181926  20060701        012         2.250    5.00000       02.00      0005000     0005000
6064114496  20060701        012         2.250    5.00000       02.00      0005000     0005000
6065066893  20060701        012         2.250    5.00000       02.00      0005000     0005000
6066952984  20060701        012         2.250    5.00000       02.00      0005000     0005000
6068221099  20060701        012         2.250    5.00000       02.00      0005000     0005000
6070064800  20060701        012         2.250    5.00000       02.00      0005000     0005000
6071151267  20060701        012         2.250    5.00000       02.00      0005000     0005000
6071702820  20060701        012         2.250    5.00000       02.00      0005000     0005000
6073182500  20060701        012         2.250    5.00000       02.00      0005000     0005000
6073396332  20060701        012         2.250    5.00000       02.00      0005000     0005000
6073998186  20060601        012         2.250    5.00000       02.00      0005000     0004750
6075418779  20060601        012         2.250    5.00000       02.00      0005000     0005000
6076116398  20060601        012         2.250    5.00000       02.00      0005000     0004625
6077184502  20060701        012         2.250    5.00000       02.00      0005000     0005000
6077426465  20060601        012         2.250    5.00000       02.00      0005000     0005000
6077778691  20060601        012         2.250    5.00000       02.00      0005000     0005000
6077947866  20060601        012         2.250    5.00000       02.00      0005000     0005000
6078045702  20060701        012         2.250    5.00000       02.00      0005000     0005000
6079442494  20060601        012         2.250    5.00000       02.00      0005000     0005000
6079540727  20060601        012         2.250    5.00000       02.00      0005000     0005000
6083383544  20060701        012         2.250    5.00000       02.00      0005000     0005000
6084091708  20060601        012         2.250    5.00000       02.00      0005000     0005000
6085688858  20060601        012         2.250    5.00000       02.00      0005000     0005000
6088617573  20060701        012         2.250    5.00000       02.00      0005000     0005000
6089629858  20060601        012         2.250    5.00000       02.00      0005000     0005000
6090618569  20060601        012         2.250    5.00000       02.00      0005000     0004625
6092395059  20060601        012         2.250    5.00000       02.00      0005000     0005000
6094297261  20060701        012         2.250    5.00000       02.00      0005000     0005000
6094611271  20060601        012         2.250    5.00000       02.00      0005000     0004625
6094633556  20060701        012         2.250    5.00000       02.00      0005000     0005000
6094653158  20060601        012         2.250    5.00000       02.00      0005000     0005000
6103303027  20060601        012         2.250    5.00000       02.00      0005000     0005000
6103687874  20060701        012         2.250    5.00000       02.00      0005000     0005000
6103940851  20060601        012         2.250    5.00000       02.00      0005000     0004875
6106112912  20060601        012         2.250    5.00000       02.00      0005000     0004750
6106912576  20060601        012         2.250    5.00000       02.00      0005000     0005000
6108062818  20060601        012         2.250    5.00000       02.00      0005000     0005000
6108424976  20060601        012         2.250    5.00000       02.00      0005000     0005000
6108476042  20060601        012         2.250    5.00000       02.00      0005000     0004500
6108969699  20060701        012         2.250    5.00000       02.00      0005000     0005000
6109047727  20060601        012         2.250    5.00000       02.00      0005000     0004750
6109056371  20060601        012         2.250    5.00000       02.00      0005000     0004500
6109800190  20060701        012         2.250    5.00000       02.00      0005000     0005000
6109974045  20060601        012         2.250    5.00000       02.00      0005000     0005000
6111843618  20060701        012         2.250    5.00000       02.00      0005000     0005000
6112559494  20060601        012         2.250    5.00000       02.00      0005000     0004625
6112578817  20060601        012         2.250    5.00000       02.00      0005000     0005000
6113339169  20060701        012         2.250    5.00000       02.00      0005000     0005000
6113845074  20060701        012         2.250    5.00000       02.00      0005000     0005000
6114630251  20060701        012         2.250    5.00000       02.00      0005000     0005000
6114882704  20060601        012         2.250    5.00000       02.00      0005000     0005000
6114979815  20060701        012         2.250    5.00000       02.00      0005000     0005000
6115427053  20060701        012         2.250    5.00000       02.00      0005000     0005000
6115963347  20060601        012         2.250    5.00000       02.00      0005000     0005000
6116160265  20060701        012         2.250    5.00000       02.00      0005000     0005000
6118559852  20060701        012         2.250    5.00000       02.00      0005000     0005000
6120751976  20060601        012         2.250    5.00000       02.00      0005000     0004500
6121330895  20060601        012         2.250    5.00000       02.00      0005000     0005000
6122597401  20060601        012         2.250    5.00000       02.00      0005000     0005000
6123895333  20060601        012         2.250    5.00000       02.00      0005000     0005000
6127364336  20060701        012         2.250    5.00000       02.00      0005000     0005000
6128204168  20060601        012         2.250    5.00000       02.00      0005000     0004500
6129232259  20060301        012         2.250    5.00000       02.00      0005000     0005000
6129439557  20060601        012         2.250    5.00000       02.00      0005000     0005000
6129439599  20060601        012         2.250    5.00000       02.00      0005000     0004125
6130304121  20060701        012         2.250    5.00000       02.00      0005000     0005000
6130577775  20060601        012         2.250    5.00000       02.00      0005000     0004625
6130804815  20060601        012         2.250    5.00000       02.00      0005000     0004125
6131562008  20060601        012         2.250    5.00000       02.00      0005000     0004625
6131843838  20060601        012         2.250    5.00000       02.00      0005000     0005000
6132497774  20060701        012         2.250    5.00000       02.00      0005000     0005000
6133925674  20060601        012         2.250    5.00000       02.00      0005000     0005000
6135489570  20060601        012         2.250    5.00000       02.00      0005000     0004625
6136744924  20060601        012         2.250    5.00000       02.00      0005000     0005000
6136968697  20060601        012         2.250    5.00000       02.00      0005000     0005000
6137589732  20060701        012         2.250    5.00000       02.00      0005000     0005000
6137822034  20060601        012         2.250    5.00000       02.00      0005000     0004250
6137939663  20060701        012         2.250    5.00000       02.00      0005000     0005000
6140585354  20060601        012         2.250    5.00000       02.00      0005000     0005000
6140636405  20060701        012         2.250    5.00000       02.00      0005000     0005000
6141985702  20060601        012         2.250    5.00000       02.00      0005000     0005000
6142630885  20060601        012         2.250    5.00000       02.00      0005000     0005000
6143326020  20060701        012         2.250    5.00000       02.00      0005000     0005000
6144489876  20060701        012         2.250    5.00000       02.00      0005000     0005000
6144752315  20060701        012         2.250    5.00000       02.00      0005000     0005000
6144780985  20060701        012         2.250    5.00000       02.00      0005000     0005000
6145194855  20060701        012         2.250    5.00000       02.00      0005000     0005000
6146990947  20060601        012         2.250    5.00000       02.00      0005000     0005000
6147502485  20060601        012         2.250    5.00000       02.00      0005000     0005000
6147543083  20060601        012         2.250    5.00000       02.00      0005000     0005000
6147872250  20060601        012         2.250    5.00000       02.00      0005000     0005000
6148280685  20060601        012         2.250    5.00000       02.00      0005000     0005000
6151938203  20060601        012         2.250    5.00000       02.00      0005000     0004875
6152486855  20060701        012         2.250    5.00000       02.00      0005000     0005000
6154009465  20060601        012         2.250    5.00000       02.00      0005000     0005000
6154021072  20060601        012         2.250    5.00000       02.00      0005000     0004625
6155936104  20060601        012         2.250    5.00000       02.00      0005000     0005000
6158296175  20060701        012         2.250    5.00000       02.00      0005000     0005000
6159873592  20060701        012         2.250    5.00000       02.00      0005000     0005000
6161497851  20060701        012         2.250    5.00000       02.00      0005000     0005000
6161734659  20060701        012         2.250    5.00000       02.00      0005000     0005000
6162703976  20060601        012         2.250    5.00000       02.00      0005000     0005000
6164096403  20060601        012         2.250    5.00000       02.00      0005000     0004125
6165051100  20060701        012         2.250    5.00000       02.00      0005000     0005000
6166395860  20060601        012         2.250    5.00000       02.00      0005000     0005000
6167536504  20060701        012         2.250    5.00000       02.00      0005000     0005000
6167863247  20060601        012         2.250    5.00000       02.00      0005000     0004750
6168408166  20060701        012         2.250    5.00000       02.00      0005000     0005000
6168421318  20060601        012         2.250    5.00000       02.00      0005000     0005000
6172374115  20060601        012         2.250    5.00000       02.00      0005000     0005000
6175235081  20060701        012         2.250    5.00000       02.00      0005000     0005000
6175690772  20060601        012         2.250    5.00000       02.00      0005000     0005000
6176243282  20060601        012         2.250    5.00000       02.00      0005000     0004375
6176579719  20060601        012         2.250    5.00000       02.00      0005000     0005000
6177387146  20060701        012         2.250    5.00000       02.00      0005000     0005000
6179246738  20060701        012         2.250    5.00000       02.00      0005000     0005000
6181463271  20060601        012         2.250    5.00000       02.00      0005000     0004250
6183193967  20060701        012         2.250    5.00000       02.00      0005000     0005000
6188354143  20060701        012         2.250    5.00000       02.00      0005000     0005000
6188710914  20060701        012         2.250    5.00000       02.00      0005000     0005000
6189085019  20060601        012         2.250    5.00000       02.00      0005000     0005000
6190531977  20060601        012         2.250    5.00000       02.00      0005000     0005000
6192802764  20060601        012         2.250    5.00000       02.00      0005000     0004625
6193586333  20060701        012         2.250    5.00000       02.00      0005000     0005000
6194181068  20060601        012         2.250    5.00000       02.00      0005000     0004875
6194369382  20060601        012         2.250    5.00000       02.00      0005000     0004250
6194485485  20060601        012         2.250    5.00000       02.00      0005000     0005000
6195736563  20060701        012         2.250    5.00000       02.00      0005000     0005000
6198237312  20060701        012         2.250    5.00000       02.00      0005000     0005000
6198237486  20060601        012         2.250    5.00000       02.00      0005000     0003625
6199296408  20060601        012         2.250    5.00000       02.00      0005000     0004375
6200772751  20060601        012         2.250    5.00000       02.00      0005000     0005000
6203261745  20060601        012         2.250    5.00000       02.00      0005000     0005000
6204123241  20060701        012         2.250    5.00000       02.00      0005000     0005000
6204488768  20060601        012         2.250    5.00000       02.00      0005000     0005000
6205632851  20060601        012         2.250    5.00000       02.00      0005000     0004625
6205918292  20060601        012         2.250    5.00000       02.00      0005000     0005000
6206812924  20060701        012         2.250    5.00000       02.00      0005000     0005000
6207048544  20060601        012         2.250    5.00000       02.00      0005000     0005000
6208149796  20060601        012         2.250    5.00000       02.00      0005000     0004625
6208218849  20060701        012         2.250    5.00000       02.00      0005000     0005000
6209126231  20060701        012         2.250    5.00000       02.00      0005000     0005000
6210118813  20060601        012         2.250    5.00000       02.00      0005000     0004875
6211861692  20060601        012         2.250    5.00000       02.00      0005000     0004875
6212123555  20060601        012         2.250    5.00000       02.00      0005000     0004875
6212603804  20060601        012         2.250    5.00000       02.00      0005000     0004750
6213441139  20060701        012         2.250    5.00000       02.00      0005000     0005000
6213710970  20060701        012         2.250    5.00000       02.00      0005000     0005000
6214518893  20060601        012         2.250    5.00000       02.00      0005000     0004375
6214562586  20060701        012         2.250    5.00000       02.00      0005000     0005000
6216054681  20060601        012         2.250    5.00000       02.00      0005000     0004750
6216712734  20060601        012         2.250    5.00000       02.00      0005000     0005000
6217184156  20060601        012         2.250    5.00000       02.00      0005000     0004250
6217280764  20060701        012         2.250    5.00000       02.00      0005000     0005000
6218029509  20060601        012         2.250    5.00000       02.00      0005000     0005000
6218831193  20060601        012         2.250    5.00000       02.00      0005000     0004625
6219284400  20060601        012         2.250    5.00000       02.00      0005000     0004750
6220218181  20060701        012         2.250    5.00000       02.00      0005000     0005000
6223264125  20060601        012         2.250    5.00000       02.00      0005000     0004500
6224869997  20060601        012         2.250    5.00000       02.00      0005000     0004375
6225128583  20060601        012         2.250    5.00000       02.00      0005000     0004500
6225290276  20060601        012         2.250    5.00000       02.00      0005000     0005000
6225671061  20060701        012         2.250    5.00000       02.00      0005000     0005000
6226622113  20060601        012         2.250    5.00000       02.00      0005000     0004625
6226968979  20060701        012         2.250    5.00000       02.00      0005000     0005000
6228292642  20060701        012         2.250    5.00000       02.00      0005000     0005000
6228569775  20060701        012         2.250    5.00000       02.00      0005000     0005000
6228665763  20060701        012         2.250    5.00000       02.00      0005000     0005000
6229294522  20060601        012         2.250    5.00000       02.00      0005000     0005000
6232373875  20060601        012         2.250    5.00000       02.00      0005000     0005000
6233116851  20060701        012         2.250    5.00000       02.00      0005000     0005000
6233612198  20060601        012         2.250    5.00000       02.00      0005000     0004625
6234006242  20060701        012         2.250    5.00000       02.00      0005000     0005000
6234889274  20060601        012         2.250    5.00000       02.00      0005000     0004625
6235079883  20060601        012         2.250    5.00000       02.00      0005000     0004375
6237070294  20060601        012         2.250    5.00000       02.00      0005000     0003750
6238066754  20060701        012         2.250    5.00000       02.00      0005000     0005000
6238284944  20060601        012         2.250    5.00000       02.00      0005000     0005000
6239288399  20060601        012         2.250    5.00000       02.00      0005000     0004250
6239676262  20060601        012         2.250    5.00000       02.00      0005000     0004750
6240035672  20060701        012         2.250    5.00000       02.00      0005000     0005000
6240195559  20060701        012         2.250    5.00000       02.00      0005000     0005000
6241325015  20060701        012         2.250    5.00000       02.00      0005000     0005000
6242242060  20060701        012         2.250    5.00000       02.00      0005000     0005000
6242578620  20060701        012         2.250    5.00000       02.00      0005000     0005000
6243302467  20060601        012         2.250    5.00000       02.00      0005000     0004625
6243565857  20060601        012         2.250    5.00000       02.00      0005000     0004750
6243617914  20060601        012         2.250    5.00000       02.00      0005000     0005000
6243723423  20060601        012         2.250    5.00000       02.00      0005000     0003500
6244389240  20060701        012         2.250    5.00000       02.00      0005000     0005000
6245576951  20060601        012         2.250    5.00000       02.00      0005000     0005000
6245620031  20060601        012         2.250    5.00000       02.00      0005000     0004250
6245771263  20060701        012         2.250    5.00000       02.00      0005000     0005000
6248129808  20060701        012         2.250    5.00000       02.00      0005000     0005000
6248236934  20060701        012         2.250    5.00000       02.00      0005000     0005000
6248877810  20060701        012         2.250    5.00000       02.00      0005000     0005000
6261414830  20060701        012         2.250    5.00000       02.00      0005000     0005000
6261972902  20060601        012         2.250    5.00000       02.00      0005000     0004375
6263630755  20060701        012         2.250    5.00000       02.00      0005000     0005000
6264751675  20060601        012         2.250    5.00000       02.00      0005000     0005000
6265970811  20060601        012         2.250    5.00000       02.00      0005000     0005000
6266856951  20060701        012         2.250    5.00000       02.00      0005000     0005000
6269720378  20060701        012         2.250    5.00000       02.00      0005000     0005000
6272556801  20060701        012         2.250    5.00000       02.00      0005000     0005000
6273233889  20060701        012         2.250    5.00000       02.00      0005000     0005000
6273453800  20060601        012         2.250    5.00000       02.00      0005000     0005000
6273989332  20060601        012         2.250    5.00000       02.00      0005000     0005000
6274592929  20060601        012         2.250    5.00000       02.00      0005000     0004875
6274904231  20060601        012         2.250    5.00000       02.00      0005000     0005000
6276010631  20060701        012         2.250    5.00000       02.00      0005000     0005000
6276765192  20060601        012         2.250    5.00000       02.00      0005000     0004375
6277715931  20060601        012         2.250    5.00000       02.00      0005000     0005000
6280415099  20060601        012         2.250    5.00000       02.00      0005000     0005000
6281766201  20060701        012         2.250    5.00000       02.00      0005000     0005000
6281793692  20060701        012         2.250    5.00000       02.00      0005000     0005000
6282101614  20060601        012         2.250    5.00000       02.00      0005000     0005000
6282264172  20060701        012         2.250    5.00000       02.00      0005000     0005000
6282846036  20060601        012         2.250    5.00000       02.00      0005000     0004875
6283243423  20060601        012         2.250    5.00000       02.00      0005000     0004625
6283358502  20060601        012         2.250    5.00000       02.00      0005000     0004875
6283492178  20060701        012         2.250    5.00000       02.00      0005000     0005000
6286437964  20060601        012         2.250    5.00000       02.00      0005000     0004750
6286781361  20060601        012         2.250    5.00000       02.00      0005000     0005000
6287750654  20060601        012         2.250    5.00000       02.00      0005000     0004750
6288073957  20060601        012         2.250    5.00000       02.00      0005000     0004500
6291167317  20060701        012         2.250    5.00000       02.00      0005000     0005000
6291302724  20060701        012         2.250    5.00000       02.00      0005000     0005000
6291445531  20060601        012         2.250    5.00000       02.00      0005000     0004750
6291459805  20060601        012         2.250    5.00000       02.00      0005000     0005000
6294287906  20060601        012         2.250    5.00000       02.00      0005000     0005000
6294945636  20060601        012         2.250    5.00000       02.00      0005000     0004750
6295879354  20060601        012         2.250    5.00000       02.00      0005000     0005000
6296279182  20060701        012         2.250    5.00000       02.00      0005000     0005000
6297254978  20060701        012         2.250    5.00000       02.00      0005000     0005000
6297933944  20060601        012         2.250    5.00000       02.00      0005000     0005000
6298094068  20060601        012         2.250    5.00000       02.00      0005000     0005000
6298194876  20060701        012         2.250    5.00000       02.00      0005000     0005000
6299015815  20060601        012         2.250    5.00000       02.00      0005000     0005000
6300232037  20060601        012         2.250    5.00000       02.00      0005000     0005000
6302648495  20060601        012         2.250    5.00000       02.00      0005000     0004500
6304195479  20060601        012         2.250    5.00000       02.00      0005000     0004250
6304971853  20060601        012         2.250    5.00000       02.00      0005000     0005000
6307187705  20060601        012         2.250    5.00000       02.00      0005000     0004250
6308766713  20060601        012         2.250    5.00000       02.00      0005000     0005000
6308937462  20060701        012         2.250    5.00000       02.00      0005000     0005000
6310392490  20060601        012         2.250    5.00000       02.00      0005000     0005000
6311148404  20060601        012         2.250    5.00000       02.00      0005000     0005000
6311880584  20060701        012         2.250    5.00000       02.00      0005000     0005000
6312884262  20060701        012         2.250    5.00000       02.00      0005000     0005000
6316995577  20060601        012         2.250    5.00000       02.00      0005000     0004375
6320785766  20060601        012         2.250    5.00000       02.00      0005000     0005000
6321334481  20060701        012         2.250    5.00000       02.00      0005000     0005000
6321902428  20060701        012         2.250    5.00000       02.00      0005000     0005000
6322468429  20060701        012         2.250    5.00000       02.00      0005000     0005000
6322521433  20060601        012         2.250    5.00000       02.00      0005000     0005000
6322711315  20060701        012         2.250    5.00000       02.00      0005000     0005000
6322795888  20060601        012         2.250    5.00000       02.00      0005000     0005000
6322949485  20060701        012         2.250    5.00000       02.00      0005000     0005000
6323116605  20060601        012         2.250    5.00000       02.00      0005000     0005000
6324591251  20060601        012         2.250    5.00000       02.00      0005000     0005000
6325147988  20060701        012         2.250    5.00000       02.00      0005000     0005000
6328820987  20060601        012         2.250    5.00000       02.00      0005000     0004750
6329100389  20060701        012         2.250    5.00000       02.00      0005000     0005000
6329979303  20060701        012         2.250    5.00000       02.00      0005000     0005000
6330398816  20060701        012         2.250    5.00000       02.00      0005000     0005000
6330570901  20060701        012         2.250    5.00000       02.00      0005000     0005000
6333108071  20060601        012         2.250    5.00000       02.00      0005000     0005000
6334104749  20060701        012         2.250    5.00000       02.00      0005000     0005000
6335751621  20060601        012         2.250    5.00000       02.00      0005000     0005000
6335965098  20060701        012         2.250    5.00000       02.00      0005000     0005000
6336079691  20060301        012         2.250    5.00000       02.00      0005000     0005000
6337341272  20060701        012         2.250    5.00000       02.00      0005000     0005000
6337934068  20060701        012         2.250    5.00000       02.00      0005000     0005000
6338116269  20060601        012         2.250    5.00000       02.00      0005000     0004750
6338126508  20060601        012         2.250    5.00000       02.00      0005000     0004750
6338694687  20060601        012         2.250    5.00000       02.00      0005000     0004875
6338812578  20060601        012         2.250    5.00000       02.00      0005000     0005000
6344065518  20060701        012         2.250    5.00000       02.00      0005000     0005000
6344698250  20060601        012         2.250    5.00000       02.00      0005000     0004625
6345014176  20060701        012         2.250    5.00000       02.00      0005000     0005000
6348090587  20060701        012         2.250    5.00000       02.00      0005000     0005000
6349193935  20060701        012         2.250    5.00000       02.00      0005000     0005000
6351293045  20060601        012         2.250    5.00000       02.00      0005000     0004250
6351799231  20060601        012         2.250    5.00000       02.00      0005000     0004250
6351996829  20060701        012         2.250    5.00000       02.00      0005000     0005000
6353289850  20060701        012         2.250    5.00000       02.00      0005000     0005000
6353541300  20060701        012         2.250    5.00000       02.00      0005000     0005000
6354947886  20060701        012         2.250    5.00000       02.00      0005000     0005000
6356470705  20060701        012         2.250    5.00000       02.00      0005000     0005000
6356483971  20060601        012         2.250    5.00000       02.00      0005000     0004125
6356663366  20060601        012         2.250    5.00000       02.00      0005000     0004750
6357636742  20060601        012         2.250    5.00000       02.00      0005000     0005000
6357960761  20060701        012         2.250    5.00000       02.00      0005000     0005000
6361050179  20060601        012         2.250    5.00000       02.00      0005000     0004500
6361357251  20060701        012         2.250    5.00000       02.00      0005000     0005000
6361364414  20060601        012         2.250    5.00000       02.00      0005000     0005000
6362850247  20060601        012         2.250    5.00000       02.00      0005000     0005000
6363770840  20060701        012         2.250    5.00000       02.00      0005000     0005000
6365942355  20060701        012         2.250    5.00000       02.00      0005000     0005000
6366270962  20060701        012         2.250    5.00000       02.00      0005000     0005000
6367040885  20060601        012         2.250    5.00000       02.00      0005000     0004250
6367567564  20060601        012         2.250    5.00000       02.00      0005000     0005000
6367901185  20060701        012         2.250    5.00000       02.00      0005000     0005000
6369519001  20060601        012         2.250    5.00000       02.00      0005000     0004375
6371296481  20060601        012         2.250    5.00000       02.00      0005000     0005000
6371361871  20060701        012         2.250    5.00000       02.00      0005000     0005000
6371732170  20060601        012         2.250    5.00000       02.00      0005000     0004625
6373032504  20060601        012         2.250    5.00000       02.00      0005000     0003750
6373034708  20060701        012         2.250    5.00000       02.00      0005000     0005000
6373684932  20060701        012         2.250    5.00000       02.00      0005000     0005000
6373730545  20060601        012         2.250    5.00000       02.00      0005000     0004375
6373758736  20060701        012         2.250    5.00000       02.00      0005000     0005000
6375445142  20060601        012         2.250    5.00000       02.00      0005000     0004625
6375731673  20060701        012         2.250    5.00000       02.00      0005000     0005000
6376282643  20060701        012         2.250    5.00000       02.00      0005000     0005000
6376690043  20060601        012         2.250    5.00000       02.00      0005000     0004750
6376743727  20060601        012         2.250    5.00000       02.00      0005000     0004500
6377669152  20060701        012         2.250    5.00000       02.00      0005000     0005000
6377938136  20060601        012         2.250    5.00000       02.00      0005000     0005000
6378459504  20060601        012         2.250    5.00000       02.00      0005000     0005000
6378700162  20060601        012         2.250    5.00000       02.00      0005000     0004750
6378752429  20060601        012         2.250    5.00000       02.00      0005000     0005000
6379850743  20060701        012         2.250    5.00000       02.00      0005000     0005000
6381607800  20060601        012         2.250    5.00000       02.00      0005000     0004875
6381968558  20060601        012         2.250    5.00000       02.00      0005000     0004625
6382411228  20060601        012         2.250    5.00000       02.00      0005000     0005000
6382457148  20060701        012         2.250    5.00000       02.00      0005000     0005000
6384983083  20060701        012         2.250    5.00000       02.00      0005000     0005000
6385816720  20060601        012         2.250    5.00000       02.00      0005000     0004500
6386012584  20060701        012         2.250    5.00000       02.00      0005000     0005000
6386299652  20060701        012         2.250    5.00000       02.00      0005000     0005000
6387124776  20060701        012         2.250    5.00000       02.00      0005000     0005000
6387654541  20060601        012         2.250    5.00000       02.00      0005000     0005000
6388013200  20060701        012         2.250    5.00000       02.00      0005000     0005000
6390072202  20060601        012         2.250    5.00000       02.00      0005000     0005000
6392353683  20060701        012         2.250    5.00000       02.00      0005000     0005000
6392429723  20060601        012         2.250    5.00000       02.00      0005000     0005000
6394523762  20060601        012         2.250    5.00000       02.00      0005000     0004750
6395252395  20060701        012         2.250    5.00000       02.00      0005000     0005000
6397603678  20060601        012         2.250    5.00000       02.00      0005000     0005000
6399511960  20060601        012         2.250    5.00000       02.00      0005000     0005000
6399755419  20060601        012         2.250    5.00000       02.00      0005000     0003125
6399822003  20060601        012         2.250    5.00000       02.00      0005000     0005000
6400652787  20060701        012         2.250    5.00000       02.00      0005000     0005000
6401278046  20060601        012         2.250    5.00000       02.00      0005000     0004500
6402197203  20060701        012         2.250    5.00000       02.00      0005000     0005000
6403151977  20060701        012         2.250    5.00000       02.00      0005000     0005000
6404244847  20060601        012         2.250    5.00000       02.00      0005000     0004375
6404837509  20060701        012         2.250    5.00000       02.00      0005000     0005000
6407007977  20060701        012         2.250    5.00000       02.00      0005000     0005000
6407723185  20060601        012         2.250    5.00000       02.00      0005000     0005000
6408209424  20060601        012         2.250    5.00000       02.00      0005000     0005000
6409120695  20060701        012         2.250    5.00000       02.00      0005000     0005000
6411662437  20060601        012         2.250    5.00000       02.00      0005000     0004625
6415121059  20060701        012         2.250    5.00000       02.00      0005000     0005000
6417023626  20060701        012         2.250    5.00000       02.00      0005000     0005000
6419474165  20060601        012         2.250    5.00000       02.00      0005000     0005000
6420844869  20060601        012         2.250    5.00000       02.00      0005000     0004750
6421250249  20060601        012         2.250    5.00000       02.00      0005000     0004625
6421529964  20060601        012         2.250    5.00000       02.00      0005000     0005000
6424490768  20060701        012         2.250    5.00000       02.00      0005000     0005000
6425578041  20060701        012         2.250    5.00000       02.00      0005000     0005000
6427612376  20060701        012         2.250    5.00000       02.00      0005000     0005000
6427826273  20060701        012         2.250    5.00000       02.00      0005000     0005000
6429474262  20060601        012         2.250    5.00000       02.00      0005000     0004625
6430057791  20060601        012         2.250    5.00000       02.00      0005000     0005000
6431632220  20060601        012         2.250    5.00000       02.00      0005000     0004625
6432636410  20060601        012         2.250    5.00000       02.00      0005000     0004750
6433718803  20060701        012         2.250    5.00000       02.00      0005000     0005000
6433802698  20060701        012         2.250    5.00000       02.00      0005000     0005000
6433980221  20060601        012         2.250    5.00000       02.00      0005000     0004500
6435270845  20060601        012         2.250    5.00000       02.00      0005000     0004250
6439572998  20060601        012         2.250    5.00000       02.00      0005000     0005000
6442659089  20060601        012         2.250    5.00000       02.00      0005000     0004625
6443225831  20060601        012         2.250    5.00000       02.00      0005000     0005000
6443860546  20060601        012         2.250    5.00000       02.00      0005000     0005000
6446077395  20060601        012         2.250    5.00000       02.00      0005000     0004625
6446392570  20060601        012         2.250    5.00000       02.00      0005000     0004750
6447943819  20060601        012         2.250    5.00000       02.00      0005000     0004500
6448154457  20060601        012         2.250    5.00000       02.00      0005000     0005000
6448576444  20060601        012         2.250    5.00000       02.00      0005000     0004750
6450046807  20060601        012         2.250    5.00000       02.00      0005000     0004750
6452884999  20060701        012         2.250    5.00000       02.00      0005000     0005000
6453624923  20060601        012         2.250    5.00000       02.00      0005000     0005000
6454125706  20060601        012         2.250    5.00000       02.00      0005000     0004875
6455383403  20060701        012         2.250    5.00000       02.00      0005000     0005000
6458855282  20060601        012         2.250    5.00000       02.00      0005000     0005000
6461586544  20060701        012         2.250    5.00000       02.00      0005000     0005000
6462830537  20060701        012         2.250    5.00000       02.00      0005000     0005000
6463564077  20060701        012         2.250    5.00000       02.00      0005000     0005000
6465021209  20060601        012         2.250    5.00000       02.00      0005000     0005000
6465046065  20060701        012         2.250    5.00000       02.00      0005000     0005000
6469696410  20060601        012         2.250    5.00000       02.00      0005000     0005000
6470934461  20060601        012         2.250    5.00000       02.00      0005000     0005000
6473577135  20060701        012         2.250    5.00000       02.00      0005000     0005000
6474336101  20060601        012         2.250    5.00000       02.00      0005000     0003125
6475516636  20060701        012         2.250    5.00000       02.00      0005000     0005000
6477312034  20060701        012         2.250    5.00000       02.00      0005000     0005000
6478712752  20060701        012         2.250    5.00000       02.00      0005000     0005000
6480500542  20060601        012         2.250    5.00000       02.00      0005000     0004625
6480536942  20060701        012         2.250    5.00000       02.00      0005000     0005000
6482830186  20060601        012         2.250    5.00000       02.00      0005000     0005000
6483291362  20060701        012         2.250    5.00000       02.00      0005000     0005000
6484504185  20060701        012         2.250    5.00000       02.00      0005000     0005000
6485990474  20060601        012         2.250    5.00000       02.00      0005000     0005000
6488980647  20060601        012         2.250    5.00000       02.00      0005000     0004375
6489615135  20060601        012         2.250    5.00000       02.00      0005000     0004875
6490047518  20060601        012         2.250    5.00000       02.00      0005000     0004625
6491202203  20060701        012         2.250    5.00000       02.00      0005000     0005000
6491820764  20060701        012         2.250    5.00000       02.00      0005000     0005000
6492539082  20060701        012         2.250    5.00000       02.00      0005000     0005000
6493266669  20060601        012         2.250    5.00000       02.00      0005000     0005000
6493397225  20060701        012         2.250    5.00000       02.00      0005000     0005000
6493520800  20060601        012         2.250    5.00000       02.00      0005000     0004750
6493538828  20060601        012         2.250    5.00000       02.00      0005000     0005000
6494472092  20060601        012         2.250    5.00000       02.00      0005000     0005000
6495202829  20060601        012         2.250    5.00000       02.00      0005000     0004750
6499084975  20060701        012         2.250    5.00000       02.00      0005000     0005000
6500159774  20060701        012         2.250    5.00000       02.00      0005000     0005000
6500377327  20060601        012         2.250    5.00000       02.00      0005000     0005000
6502761379  20060601        012         2.250    5.00000       02.00      0005000     0005000
6503609601  20060601        012         2.250    5.00000       02.00      0005000     0005000
6504514602  20060601        012         2.250    5.00000       02.00      0005000     0005000
6506229696  20060701        012         2.250    5.00000       02.00      0005000     0005000
6508649172  20060601        012         2.250    5.00000       02.00      0005000     0004750
6508825889  20060601        012         2.250    5.00000       02.00      0005000     0005000
6510496653  20060601        012         2.250    5.00000       02.00      0005000     0004750
6510534693  20060501        012         2.250    5.00000       02.00      0005000     0005000
6512037505  20060701        012         2.250    5.00000       02.00      0005000     0005000
6512653251  20060701        012         2.250    5.00000       02.00      0005000     0005000
6513611332  20060701        012         2.250    5.00000       02.00      0005000     0005000
6514740403  20060701        012         2.250    5.00000       02.00      0005000     0005000
6516084396  20060701        012         2.250    5.00000       02.00      0005000     0005000
6516645816  20060601        012         2.250    5.00000       02.00      0005000     0005000
6517480544  20060601        012         2.250    5.00000       02.00      0005000     0004750
6521768264  20060601        012         2.250    5.00000       02.00      0005000     0005000
6524467641  20060601        012         2.250    5.00000       02.00      0005000     0005000
6524729834  20060601        012         2.250    5.00000       02.00      0005000     0004625
6525129372  20060601        012         2.250    5.00000       02.00      0005000     0005000
6525740566  20060601        012         2.250    5.00000       02.00      0005000     0004250
6527172644  20060301        012         2.250    5.00000       02.00      0005000     0005000
6528457002  20060701        012         2.250    5.00000       02.00      0005000     0005000
6528627232  20060601        012         2.250    5.00000       02.00      0005000     0005000
6528923789  20060601        012         2.250    5.00000       02.00      0005000     0004500
6529988310  20060701        012         2.250    5.00000       02.00      0005000     0005000
6531022793  20060701        012         2.250    5.00000       02.00      0005000     0005000
6532423081  20060601        012         2.250    5.00000       02.00      0005000     0005000
6533012149  20060701        012         2.250    5.00000       02.00      0005000     0005000
6534050502  20060601        012         2.250    5.00000       02.00      0005000     0005000
6536415323  20060601        012         2.250    5.00000       02.00      0005000     0005000
6536662189  20060601        012         2.250    5.00000       02.00      0005000     0005000
6536728238  20060701        012         2.250    5.00000       02.00      0005000     0005000
6536922542  20060701        012         2.250    5.00000       02.00      0005000     0005000
6537510387  20060601        012         2.250    5.00000       02.00      0005000     0004625
6538238400  20060601        012         2.250    5.00000       02.00      0005000     0005000
6539180148  20060601        012         2.250    5.00000       02.00      0005000     0005000
6539470374  20060601        012         2.250    5.00000       02.00      0005000     0005000
6539569571  20060601        012         2.250    5.00000       02.00      0005000     0005000
6540113575  20060601        012         2.250    5.00000       02.00      0005000     0004625
6540382394  20060601        012         2.250    5.00000       02.00      0005000     0004625
6540604458  20060601        012         2.250    5.00000       02.00      0005000     0004625
6544568600  20060701        012         2.250    5.00000       02.00      0005000     0005000
6546562056  20060601        012         2.250    5.00000       02.00      0005000     0004625
6546636702  20060601        012         2.250    5.00000       02.00      0005000     0004750
6547024056  20060701        012         2.250    5.00000       02.00      0005000     0005000
6547084696  20060601        012         2.250    5.00000       02.00      0005000     0004625
6547629581  20060601        012         2.250    5.00000       02.00      0005000     0004125
6547774791  20060601        012         2.250    5.00000       02.00      0005000     0005000
6548393138  20060601        012         2.250    5.00000       02.00      0005000     0005000
6549485750  20060701        012         2.250    5.00000       02.00      0005000     0005000
6549781943  20060701        012         2.250    5.00000       02.00      0005000     0005000
6550407123  20060701        012         2.250    5.00000       02.00      0005000     0005000
6551886077  20060601        012         2.250    5.00000       02.00      0005000     0003125
6552092816  20060701        012         2.250    5.00000       02.00      0005000     0005000
6553712040  20060701        012         2.250    5.00000       02.00      0005000     0005000
6554519279  20060601        012         2.250    5.00000       02.00      0005000     0005000
6554692795  20060601        012         2.250    5.00000       02.00      0005000     0004875
6556249057  20060701        012         2.250    5.00000       02.00      0005000     0005000
6556482039  20060701        012         2.250    5.00000       02.00      0005000     0005000
6557477061  20060701        012         2.250    5.00000       02.00      0005000     0005000
6558361900  20060601        012         2.250    5.00000       02.00      0005000     0004875
6561319945  20060601        012         2.250    5.00000       02.00      0005000     0004875
6564496542  20060601        012         2.250    5.00000       02.00      0005000     0004625
6564712476  20060701        012         2.250    5.00000       02.00      0005000     0005000
6564804679  20060601        012         2.250    5.00000       02.00      0005000     0004625
6565980833  20060701        012         2.250    5.00000       02.00      0005000     0005000
6566259781  20060701        012         2.250    5.00000       02.00      0005000     0005000
6566822752  20060601        012         2.250    5.00000       02.00      0005000     0005000
6567333916  20060601        012         2.250    5.00000       02.00      0005000     0005000
6568731688  20060601        012         2.250    5.00000       02.00      0005000     0005000
6568733718  20060601        012         2.250    5.00000       02.00      0005000     0004750
6570117777  20060601        012         2.250    5.00000       02.00      0005000     0005000
6572602941  20060701        012         2.250    5.00000       02.00      0005000     0005000
6576268814  20060601        012         2.250    5.00000       02.00      0005000     0005000
6576943341  20060601        012         2.250    5.00000       02.00      0005000     0005000
6578486976  20060701        012         2.250    5.00000       02.00      0005000     0005000
6579170843  20060701        012         2.250    5.00000       02.00      0005000     0005000
6579489086  20060701        012         2.250    5.00000       02.00      0005000     0005000
6579710788  20060601        012         2.250    5.00000       02.00      0005000     0005000
6580395066  20060701        012         2.250    5.00000       02.00      0005000     0005000
6580484571  20060601        012         2.250    5.00000       02.00      0005000     0005000
6582904469  20060701        012         2.250    5.00000       02.00      0005000     0005000
6583901589  20060601        012         2.250    5.00000       02.00      0005000     0005000
6583988883  20060601        012         2.250    5.00000       02.00      0005000     0005000
6584435249  20060601        012         2.250    5.00000       02.00      0005000     0005000
6584564360  20060601        012         2.250    5.00000       02.00      0005000     0005000
6586479930  20060701        012         2.250    5.00000       02.00      0005000     0005000
6586543016  20060701        012         2.250    5.00000       02.00      0005000     0005000
6587406114  20060601        012         2.250    5.00000       02.00      0005000     0004375
6587572675  20060701        012         2.250    5.00000       02.00      0005000     0005000
6591342305  20060601        012         2.250    5.00000       02.00      0005000     0005000
6595978518  20060701        012         2.250    5.00000       02.00      0005000     0005000
6596371416  20060601        012         2.250    5.00000       02.00      0005000     0004500
6597313706  20060601        012         2.250    5.00000       02.00      0005000     0005000
6598075916  20060601        012         2.250    5.00000       02.00      0005000     0004875
6598700000  20060701        012         2.250    5.00000       02.00      0005000     0005000
6601362020  20060601        012         2.250    5.00000       02.00      0005000     0005000
6602553056  20060701        012         2.250    5.00000       02.00      0005000     0005000
6604414877  20060701        012         2.250    5.00000       02.00      0005000     0005000
6604537891  20060701        012         2.250    5.00000       02.00      0005000     0005000
6606090220  20060601        012         2.250    5.00000       02.00      0005000     0005000
6607485619  20060701        012         2.250    5.00000       02.00      0005000     0005000
6610149889  20060701        012         2.250    5.00000       02.00      0005000     0005000
6613318101  20060701        012         2.250    5.00000       02.00      0005000     0005000
6614255807  20060701        012         2.250    5.00000       02.00      0005000     0005000
6615081236  20060601        012         2.250    5.00000       02.00      0005000     0005000
6615892533  20060701        012         2.250    5.00000       02.00      0005000     0005000
6616051774  20060701        012         2.250    5.00000       02.00      0005000     0005000
6620336039  20060701        012         2.250    5.00000       02.00      0005000     0005000
6622558465  20060601        012         2.250    5.00000       02.00      0005000     0005000
6623556146  20060601        012         2.250    5.00000       02.00      0005000     0005000
6624099112  20060601        012         2.250    5.00000       02.00      0005000     0005000
6625213233  20060601        012         2.250    5.00000       02.00      0005000     0004750
6625400962  20060701        012         2.250    5.00000       02.00      0005000     0005000
6626666702  20060601        012         2.250    5.00000       02.00      0005000     0005000
6627250738  20060601        012         2.250    5.00000       02.00      0005000     0005000
6628104595  20060601        012         2.250    5.00000       02.00      0005000     0004625
6628705094  20060701        012         2.250    5.00000       02.00      0005000     0005000
6628751882  20060601        012         2.250    5.00000       02.00      0005000     0004875
6629779262  20060601        012         2.250    5.00000       02.00      0005000     0005000
6634185539  20060701        012         2.250    5.00000       02.00      0005000     0005000
6638170552  20060701        012         2.250    5.00000       02.00      0005000     0005000
6638680865  20060701        012         2.250    5.00000       02.00      0005000     0005000
6639964227  20060701        012         2.250    5.00000       02.00      0005000     0005000
6640021504  20060601        012         2.250    5.00000       02.00      0005000     0005000
6640109663  20060701        012         2.250    5.00000       02.00      0005000     0005000
6640205438  20060701        012         2.250    5.00000       02.00      0005000     0005000
6640372733  20060701        012         2.250    5.00000       02.00      0005000     0005000
6641374126  20060601        012         2.250    5.00000       02.00      0005000     0003875
6641722829  20060701        012         2.250    5.00000       02.00      0005000     0005000
6643197582  20060601        012         2.250    5.00000       02.00      0005000     0005000
6643620666  20060601        012         2.250    5.00000       02.00      0005000     0004625
6643847111  20060701        012         2.250    5.00000       02.00      0005000     0005000
6643884973  20060601        012         2.250    5.00000       02.00      0005000     0004875
6644188622  20060701        012         2.250    5.00000       02.00      0005000     0005000
6649210447  20060701        012         2.250    5.00000       02.00      0005000     0005000
6649797641  20060601        012         2.250    5.00000       02.00      0005000     0004000
6649964498  20060601        012         2.250    5.00000       02.00      0005000     0005000
6650992503  20060701        012         2.250    5.00000       02.00      0005000     0005000
6651030865  20060601        012         2.250    5.00000       02.00      0005000     0005000
6651354273  20060701        012         2.250    5.00000       02.00      0005000     0005000
6651797703  20060701        012         2.250    5.00000       02.00      0005000     0005000
6654161790  20060701        012         2.250    5.00000       02.00      0005000     0005000
6654880886  20060601        012         2.250    5.00000       02.00      0005000     0005000
6655833843  20060701        012         2.250    5.00000       02.00      0005000     0005000
6656448328  20060701        012         2.250    5.00000       02.00      0005000     0005000
6659879016  20060601        012         2.250    5.00000       02.00      0005000     0005000
6663463724  20060701        012         2.250    5.00000       02.00      0005000     0005000
6663492251  20060701        012         2.250    5.00000       02.00      0005000     0005000
6664183842  20060701        012         2.250    5.00000       02.00      0005000     0005000
6664909568  20060601        012         2.250    5.00000       02.00      0005000     0004625
6665916562  20060601        012         2.250    5.00000       02.00      0005000     0004750
6667196163  20060601        012         2.250    5.00000       02.00      0005000     0005000
6669056670  20060601        012         2.250    5.00000       02.00      0005000     0005000
6670716858  20060701        012         2.250    5.00000       02.00      0005000     0005000
6674177669  20060601        012         2.250    5.00000       02.00      0005000     0005000
6674350381  20060601        012         2.250    5.00000       02.00      0005000     0004375
6674454506  20060701        012         2.250    5.00000       02.00      0005000     0005000
6674569873  20060601        012         2.250    5.00000       02.00      0005000     0004875
6674870479  20060601        012         2.250    5.00000       02.00      0005000     0005000
6674888422  20060601        012         2.250    5.00000       02.00      0005000     0004000
6675477274  20060601        012         2.250    5.00000       02.00      0005000     0005000
6677805720  20060701        012         2.250    5.00000       02.00      0005000     0005000
6678484442  20060701        012         2.250    5.00000       02.00      0005000     0005000
6678991156  20060601        012         2.250    5.00000       02.00      0005000     0004875
6679022423  20060701        012         2.250    5.00000       02.00      0005000     0005000
6680725741  20060601        012         2.250    5.00000       02.00      0005000     0005000
6682643546  20060701        012         2.250    5.00000       02.00      0005000     0005000
6682969552  20060701        012         2.250    5.00000       02.00      0005000     0005000
6684252189  20060601        012         2.250    5.00000       02.00      0005000     0005000
6684816645  20060701        012         2.250    5.00000       02.00      0005000     0005000
6686352151  20060701        012         2.250    5.00000       02.00      0005000     0005000
6686529675  20060601        012         2.250    5.00000       02.00      0005000     0005000
6686852473  20060701        012         2.250    5.00000       02.00      0005000     0005000
6687730033  20060601        012         2.250    5.00000       02.00      0005000     0005000
6687889177  20060701        012         2.250    5.00000       02.00      0005000     0005000
6689017231  20060601        012         2.250    5.00000       02.00      0005000     0004625
6691747304  20060601        012         2.250    5.00000       02.00      0005000     0005000
6691756586  20060701        012         2.250    5.00000       02.00      0005000     0005000
6691974155  20060601        012         2.250    5.00000       02.00      0005000     0005000
6692338137  20060701        012         2.250    5.00000       02.00      0005000     0005000
6692811711  20060701        012         2.250    5.00000       02.00      0005000     0005000
6697367545  20060601        012         2.250    5.00000       02.00      0005000     0005000
6699172265  20060601        012         2.250    5.00000       02.00      0005000     0005000
6699680713  20060701        012         2.250    5.00000       02.00      0005000     0004625
6700472423  20060701        012         2.250    5.00000       02.00      0005000     0005000
6703476694  20060301        012         2.250    5.00000       02.00      0005000     0004625
6705663000  20060701        012         2.250    5.00000       02.00      0005000     0005000
6706141808  20060701        012         2.250    5.00000       02.00      0005000     0005000
6707683667  20060601        012         2.250    5.00000       02.00      0005000     0005000
6709479528  20060701        012         2.250    5.00000       02.00      0005000     0005000
6709643586  20060601        012         2.250    5.00000       02.00      0005000     0005000
6710598720  20060701        012         2.250    5.00000       02.00      0005000     0005000
6711878519  20060601        012         2.250    5.00000       02.00      0005000     0004750
6714214662  20060701        012         2.250    5.00000       02.00      0005000     0005000
6715941263  20060701        012         2.250    5.00000       02.00      0005000     0005000
6718425934  20060601        012         2.250    5.00000       02.00      0005000     0004625
6719254168  20060701        012         2.250    5.00000       02.00      0005000     0005000
6721277579  20060701        012         2.250    5.00000       02.00      0005000     0005000
6721793328  20060601        012         2.250    5.00000       02.00      0005000     0005000
6722834733  20060701        012         2.250    5.00000       02.00      0005000     0005000
6723115025  20060601        012         2.250    5.00000       02.00      0005000     0005000
6723408305  20060601        012         2.250    5.00000       02.00      0005000     0004625
6724857179  20060601        012         2.250    5.00000       02.00      0005000     0005000
6726958876  20060701        012         2.250    5.00000       02.00      0005000     0005000
6727778091  20060701        012         2.250    5.00000       02.00      0005000     0005000
6728922581  20060701        012         2.250    5.00000       02.00      0005000     0005000
6730228274  20060701        012         2.250    5.00000       02.00      0005000     0005000
6731114762  20060601        012         2.250    5.00000       02.00      0005000     0005000
6732787863  20060701        012         2.250    5.00000       02.00      0005000     0005000
6734267161  20060601        012         2.250    5.00000       02.00      0005000     0004875
6734509414  20060601        012         2.250    5.00000       02.00      0005000     0004375
6735686898  20060701        012         2.250    5.00000       02.00      0005000     0005000
6737104874  20060701        012         2.250    5.00000       02.00      0005000     0005000
6737306982  20060701        012         2.250    5.00000       02.00      0005000     0005000
6740511198  20060701        012         2.250    5.00000       02.00      0005000     0005000
6740891657  20060701        012         2.250    5.00000       02.00      0005000     0005000
6746183687  20060701        012         2.250    5.00000       02.00      0005000     0005000
6748801716  20060601        012         2.250    5.00000       02.00      0005000     0005000
6748839922  20060701        012         2.250    5.00000       02.00      0005000     0005000
6749651672  20060701        012         2.250    5.00000       02.00      0005000     0005000
6750644632  20060701        012         2.250    5.00000       02.00      0005000     0005000
6752820859  20060601        012         2.250    5.00000       02.00      0005000     0005000
6753125951  20060601        012         2.250    5.00000       02.00      0005000     0005000
6754708482  20060601        012         2.250    5.00000       02.00      0005000     0004375
6755071955  20060601        012         2.250    5.00000       02.00      0005000     0005000
6756914922  20060601        012         2.250    5.00000       02.00      0005000     0005000
6757258428  20060701        012         2.250    5.00000       02.00      0005000     0005000
6758975004  20060701        012         2.250    5.00000       02.00      0005000     0005000
6761355145  20060701        012         2.250    5.00000       02.00      0005000     0005000
6762782008  20060701        012         2.250    5.00000       02.00      0005000     0005000
6763150023  20060601        012         2.250    5.00000       02.00      0005000     0005000
6764546922  20060701        012         2.250    5.00000       02.00      0005000     0005000
6764916943  20060701        012         2.250    5.00000       02.00      0005000     0005000
6765201014  20060601        012         2.250    5.00000       02.00      0005000     0005000
6769872208  20060701        012         2.250    5.00000       02.00      0005000     0005000
6770139761  20060701        012         2.250    5.00000       02.00      0005000     0005000
6770255609  20060601        012         2.250    5.00000       02.00      0005000     0005000
6770616339  20060601        012         2.250    5.00000       02.00      0005000     0005000
6773087421  20060601        012         2.250    5.00000       02.00      0005000     0005000
6774408626  20060701        012         2.250    5.00000       02.00      0005000     0005000
6774522442  20060701        012         2.250    5.00000       02.00      0005000     0005000
6776833029  20060701        012         2.250    5.00000       02.00      0005000     0005000
6778545803  20060601        012         2.250    5.00000       02.00      0005000     0005000
6779220786  20060601        012         2.250    5.00000       02.00      0005000     0004750
6781027195  20060601        012         2.250    5.00000       02.00      0005000     0004250
6782435603  20060601        012         2.250    5.00000       02.00      0005000     0004625
6782731183  20060701        012         2.250    5.00000       02.00      0005000     0005000
6782744483  20060701        012         2.250    5.00000       02.00      0005000     0005000
6784095256  20060701        012         2.250    5.00000       02.00      0005000     0005000
6784123678  20060701        012         2.250    5.00000       02.00      0005000     0005000
6784683580  20060601        012         2.250    5.00000       02.00      0005000     0004750
6784797059  20060701        012         2.250    5.00000       02.00      0005000     0005000
6784987379  20060601        012         2.250    5.00000       02.00      0005000     0005000
6785651024  20060601        012         2.250    5.00000       02.00      0005000     0003875
6786194529  20060701        012         2.250    5.00000       02.00      0005000     0005000
6786392982  20060701        012         2.250    5.00000       02.00      0005000     0005000
6786993292  20060701        012         2.250    5.00000       02.00      0005000     0005000
6787259867  20060701        012         2.250    5.00000       02.00      0005000     0005000
6789113047  20060601        012         2.250    5.00000       02.00      0005000     0004875
6790221599  20060601        012         2.250    5.00000       02.00      0005000     0005000
6790424433  20060701        012         2.250    5.00000       02.00      0005000     0005000
6794147121  20060601        012         2.250    5.00000       02.00      0005000     0004250
6794828647  20060601        012         2.250    5.00000       02.00      0005000     0004750
6797554919  20060601        012         2.250    5.00000       02.00      0005000     0005000
6797676738  20060601        012         2.250    5.00000       02.00      0005000     0005000
6798661036  20060701        012         2.250    5.00000       02.00      0005000     0005000
6798760911  20060701        012         2.250    5.00000       02.00      0005000     0005000
6798920671  20060701        012         2.250    5.00000       02.00      0005000     0005000
6800642180  20060601        012         2.250    5.00000       02.00      0005000     0005000
6800722875  20060601        012         2.250    5.00000       02.00      0005000     0005000
6800809326  20060601        012         2.250    5.00000       02.00      0005000     0005000
6802566551  20060701        012         2.250    5.00000       02.00      0005000     0005000
6803880423  20060701        012         2.250    5.00000       02.00      0005000     0005000
6805453302  20060601        012         2.250    5.00000       02.00      0005000     0005000
6805955546  20060701        012         2.250    5.00000       02.00      0005000     0005000
6807336158  20060601        012         2.250    5.00000       02.00      0005000     0005000
6809350298  20060601        012         2.250    5.00000       02.00      0005000     0004750
6810835485  20060701        012         2.250    5.00000       02.00      0005000     0005000
6813308175  20060601        012         2.250    5.00000       02.00      0005000     0004625
6816752817  20060601        012         2.250    5.00000       02.00      0005000     0005000
6817239087  20060601        012         2.250    5.00000       02.00      0005000     0004625
6818011048  20060601        012         2.250    5.00000       02.00      0005000     0003875
6821029045  20060601        012         2.250    5.00000       02.00      0005000     0005000
6821923726  20060701        012         2.250    5.00000       02.00      0005000     0005000
6822008451  20060701        012         2.250    5.00000       02.00      0005000     0005000
6823863177  20060601        012         2.250    5.00000       02.00      0005000     0004750
6824572553  20060601        012         2.250    5.00000       02.00      0005000     0004500
6828157807  20060601        012         2.250    5.00000       02.00      0005000     0005000
6828777620  20060701        012         2.250    5.00000       02.00      0005000     0005000
6829153193  20060601        012         2.250    5.00000       02.00      0005000     0004875
6829442380  20060701        012         2.250    5.00000       02.00      0005000     0005000
6830736861  20060701        012         2.250    5.00000       02.00      0005000     0005000
6830956972  20060701        012         2.250    5.00000       02.00      0005000     0005000
6830973688  20060701        012         2.250    5.00000       02.00      0005000     0005000
6831415093  20060701        012         2.250    5.00000       02.00      0005000     0005000
6833737221  20060601        012         2.250    5.00000       02.00      0005000     0004750
6834543206  20060601        012         2.250    5.00000       02.00      0005000     0004750
6837393732  20060601        012         2.250    5.00000       02.00      0005000     0005000
6837900254  20060701        012         2.250    5.00000       02.00      0005000     0005000
6841556480  20060501        012         2.250    5.00000       02.00      0005000     0005000
6842452366  20060601        012         2.250    5.00000       02.00      0005000     0004625
6843374452  20060701        012         2.250    5.00000       02.00      0005000     0005000
6843651750  20060601        012         2.250    5.00000       02.00      0005000     0005000
6843856367  20060701        012         2.250    5.00000       02.00      0005000     0005000
6844081973  20060701        012         2.250    5.00000       02.00      0005000     0005000
6846756812  20060701        012         2.250    5.00000       02.00      0005000     0005000
6846880679  20060601        012         2.250    5.00000       02.00      0005000     0005000
6847195820  20060601        012         2.250    5.00000       02.00      0005000     0005000
6849162935  20060601        012         2.250    5.00000       02.00      0005000     0005000
6849455214  20060701        012         2.250    5.00000       02.00      0005000     0005000
6853183272  20060701        012         2.250    5.00000       02.00      0005000     0005000
6853594064  20060601        012         2.250    5.00000       02.00      0005000     0004750
6853700992  20060701        012         2.250    5.00000       02.00      0005000     0005000
6855145501  20060601        012         2.250    5.00000       02.00      0005000     0005000
6857180035  20060701        012         2.250    5.00000       02.00      0005000     0005000
6860233425  20060701        012         2.250    5.00000       02.00      0005000     0005000
6861420351  20060701        012         2.250    5.00000       02.00      0005000     0005000
6861505045  20060601        012         2.250    5.00000       02.00      0005000     0005000
6861770888  20060601        012         2.250    5.00000       02.00      0005000     0004875
6862843320  20060601        012         2.250    5.00000       02.00      0005000     0005000
6863866783  20060701        012         2.250    5.00000       02.00      0005000     0005000
6864039273  20060601        012         2.250    5.00000       02.00      0005000     0005000
6864365470  20060601        012         2.250    5.00000       02.00      0005000     0004500
6866111963  20060701        012         2.250    5.00000       02.00      0005000     0005000
6868944403  20060701        012         2.250    5.00000       02.00      0005000     0005000
6869502150  20060601        012         2.250    5.00000       02.00      0005000     0004875
6869732625  20060601        012         2.250    5.00000       02.00      0005000     0004750
6870252605  20060601        012         2.250    5.00000       02.00      0005000     0005000
6871074446  20060701        012         2.250    5.00000       02.00      0005000     0005000
6873503301  20060601        012         2.250    5.00000       02.00      0005000     0004500
6874748236  20060701        012         2.250    5.00000       02.00      0005000     0005000
6875602937  20060701        012         2.250    5.00000       02.00      0005000     0005000
6876254985  20060701        012         2.250    5.00000       02.00      0005000     0005000
6876577740  20060601        012         2.250    5.00000       02.00      0005000     0004750
6876847713  20060701        012         2.250    5.00000       02.00      0005000     0005000
6878002424  20060701        012         2.250    5.00000       02.00      0005000     0005000
6878407995  20060701        012         2.250    5.00000       02.00      0005000     0005000
6880215725  20060601        012         2.250    5.00000       02.00      0005000     0005000
6882160432  20060701        012         2.250    5.00000       02.00      0005000     0005000
6882284117  20060701        012         2.250    5.00000       02.00      0005000     0005000
6882319475  20060601        012         2.250    5.00000       02.00      0005000     0004250
6882556282  20060601        012         2.250    5.00000       02.00      0005000     0004375
6882869123  20060701        012         2.250    5.00000       02.00      0005000     0005000
6884013076  20060701        012         2.250    5.00000       02.00      0005000     0005000
6884255388  20060701        012         2.250    5.00000       02.00      0005000     0005000
6886589222  20060701        012         2.250    5.00000       02.00      0005000     0005000
6888346902  20060601        012         2.250    5.00000       02.00      0005000     0004625
6888990147  20060601        012         2.250    5.00000       02.00      0005000     0005000
6890289249  20060601        012         2.250    5.00000       02.00      0005000     0004750
6890529917  20060701        012         2.250    5.00000       02.00      0005000     0005000
6891012301  20060601        012         2.250    5.00000       02.00      0005000     0004625
6891846526  20060701        012         2.250    5.00000       02.00      0005000     0005000
6892112308  20060601        012         2.250    5.00000       02.00      0005000     0005000
6893004181  20060701        012         2.250    5.00000       02.00      0005000     0005000
6893996782  20060701        012         2.250    5.00000       02.00      0005000     0005000
6895554720  20060601        012         2.250    5.00000       02.00      0005000     0005000
6896043327  20060601        012         2.250    5.00000       02.00      0005000     0005000
6898707978  20060701        012         2.250    5.00000       02.00      0005000     0005000
6899086455  20060601        012         2.250    5.00000       02.00      0005000     0005000
6901320231  20060701        012         2.250    5.00000       02.00      0005000     0005000
6902395521  20060701        012         2.250    5.00000       02.00      0005000     0005000
6904559025  20060601        012         2.250    5.00000       02.00      0005000     0004875
6906179178  20060701        012         2.250    5.00000       02.00      0005000     0005000
6906822330  20060601        012         2.250    5.00000       02.00      0005000     0005000
6907329376  20060701        012         2.250    5.00000       02.00      0005000     0005000
6907506890  20060701        012         2.250    5.00000       02.00      0005000     0005000
6907576596  20060701        012         2.250    5.00000       02.00      0005000     0005000
6908248732  20060701        012         2.250    5.00000       02.00      0005000     0005000
6908361519  20060701        012         2.250    5.00000       02.00      0005000     0005000
6908625640  20060701        012         2.250    5.00000       02.00      0005000     0005000
6910883435  20060701        012         2.250    5.00000       02.00      0005000     0005000
6916159277  20060701        012         2.250    5.00000       02.00      0005000     0005000
6920236962  20060601        012         2.250    5.00000       02.00      0005000     0004875
6921632631  20060601        012         2.250    5.00000       02.00      0005000     0004625
6921989759  20060701        012         2.250    5.00000       02.00      0005000     0005000
6922898199  20060701        012         2.250    5.00000       02.00      0005000     0005000
6923113119  20060601        012         2.250    5.00000       02.00      0005000     0005000
6923473687  20060601        012         2.250    5.00000       02.00      0005000     0004750
6924828798  20060601        012         2.250    5.00000       02.00      0005000     0004500
6926516524  20060701        012         2.250    5.00000       02.00      0005000     0005000
6930628703  00000000        012         2.250    5.00000       02.00      0005000     0005000
6930808636  20060701        012         2.250    5.00000       02.00      0005000     0005000
6930812687  20060701        012         2.250    5.00000       02.00      0005000     0005000
6931705013  20060701        012         2.250    5.00000       02.00      0005000     0005000
6931891920  20060601        012         2.250    5.00000       02.00      0005000     0004875
6933075795  20060601        012         2.250    5.00000       02.00      0005000     0005000
6933255819  20060601        012         2.250    5.00000       02.00      0005000     0004500
6936134128  20060701        012         2.250    5.00000       02.00      0005000     0005000
6938806574  20060701        012         2.250    5.00000       02.00      0005000     0005000
6939352305  20060701        012         2.250    5.00000       02.00      0005000     0005000
6940174128  20060601        012         2.250    5.00000       02.00      0005000     0004750
6946545826  20060701        012         2.250    5.00000       02.00      0005000     0005000
6949307802  20060701        012         2.250    5.00000       02.00      0005000     0005000
6950140530  20060601        012         2.250    5.00000       02.00      0005000     0005000
6950194065  20060701        012         2.250    5.00000       02.00      0005000     0005000
6951672440  20060601        012         2.250    5.00000       02.00      0005000     0005000
6952232574  20060701        012         2.250    5.00000       02.00      0005000     0005000
6953324032  20060701        012         2.250    5.00000       02.00      0005000     0005000
6954779135  20060601        012         2.250    5.00000       02.00      0005000     0005000
6955134272  20060601        012         2.250    5.00000       02.00      0005000     0005000
6958977271  20060701        012         2.250    5.00000       02.00      0005000     0005000
6959301240  20060701        012         2.250    5.00000       02.00      0005000     0005000
6959435956  20060701        012         2.250    5.00000       02.00      0005000     0005000
6960039920  20060601        012         2.250    5.00000       02.00      0005000     0004625
6961496426  20060601        012         2.250    5.00000       02.00      0005000     0005000
6962108574  20060601        012         2.250    5.00000       02.00      0005000     0005000
6962581739  20060601        012         2.250    5.00000       02.00      0005000     0005000
6963669905  20060601        012         2.250    5.00000       02.00      0005000     0005000
6964264169  20060701        012         2.250    5.00000       02.00      0005000     0005000
6964591496  20060601        012         2.250    5.00000       02.00      0005000     0005000
6965864082  20060601        012         2.250    5.00000       02.00      0005000     0004500
6966587021  20060701        012         2.250    5.00000       02.00      0005000     0005000
6968333143  20060601        012         2.250    5.00000       02.00      0005000     0004750
6968933462  20060701        012         2.250    5.00000       02.00      0005000     0005000
6973405290  20060701        012         2.250    5.00000       02.00      0005000     0005000
6974458835  20060601        012         2.250    5.00000       02.00      0005000     0004875
6974758937  20060701        012         2.250    5.00000       02.00      0005000     0005000
6975399145  20060601        012         2.250    5.00000       02.00      0005000     0004750
6976241973  20060701        012         2.250    5.00000       02.00      0005000     0005000
6976539236  20060701        012         2.250    5.00000       02.00      0005000     0005000
6978107842  20060701        012         2.250    5.00000       02.00      0005000     0005000
6979192496  20060601        012         2.250    5.00000       02.00      0005000     0004625
6979528954  20060601        012         2.250    5.00000       02.00      0005000     0004750
6979694525  20060601        012         2.250    5.00000       02.00      0005000     0005000
6979890255  20060701        012         2.250    5.00000       02.00      0005000     0005000
6981198564  20060601        012         2.250    5.00000       02.00      0005000     0005000
6982392679  20060601        012         2.250    5.00000       02.00      0005000     0005000
6984120490  20060601        012         2.250    5.00000       02.00      0005000     0005000
6984383007  20060701        012         2.250    5.00000       02.00      0005000     0005000
6984632312  20060601        012         2.250    5.00000       02.00      0005000     0005000
6985908026  20060701        012         2.250    5.00000       02.00      0005000     0005000
6986750856  20060601        012         2.250    5.00000       02.00      0005000     0004125
6986766530  20060701        012         2.250    5.00000       02.00      0005000     0005000
6986957139  20060701        012         2.250    5.00000       02.00      0005000     0005000
6987112197  20060601        012         2.250    5.00000       02.00      0005000     0005000
6988902141  20060701        012         2.250    5.00000       02.00      0005000     0005000
6989337297  20060601        012         2.250    5.00000       02.00      0005000     0004875
6991097343  20060701        012         2.250    5.00000       02.00      0005000     0005000
6993685087  20060701        012         2.250    5.00000       02.00      0005000     0005000
6997725129  20060601        012         2.250    5.00000       02.00      0005000     0004375
6998767443  20060601        012         2.250    5.00000       02.00      0005000     0005000
6999183749  20060601        012         2.250    5.00000       02.00      0005000     0005000

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 East
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated July 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: ______________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:___________________________________
                                    Address:__________________________________
                                    __________________________________________

                                    Date:_____________________________________

Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


__________________________________  ________________
Signature                           Date

Documents returned to Custodian:


__________________________________  ________________
Custodian                           Date

                                    EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated July 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [_______________],

                              By: ______________________________________
                              Name: ____________________________________
                              Title: ___________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-D, Class ___, having an initial aggregate Certificate Balance as of July 26, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-D, Class ___, having an initial aggregate Certificate Balance as of July 26, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title:____________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

------------------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    IF AN ADVISER:

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Date:_____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-D, Class ___, having an initial aggregate Certificate Principal
            Balance as of July 26, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    EXHIBIT H

                   FORM OF TRANSFEREE REPRESENTATION LETTER
                   FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-D, Class ___, having an initial aggregate Certificate Principal
            Balance as of July 26, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [____________________] (the "Transferor") to [________________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                    EXHIBIT I

                   FORM OF AFFIDAVIT REGARDING TRANSFER OF
                RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                  Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-D

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class [A-R] [A-LR] Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated July 26, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9. The Transferee's taxpayer identification number is __________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    __________________________________________
                                    Print Name of Transferee

                                    By: ______________________________________
                                        Name:
                                        Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of __________________, ____






                                    __________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                    CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.


12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                  _______________________



            (c)  in the case of the Purchaser:

                  _______________________



            Section 3.05.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                          Loss Mitigation Advisor
                                          _______________________

                                          By:_________________________________
                                          Name:
                                          Title:

                  PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                       Purchaser

                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland